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                                        STATEMENT OF ADDITIONAL INFORMATION


                     NATIONS FUND, INC.                                             NATIONS FUND TRUST
                     Nations Prime Fund                                    Nations Government Money Market Fund
                    Nations Treasury Fund                                        Nations Tax Exempt Fund
                 Nations Equity Income Fund                                         Nations Value Fund
             Nations Government Securities Fund                                Nations Capital Growth Fund
              Nations International Growth Fund                                Nations Emerging Growth Fund
              Nations Small Company Growth Fund                                 Nations Equity Index Fund
              Nations U.S. Government Bond Fund                                 Nations Managed Index Fund
                                                                           Nations Managed SmallCap Index Fund
                      NATIONS RESERVES                                       Nations Managed Value Index Fund
                    Nations Cash Reserves                               Nations Managed SmallCap Value Index Fund
                Nations Money Market Reserves                                Nations Disciplined Equity Fund
                  Nations Treasury Reserves                                   Nations Strategic Equity Fund
                 Nations Government Reserves                                   Nations Balanced Assets Fund
                 Nations Municipal Reserves                             Nations Short-Intermediate Government Fund
           Nations California Tax-Exempt Reserves                             Nations Short-Term Income Fund
                Nations Asset Allocation Fund                                Nations Diversified Income Fund
                 Nations Capital Income Fund                               Nations Strategic Fixed Income Fund
                Nations Emerging Markets Fund                                 Nations Municipal Income Fund
            Nations Marsico Growth & Income Fund                         Nations Short-Term Municipal Income Fund
            Nations Marsico Focused Equities Fund                        Nations Intermediate Municipal Bond Fund
           Nations California Municipal Bond Fund                    Nations Florida Intermediate Municipal Bond Fund
               Nations Intermediate Bond Fund                              Nations Florida Municipal Bond Fund
              Nations International Equity Fund                      Nations Georgia Intermediate Municipal Bond Fund
              Nations International Value Fund                             Nations Georgia Municipal Bond Fund
                   Nations Blue Chip Fund                           Nations Maryland Intermediate Municipal Bond Fund
                                                                           Nations Maryland Municipal Bond Fund
                                                                 Nations North Carolina Intermediate Municipal Bond Fund
                                                                        Nations North Carolina Municipal Bond Fund
                                                                 Nations South Carolina Intermediate Municipal Bond Fund
                                                                        Nations South Carolina Municipal Bond Fund
                                                                    Nations Tennessee Intermediate Municipal Bond Fund
                                                                          Nations Tennessee Municipal Bond Fund
                                                                      Nations Texas Intermediate Municipal Bond Fund
                                                                            Nations Texas Municipal Bond Fund
                                                                    Nations Virginia Intermediate Municipal Bond Fund
                                                                           Nations Virginia Municipal Bond Fund

                 CAPITAL, ADVISER, LIQUIDITY, MARKET, INVESTOR, SERVICE, DAILY, TRUST, INVESTOR A,
                     INVESTOR B, INVESTOR C, PRIMARY A, PRIMARY B, MARSICO AND SEAFIRST SHARES
                    August 1, 1999, as supplemented on September 21, 1999 and October 12, 1999
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         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed fifty-nine investment portfolios of Nations Reserves, Nations Fund,
Inc., and Nations Fund Trust (individually, a "Fund" and collectively, the
"Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1999, as supplemented (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses.
Copies of the Prospectuses may be obtained without charge by writing Nations
Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North
Carolina 28255, or by calling Nations Funds at (800) 321-7854.

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                                TABLE OF CONTENTS
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HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
NATIONS RESERVES ............................................................................       1

DESCRIPTION OF THE COMPANIES AND THE INVESTMENTS AND RISKS
OF THEIR FUNDS ..............................................................................       1
       General...............................................................................       1
       Investment Limitations ...............................................................       4
       NR Funds' Fundamental Policy Restrictions.............................................       4
       NR Funds' Non-Fundamental Policy Restrictions.........................................      10
       NFT and NFI Funds' Fundamental Policy Restrictions....................................      11
       NFT and NFI Funds' Non-Fundamental Policy Restrictions................................      13
       Permissible Fund Investments..........................................................      14
       Asset-Backed Securities...............................................................      21
       Borrowings............................................................................      25
       Commercial Instruments................................................................      25
       Combined Transactions.................................................................      26
       Convertible Securities................................................................      26
       Corporate Debt Securities.............................................................      27
       Custodial Receipts....................................................................      27
       Currency Swaps........................................................................      27
       Delayed Delivery Transactions.........................................................      27
       Dollar Roll Transactions .............................................................      28
       Equity Swap Contracts ................................................................      28
       Foreign Currency Transactions ........................................................      29
       Futures, Options and Other Derivative Instruments.....................................      30
       Guaranteed Investment Contracts.......................................................      44
       Insured Municipal Securities .........................................................      44
       Interest Rate Transactions ...........................................................      44
       Lower Rated Debt Securities...........................................................      45
       Municipal Securities .................................................................      46
       Options on Currencies.................................................................      73
       Other Investment Companies............................................................      74
       Participation Interests and Company Receipts..........................................      74
       Real Estate Investment Trusts.........................................................      74
       Repurchase Agreements ................................................................      74
       Reverse Repurchase Agreements ........................................................      75
       Securities Lending....................................................................      75
       Short Sales...........................................................................      75
       Special Situations....................................................................      75
       Standard & Poor's Depositary Receipts.................................................      76
       Stand-by Commitments .................................................................      76
       Stripped Securities...................................................................      77
       U.S. and Foreign Bank Obligations.....................................................      77
       U.S. Government Obligations...........................................................      78
       Use of Segregated and Other Special Accounts..........................................      78
       Variable and Floating Rate Instruments ...............................................      79
       Warrants..............................................................................      79
       When-Issued Purchases and Forward Commitments  .......................................      79
       Portfolio Turnover....................................................................      80
       Investment Risks and Considerations...................................................      80

                                       i
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MANAGEMENT OF THE COMPANIES..................................................................      82
       Nations Funds Retirement Plan.........................................................      85
       Nations Funds Deferred Compensation Plan..............................................      85
       Shareholder and Trustee Liability.....................................................      87

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .....................................................................      87
       Investment Adviser and Sub-Advisers...................................................      87
       Co-Administrators and Sub-Administrator...............................................      98
       Distribution Plans and Shareholder Servicing Arrangements for
           Investor A Shares.................................................................     111
           Investor B/C Shares ..............................................................     113
           Investor C/B Shares...............................................................     115
           Daily Shares......................................................................     116
           Marsico Shares of the Prime Fund..................................................     118
           Primary B Shares - Money Market Funds.............................................     125
           Primary B Shares - Non-Money Market Funds.........................................     125
           Liquidity Class...................................................................     126
           Market Class......................................................................     127
           Adviser Class.....................................................................     129
           Trust Class.......................................................................     130
           Service Class.....................................................................     131
           Investor Class....................................................................     132
           Marsico Shares....................................................................     133
           Seafirst Shares...................................................................     134
           Expenses..........................................................................     135
       Transfer Agents and Custodians........................................................     136
       Distributor...........................................................................     136
       Independent Accountant and Reports....................................................     137
       Counsel...............................................................................     137

FUND TRANSACTIONS AND BROKERAGE..............................................................     138
       General Brokerage Policy..............................................................     138

BROKERAGE COMMISSIONS........................................................................     140
       Section 28(e) Standards...............................................................     141

DESCRIPTION OF SHARES........................................................................     142
       Description of Shares of the Companies................................................     142
       Net Asset Value Determination.........................................................     143

ADDITIONAL INFORMATION CONCERNING TAXES......................................................     144
       General...............................................................................     144
       Taxation of the Master Portfolios.....................................................     145
       Excise Tax ...........................................................................     146
       Private Letter Ruling.................................................................     146
       Taxation of Fund Investments..........................................................     147
       Foreign Taxes ........................................................................     148
       Capital Gain Distributions............................................................     148
       Disposition of Fund Shares............................................................     148
       Federal Income Tax Rates..............................................................     149
       Corporate Shareholders................................................................     149
       Foreign Shareholders..................................................................     149
       Backup Withholding....................................................................     149

                                       ii
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       Special Tax Considerations Pertaining to the Municipal Income Fund, Short-Term
         Municipal Income Fund, Intermediate Municipal Bond Fund, the State
         Intermediate Municipal Bond Funds and the State Municipal Bond Funds................     149
       Additional Considerations for Municipal Reserves, California Tax-Exempt Reserves
         and the California Municipal Bond Fund..............................................     152
       Additional Considerations for California Tax-Exempt Reserves and
         California Municipal Bond Fund......................................................     152
       Other Matters.........................................................................     153

ADDITIONAL INFORMATION ON PERFORMANCE........................................................     153
       Yield Calculations....................................................................     156
       Total Return Calculations.............................................................     167

MISCELLANEOUS ...............................................................................     179
       Certain Record Holders................................................................     179

SCHEDULE A - Description of Ratings..........................................................     A-1
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                                       iii
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              HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
                                NATIONS RESERVES

          Nations Fund Trust ("NFT"), Nations Fund, Inc. ("NFI") and Nations Reserves (formerly known as The Capitol Mutual Funds),1 ("NR") (individually a "Company", and collectively, the "Companies") are open-end registered investment companies in the Nations Funds family, which consists of the Companies, Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust. The Nations Funds family currently has more than 70 distinct investment portfolios and total assets in excess of $70 billion.

         NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983, but had no operations prior to December 15, 1986. NR was organized as a Massachusetts business trust on January 22, 1990. NFT, NFI and NR each have fiscal year ends of March 31.

                        DESCRIPTION OF THE COMPANIES AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS
         GENERAL.

         NFT currently consists of thirty-six different investment portfolios. This SAI pertains to: the Primary A, Investor A, Investor B and Investor C Shares of Nations Strategic Equity Fund ("Strategic Equity Fund"); the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds"); the Primary A, Primary B, Investor A and Investor B Shares of Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"); and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to
------------
(1) More specifically, Nations Reserves is the name under which The Capitol Mutual Funds conducts business.

herein as the "State Intermediate Municipal Bond Funds." The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal Bond Funds." All of the Funds of NFT are diversified, with the exception of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

         Each share of NFT is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NFT's Board of Trustees. NFT's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NFT will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the discussion on Investment Limitations and Description of Shares for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

         As of August 1, 1999, Bank of America, N.A. ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of NFT and therefore could be considered to be a controlling person of NFT for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders.

         NFT does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. NFT's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of NFT entitled to be voted at such meeting.

         NFI currently consists of seven different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C , Daily Shares and Marsico Shares of Nations Prime Fund (the "Prime Fund") and the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Growth Fund (the "Small Company Growth Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund") and Nations International Growth Fund (the "International Growth Fund"). All of the Funds of NFI are diversified.

         As of the date of this SAI, the authorized capital stock of NFI consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors,
(a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of NFI, less (b) the liabilities of NFI attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

         Shareholders of NFI do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of NFI. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFI. There are no preemptive rights applicable to any of NFI's shares. NFI's shares, when issued, will be fully paid and non-assessable.

         As of August 1, 1999, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFI and therefore could be considered to be a controlling person of NFI for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NFI will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

         NR currently consists of sixteen investment portfolios. The Agreement and Declaration of Trust under which NR was duly established permits NR to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. This SAI relates to: the Capital, Liquidity, Adviser, Market, Daily, Service, Investor and Trust Shares of Nations Cash Reserves ("Cash Reserves"), Nations Money Market Reserves ("Money Market Reserves"), Nations Treasury Reserves ("Treasury Reserves"), Nations Government Reserves ("Government Reserves"), Nations Municipal Reserves ("Municipal Reserves") and Nations California Tax-Exempt Reserves ("California Reserves") (collectively referred to as the "NR Money Market Funds"); and to the Primary A, Investor A, Investor B, Investor C and Seafirst Shares of Nations Asset Allocation Fund ("Asset Allocation Fund") and Nations Intermediate Bond Fund ("Intermediate Bond Fund"); and to the Primary A, Investor A, Investor B and Investor C Shares of Nations Capital Income Fund ("Capital Income Fund"), Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations International Equity Fund ("International Equity Fund"), Nations International Value Fund ("International Value Fund") and Nations California Municipal Bond Fund ("California Bond Fund"); and to the Primary A, Primary B, Investor A, Investor B, Investor C and Seafirst Shares of Nations Blue Chip Fund ("Blue Chip Fund"); and to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund ("Emerging Markets Fund"). All of the Funds of NR are diversified, with the exception of the Nations Marsico Focused Equities Fund, California Reserves and the California Bond Fund.

         The Intermediate Bond Fund, Blue Chip Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund and the International Equity Fund are sometimes referred to herein as the "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as the corresponding master portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios") of Nations Master Investment Trust ("NMIT"), an open-end management investment company. The Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio. The Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio. The Nations Marsico Focused Equities Fund invests substantially all of its assets in Nations Marsico Focused Equities Master Portfolio. The Nations Marsico Growth & Income Fund invests substantially all of its assets in Nations Marsico Growth & Income Master Portfolio. The International Equity Fund invests substantially all of its assets in Nations International Equity Master Portfolio.

         Each share of NR is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NR's Board of Trustees. NR's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NR will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.

         As of August 1, 1999, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NR and, therefore, could be considered to be a controlling person of NR for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NR will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Massachusetts business trust law.

         Because this SAI combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI and NR have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

         The NFI Money Market Funds, NFT Money Market Funds and NR Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFI, NFT and NR are sometimes referred to as "Non-Money Market Funds".

         Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Funds, except the Feeder Funds. BAAI is the investment adviser to the Master Portfolios.

         Chicago Equity Partners Corporation ("Chicago Equity") is co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to the Asset Allocation Fund. Bank of America Investment Management ("BAIM") is the investment sub-adviser to the Strategic Equity Fund. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the Emerging Markets Fund and the International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to the U.S. Government Bond Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds except the Feeder Funds. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Master Portfolio. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") are the co-investment sub-advisers to the International Equity Master Portfolio. As used herein the term "Adviser" shall mean BAAI, Chicago Equity, TradeStreet, Gartmore, INVESCO, Putnam, Boatmen's, Brandes and/or Marsico Capital as the context may require.

         This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

         INVESTMENT LIMITATIONS

         Information concerning each Fund's investment objective is set forth in each of the Prospectuses. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses. The most significant investment restrictions applicable to the Funds' investment programs are set forth below:

         The following investment limitations that are matters of fundamental policy may not be changed without the affirmative vote of a Fund's shareholders. The following investment limitations that are matters of non-fundamental policy may be changed without the affirmative vote of a Fund's shareholders.

         In addition to the policies outlined below, each Fund is seeking or has obtained permission from the SEC to borrow money from or lend money to other funds of the companies, and to other investment companies that permit such transactions, and for which BAAI serves as investment adviser.

         NR FUNDS' FUNDAMENTAL POLICY RESTRICTIONS

Each Fund (except with respect to certain Funds whose restrictions are enumerated separately) may not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

6. Purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks.

Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves may not:

     1. Acquire more than 10% of the voting securities of any one issuer.

     2. Invest in companies for the purpose of exercising control.

     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

     5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

     7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

     9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

     10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, or partner of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

     13. Write or purchase puts, calls or combinations thereof.

     14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Money Market Reserves may not:

     1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     8.  Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

         Although the foregoing investment limitations would permit Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

         As stated in the Prospectuses, securities subject to unconditional demand features acquired by Money Market Reserves must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, Money Market Reserves may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

California Tax-Exempt Reserves may not:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     6.  Make loans, except to the extent permitted by the 1940 Act.

Asset Allocation Fund, Capital Income Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     5.  Make loans, except to the extent permitted by the 1940 Act.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

Each of the Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, International Equity Fund, International Value Fund and Emerging Markets Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Except for the Nations Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act. The Nations Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

NR FUNDS' NON-FUNDAMENTAL POLICY RESTRICTIONS

     1. Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

     2. California Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

         Notwithstanding the foregoing restriction, California Reserves invests without regard to 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

     3. Asset Allocation Fund, Capital Income Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not: sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

     4. Asset Allocation Fund, Capital Income Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

     5. California Bond Fund may not purchase securities of companies for the purpose of exercising control.

     6. Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Capital Income Fund and California Bond Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

Each of the Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, International Equity Fund, International Value Fund and Emerging Markets Fund may:

     1. Not invest in shares of other open-end management investment companies, subject to the limitations of the Investment Company Act of 1940 (the "1940 Act"), the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act, its rules and regulations and any exemptive relief obtained by the Funds. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     2. Invest or hold more than 15% (10% in the case of a money market fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and not buy call options with a value exceeding 5% of the Fund's total assets.

     4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     5. Not make investments for the purpose of exercising control or management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     7. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     8. Not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NFT AND NFI FUNDS' FUNDAMENTAL POLICY RESTRICTIONS

Each Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

     2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

     3. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

     4. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     5. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

     7. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

     8. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

The International Growth Fund may not:

         Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of the Small Company Growth Fund and the U.S. Government Bond Fund may not:

         Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

         If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

In addition, the Small Company Growth Fund and the Government Bond Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Growth Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

         The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of the International Growth Fund, Small Company Growth Fund and U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

NFT AND NFI FUNDS' NON-FUNDAMENTAL POLICY RESTRICTIONS

         In addition, certain non-fundamental investment restrictions are also applicable to the Funds, including the following:

     1. No Fund will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

     2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

     3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

     5. No Money Market Fund may purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

     6. No Fund will purchase securities of companies for the purpose of exercising control.

     7. No Money Market Fund will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

     8. No Non-Money Market Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

     9. No Fund will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

     10. No Fund will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     11. No Fund will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

Small Company Growth Fund and Government Bond Fund may not:

     Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

Government Bond Fund may not:

     1. Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

     2. Purchase securities of issuers restricted as to disposition if the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

The Tax Exempt Fund may not:

         Purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

         PERMISSIBLE FUND INVESTMENTS

         In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, E.G., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         THE EQUITY FUNDS

         Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

         Equity Income Fund:  See General Section below.

         Emerging Growth Fund:  See General Section below.

         Small Company Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

         Disciplined Equity Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. Government and corporate debt securities and various money market instruments. The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G., securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

         Capital Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Fund may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

         Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: In addition to the types of securities described in their Prospectuses, the Master Portfolios (in which the Funds invests all of their assets) may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Master Portfolios also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities, high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

         The Master Portfolios may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary to meet anticipated redemption request. In other words, the Master Portfolios do not always stay fully invested in stocks and bonds. The Master Portfolios also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Master Portfolios also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

         General: Notwithstanding that each Equity Fund (or Master Portfolio as the case may be) may invest in each type of security listed above in percentages of less than 10% of that Fund's total assets, each Equity Fund (except the Nations Marsico Focused Equities Master Portfolios and the Nations Marsico Growth & Income Master Portfolio) may invest up to 20% of its assets in foreign securities. While each Equity Fund reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Funds.

         In addition, each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. Each Equity Fund (except the Nations Marsico Funds) may invest in Standard & Poor's Depositary Receipts ("SPDRs"). In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. The Nations Marsico Focused Equities Master Portfolios and Nations Marsico Growth & Income Master Portfolio may invest in forward foreign exchange contracts.

         Asset Allocation Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

         THE INTERNATIONAL FUNDS

         International Equity Fund: In addition to the types of securities described in its Prospectus, the Master Portfolio (in which the Fund invests all of its assets) may invest in: real estate investment trust securities and, for temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments. The Master Portfolio also may invest in convertible securities, preferred stocks, bonds, notes and other fixed-income securities, including Eurodollar and foreign government securities.

         International Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and American Depositary Shares ("ADSs"). For temporary defensive purposes, the Fund may invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

         International Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

         Emerging Markets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: debt instruments; foreign investment funds or trusts, real estate investment trust securities, ADRs, GDRs, EDRs and ADSs. For temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

         General: Each Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each International Fund also may invest in real estate investment trust securities. In addition, each International Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Each Fund also may invest in forward foreign exchange contracts.

         THE INDEX FUNDS

         Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund and Managed SmallCap

Value Index Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in: high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Funds may invest without limitation in high-quality short-term debt securities and money market instruments, domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements. The Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Funds may lend their Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Funds also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). In addition, the Funds may invest in other securities issued by other investment companies, consistent with such Funds' investment objective and policies.

         In addition, when consistent with such Funds' respective investment objective, the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of Fund securities that it holds, which will allow the Funds to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. A Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Funds may, at times, sell Fund securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The Index Funds incur transaction (brokerage) costs in connection with the purchase and sale of Fund securities. For some funds, these costs can have a material negative impact on performance. With respect to the Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.

         BALANCED FUND

         Balanced Assets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         FIXED-INCOME FUNDS

         Short-Term Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, real estate investment trust securities, municipal securities rated by one nationally recognized statistical rating organization ("NRSRO"), or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated, high quality money market instruments, repurchase agreements and cash.

         Short-Intermediate Government Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Government Securities Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Strategic Fixed Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, and real estate investment trust securities. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Diversified Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, asset-backed securities and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         U.S. Government Bond Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: CMOs issued or guaranteed by a U.S. Government agency or instrumentality, ADRs, EDRs, cash equivalents, futures contracts, interest rate swaps and options.

         General: Each of the Fixed Income Funds discussed above may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes, exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls, and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

         Capital Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: Eurodollar convertible securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, money market securities, investment grade debt securities, cash equivalents, options, securities purchase on a when-issued, forward-commitment or delayed-settlement basis. The Fund also may invest in: certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Fund's investment objective and policies.

         Intermediate Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Master Portfolio (in which the Fund invests all of its assets) may invest in: municipal securities, cash equivalents, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio may lend its securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Master Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Master Portfolio may purchase securities issued by other investment companies, consistent with its investment objective and policies. The Master Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         NATIONAL MUNICIPAL BOND FUNDS

         Short-Term Municipal Income Fund, Intermediate Municipal Income Fund and Municipal Income Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         STATE MUNICIPAL BOND FUNDS AND STATE INTERMEDIATE MUNICIPAL BOND FUNDS

         Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         California Municipal Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: below investment-grade municipal securities, short-term taxable and non-taxable obligations, repurchase agreements, private activity bonds, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         MONEY MARKET FUNDS

         Prime Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Treasury Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Tax-Exempt Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Government Money Market Fund: In addition to the types of securities described in the Prospectus, the Fund may also invest in repurchase agreements and securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Government Reserves: In addition to the types of securities described in the Prospectus, the Fund may also invest in repurchase agreements and securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         California Tax-Exempt Reserves: In addition to the types of securities described in the Prospectus, the Fund may also invest in cash equivalents and taxable obligations, during temporary defensive periods.

         Cash Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Treasury Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors.

         Municipal Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Money Market Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

ASSET-BACKED SECURITIES

        IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. Governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         ADDITIONAL INFORMATION ON MORTGAGE-BACKED SECURITIES.

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BORROWINGS

         NFT, NFI and NR participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

COMMERCIAL INSTRUMENTS

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

CONVERTIBLE SECURITIES

         Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

         Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

         Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (I.E., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

         Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, I.E., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (I.E., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed any limitation imposed by the SEC Staff.

         The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

         Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         STOCK INDEX FUTURES CONTRACTS. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (I.E., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (I.E., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of

France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (I.E., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of any limitation on illiquid securities imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

         Additional Information on Futures and Options

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I. Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, E.G., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                                    ANTICIPATORY PURCHASE HEDGE: Buy the Future

                                 Hedge Objective: Protect Against Increasing Price

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 130
     Actual Cost = $65,000                                             Value of Futures = $65,000/Contract
     Increase in Purchase                                              Gain on Futures = $2,500
Price = $2,500
                                 HEDGING A STOCK PORTFOLIO: Sell the Future Hedge

                            Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0
              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                                       Value of Futures = $960,000
     Loss in Portfolio                                                 Gain on Futures = $40,000
       Value = $40 000

      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                                    ANTICIPATORY PURCHASE HEDGE: Buy the Future

                                 Hedge Objective: Protect Against Increasing Price

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 120
     Actual Cost = $60,000                                             Value of Futures = $60,000/Contract
     Decrease in Purchase                                              Loss on Futures = $2,500/Contract
     Price = $2,500
                                    HEDGING A STOCK PORTFOLIO: Sell the Future

                                    Hedge Objective: Protect Against Declining

                                              Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0
              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000
                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                                     Value of Futures = $1,040,000
     Gain in Portfolio = $40,000                                       Loss of Futures = $40,000
       Value = $40 000

III.     Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

         Accounting Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower rated debt securities are not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

         GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (E.G., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         The following information relates specifically to California Reserves and the California Municipal Bond Fund:

         This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         ECONOMIC FACTORS

         FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

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

         As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         1995-96, 1996-97 AND 1997-98 FISCAL YEARS

         With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

         In each of these two fiscal years, the State budget contained the following major features:

     1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" Proposition 98".

     2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

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

     3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

     4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

     5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

         As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

         1998-99 FISCAL YEAR

         On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

         For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

         FISCAL YEAR 1998-99 BUDGET ACT

         On August 21, 1998, the Governor signed the Budget Act, but vetoed expenditures of $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The Budget Act anticipated General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. In May of 1999, the Governor released new projections for the balance of the 1998-99 fiscal year (the "May Update"). The May Update showed that the State's economy grew stronger in late 1998 and into 1999 than had been anticipated. Most of the increase was reviewed from personal income taxes, reflecting stronger wage employment than previously estimated, and additional growth in capital gain realizations resulting from the stock market's rise.

         After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU as of June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The May update projects that the SFEU will have a balance of almost $1.9 billion as of June 30, 1999. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

         The Budget Act provides that starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal year and about $1 billion annually thereafter. In addition to the cut in VLF, the 1998-99 Budget includes both temporary and permanent increases, in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

         The following were the major features of the 1998-99 Budget Act:

         Proposition 98 funding for K-14 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-14 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.
         Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

         The Budget Act includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in nine years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

         Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

         Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

         After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

         Although California's strong economy is producing additional revenues for the State government, the State's budget continues to be under stress from mandated spending on education and services. There can be no assurances that, if economic conditions weaken in the United States or abroad, or other factors intercede, the State will not experience gaps in the future.

         PROPOSED 1999-2000 FISCAL YEAR BUDGET

         On January 8, 1999, the Governor released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimates general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposes expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projects a balance in the SFEU of $414.5 million on June 30, 2000 and is expanded to $42.8 billion, an increase of $2.8 billion over 1998-99.

         The Proposed Budget incorporates a proposal to obtain federal waiver and federal funding for the current state-funded family planning program, titled Family Planning, Access, Care and Treatment ("Family PACT"). The federal funding of approximately $122 million will reduce General Fund expenditures for Medi-Cal by a similar amount, $62 million of which savings will be used to assist in balancing the 1999-2000 budget.

         THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

         In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

         CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         REVENUE DISTRIBUTION. Certain Debt Obligations in the California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         HEALTH CARE LEGISLATION. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         MORTGAGES AND DEEDS. Certain Debt Obligations in the California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain Debt Obligations in the California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on AD VALOREM real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit AD VALOREM taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum AD VALOREM tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to AD VALOREM taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any AD VALOREM property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

         PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

         PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

         PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

     4. Prohibits the imposition of AD VALOREM taxes on real property by local governmental entities except as permitted by Article XIIIA;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

     7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it


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requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27
(1991) , subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), REH'G DENIED, MODIFIED [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

         California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         PROPOSITION 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

         Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688 [38 Cal. Rptr. 2d 363] (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

         The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

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

         Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

         OTHER INVESTMENT INFORMATION. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

         If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Reserves and the California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

         The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

         FLORIDA. Florida is the fourth most populous state with an estimated 1998 population of 15,000,000. By the year 2005, population will likely exceed 16 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism have become international and this has fueled foreign retirement migration.

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

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged in excess of 250,000 per year.

         The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceeded $770 billion. Residential property values accounted for over $481 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values account for 15 percent of Florida property values. There is now over $117 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 1998, Florida's value of defense contracts has increased 11 percent to nearly $6 billion, through 1996.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita state debt remains well below the national average. In 1997, the outstanding average state debt per capita, among all states, was $1,706, compared with $1,093 per capita in Florida.

         The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than ten years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one third of the state's population. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have


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played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

         Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were over 38 million visitors to the Orlando market in 1998.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

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

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

         When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

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         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

         All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

         The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         Georgia. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even though the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution") which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article V11 Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

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         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

         The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

         There are debt limitations provided under Article VII, Section IV, Paragraph 11(b)-(e) of the Georgia Constitution which essentially provides that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations.
(See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly. On June 30, 1998 the state had a revenue shortfall reserve fund of $351,545,470. Total net revenue collections for the fiscal year ended on June 30, 1998 were $11,090,776,896, which represented a 5.2% increase over fiscal year 1997 collections of $10,543,106,460. Additionally, Georgia received $555,000,072 in revenue from the Georgia Lottery Corporation in fiscal year 1998; all lottery revenues are earmarked for educational expenditures.

         In recent years, the State of Georgia has enjoyed unprecedented growth with a balanced economy that is not reliant upon one particular industry. Georgia leads the world in carpet manufacturing in the northwest sector of the state and has a significant textile and apparel industry. General Motors and Ford both have major automobile assembly plants in the metropolitan Atlanta area, which has virtually full employment. The real estate and construction industry is booming, particularly in Atlanta with recent announcement of several major new projects. The Georgia Department of Industry, Trade and Tourism has been very active and very successful in recent years in attracting a wide diversity of new manufacturing companies which have constructed major facilities in the State and also new distribution centers, which have taken advantage of the transportation infrastructure highlighted by Atlanta's Hartsfield International Airport, which is now the busiest airport in the world.

         As reported by the Attorney General's Office (in a May 12, 1999 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         ABBOTT LABORATORIES V. GEORGIA DEPARTMENT OF ADMINISTRATIVE SERVICES, ET AL., Fulton Superior Court Civil Action No. 2999CV04360. The plaintiff is seeking damages of approximately $8.5 million against the Department of Administrative Services ("DOAS"), the Department of Human Resources, and the Director of Purchasing of DOAS under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, in connection with the federally-funded WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and ordered rebidding because of conflicting information that had created a contradiction in the initial bidding specifications.

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Discovery is ongoing in this matter. At present, the State intends to file a motion for summary judgment at the close of discovery.

         AGE INTERNATIONAL, INC. V. STATE (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-BACCHUS (468 U.S. 263) statute, O.C.G.A. ss.3-4-60, I.e., as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refunds of such type within the apparently applicable statute of limitations for the years in question, I.E., 1989 through January, 1993. The trial court has granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 Plaintiffs who did appeal now appears to be approximately $42 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54 million.

         DEKALB COUNTY, ET AL. V. STATE, ET AL., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb's complaint, as amended, seeks an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A.
section 48-8-67 (a law enacted during the pendency of the lawsuit) is unconstitutional. The complaint, as amended, seeks damages of $27.7 million. Subsequently, DeKalb County has re-estimated its alleged damages variously as $19, $15, and $12 million. DeKalb County's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Georgia Supreme Court in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the accounting claim on the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department to be unidentifiable to any county. The defendants may seek reconsideration of this issue before the case is remitted to the trial court.

         ELLIS-DON CONSTRUCTION CLAIM. A contract claim has been made in the amount of $6,600,000 against the Board of Regents of the University System of Georgia in connection with construction at the University of Georgia Biocontainment Research Center, Project C-85 administered through the Georgia State Financing and Investment Commission Construction Division ("GSFIC"). The claimant, Ellis-Don Construction, bases its claim upon the encountering of extensive subsurface rock, delays allegedly caused by the Board of Regents (as owner) and redesign overhead costs and time extensions. The total contract cost is approximately $18,270,000. GSFIC, as project manager, has received the claim and is hiring a consultant to evaluate the claim fully. GSFIC intends to defend the claim vigorously on behalf of the Board of Regents. The Board of Regents believes the claim to be grossly overstated and anticipates resolving any legitimate portions of the claim for a substantially lesser sum than that claimed.

         GENERAL MOTORS ACCEPTANCE CORP. V. JACKSON, Fulton Superior Court Civil Action No. 1999CV06252. This is the first suit in Georgia by a financial institution for refund of sales taxes based upon alleged bad debts on installment sales contracts purchased from motor vehicle dealers. The suit seeks a refund of approximately $300,000. The total amount of all similar pending administrative claims for refund (for the years 1991 - 1998) is approximately $24,000,000. This case is in the discovery phase.

         GEORGIA JACKSON, ET AL. V. GEORGIA LOTTERY CORPORATION, Fulton Superior Court Civil Action No. E-50303, filed August 26, 1996. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition.
The remittitur of the Court of Appeals has been returned to the trial court.

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         JAMES ANDREW COLEMAN V. UNITED STATES OF AMERICA, ET AL., Federal
District Court for the District of Columbia Case No. 1:98cv02559. This civil action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. Currently, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War has resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion on punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

         RW ALLEN/BEERS CLAIM. A contract claim has been made in the amount of $9,850,000 against the Board of Regents of the University System of Georgia in connection with construction at the Children's Medical Center, Augusta, Georgia, Project H-26, administered through Program Manager McDevitt-Street-Bovis. The claimant, Construction Manager RW Allen/Beers bases the claim upon delays allegedly caused by the Board of Regents (as owner) and redesign overhead costs and time extensions. A subcontractor has filed suit for $5,000,000 on its claim against the Construction Manager, which amount is a part of the Construction Manager's contract claim against the Board of Regents. The total contract cost is approximately $44,000,000. The Program Manager has received the claim and will make its recommendations to Regents through the contract-based dispute resolution (arbitration) process. The Board of Regents intends to defend the claim vigorously through the dispute resolution process. The Board of Regents believes that the claim is grossly overstated and anticipates resolving any legitimate portions of the claim for a substantially lesser sum than that claimed.

         The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

         MARYLAND. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

         At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

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         The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

         1999 Budget--On April 7, 1998, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $3.3 billion in aid to local governments (reflecting a $169.1 million increase over fiscal year
1998); and (v) $75.5 million in general fund deficiency appropriations which include $25 million for computer programming modifications to address the "Year 2000" problem.

         The Budget incorporates the first full year of the five-year phase-in of the 10% reduction in personal income taxes, accelerated by legislation enacted by the 1998 General Assembly, estimated to result in a reduction of revenues of approximately $300 million in fiscal year 1999. Legislation was also enacted making the State's existing earned income tax credit refundable, with an estimated reduction in fiscal 1999 revenues of $17.5 million. The reduction in fiscal 1999 revenues resulting from the reductions in income taxes enacted by the 1998 General Assembly will be mitigated by a transfer of $185.2 million to the General Fund from the Revenue Stabilization Account of the State Reserve Fund. The Budget includes $50 million for the funding to Baltimore City Public Schools related to the consent decree and $61.5 million to provide funding for a statewide public education proposal targeted primarily to at-risk students. The Budget also includes $76 million ($29 million in general funds and $47 million in federal funds) to provide medical coverage to low income children and pregnant women currently without coverage.

         The State's fiscal year 1999 capital budget is to be funded with $430 million general obligation bonds (net of $13 million of prior year authorizations to be deauthorized), $156.7 million general funds appropriated in the operating budget, $1,244.5 million in special and federal funds (of which $572 million is appropriated to the Department of Transportation) and $46.5 million in revenue bonds. In the fiscal year 1999 general obligation bond program, $21.8 million is reserved as an allotment for legislative initiatives, private hospitals and independent colleges and universities.

         Based on the 1999 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1999, will be approximately $249.5 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1999, will be $635.8 million.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         NORTH CAROLINA. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

         The State of North Carolina is the tenth most populous state. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in April 1999 was 2.6%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

         The ending fund balance for the State's General Fund at June 30, 1998 was $1,662.0 million. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2000 projects an ending General


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Fund balance of approximately $992 million. However, no funds were appropriated nor any bonds or bond referenda authorized by the North Carolina General Assembly to fund approximately $7 billion in identified repairs and renovations to facilities at the University of North Carolina's 16 campuses and at the State's community colleges.

         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

         Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

         Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

         Bailey-Emory-Patton cases. State and local government retirees filed a class action suit in 1990 challenging repeal of the income tax exemptions of State and local government retirement benefits, additional lawsuits were filed reserving refund claims for later years and Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid on federal government retirement benefits. In 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired Federal, State and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order approved in which the State will pay a total of $799 million with $400 million paid in 1998 and the balance by July 1999. The balance is reserved in the State's budget for the year ending June 30, 1999.

         Smith-Shaver cases. These cases are class action intangibles tax refund lawsuits relating to prior litigation in which the United States Supreme Court in 1996 ruled unconstitutional the intangibles tax previously collected by the State on shares of stock. Refunds have been made with interest to those taxpayers who complied with the applicable State tax refund statutes. The North Carolina Supreme Court held in 1998 that the taxpayers who paid the intangibles tax but did not comply with the State tax refund statute were nonetheless entitled to intangibles tax refunds which are estimated at approximately $360 million for 1991 through 1994. Additional class action lawsuits claim approximately $105 million for intangibles taxes paid for 1990. A Settlement Agreement was tentatively approved on July 8, 1999 providing for the payment of $440 million by the State. The North Carolina General Assembly has appropriated $200 million to be paid from reserves on October 1, 1999 with the balanced due on July 10, 2000, although no appropriation has been adopted. A Fairness Hearing is scheduled for September 24, 1999 where confirmation of the Settlement Agreement will be considered.

         Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in 1995, and the court issued an order in favor of the plaintiffs. In 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the


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plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated. Payments have been made of approximately $73 million and the State estimates remaining liability will not exceed $42 million. All retroactive and future benefit payments are payable from the funds of the State's retirement systems.

         N.C. School Boards Association case. In December 1998, plaintiffs, including the school boards of six North Carolina counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to schools. The plaintiffs allege that they are due approximately $84 million. The State believes that sound legal arguments support the State's position that these amounts may be retained by State administrative agencies.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254.9 million, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 1998-99 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 1998, the State enjoyed the greatest economic gains of any state in the Southeast region. The State's gross product rose by 6.2%, and unemployment fell to a near record low of 3.5% as the State added 70,000 new jobs-nearly as many as it did in the previous two years combined.

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         Over the last two years, the State's unemployment rate has been below the national rate with 1998 being almost a full percentage point below the national average. In terms of personal income, South Carolina, in 1998, was the nation's third fastest growing state.

         A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and on May 26, 1999 oral arguments were heard by the Supreme Court. The State believes its position is meritorious, but it unable to predict when the Supreme Court will rule or what the outcome will be. The Systems' liability in the event of an unfavorable outcome is estimated to be approximately $340 million for current retirees, and $800 million for current active members of the South Carolina Retirement System and the Police Officers' Retirement System.

         In November 1998, a class action lawsuit was filed against the State which challenges the taxation by the State of federal retiree's income. The State estimates that its ultimate liability may exceed $170 million plus interest in the event of an unfavorable outcome. This estimate does not include the impact on future year's revenues. While the State is uncertain as to the ultimate outcome of this case, it is vigorously defending its position.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1998, the State of Tennessee's annual legal debt service limit of $414 million was well above the debt service required of $118 million, with a legal debt service margin of $296 million. Debt per capita equaled $167, and the ratio of net general long-term bonded debt to assessed property valuation was 1.52 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1997-98. During fiscal year 1998, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State also extended coverage under Tenn Care to all Tennessee children who do not otherwise have access to health insurance, enhanced all services to children under the newly established Department of Children's Services and continued enhancement of employment opportunities through development of adult basic education and coordination of job retaining and job placement efforts. The State of Tennessee created the Center for Effective Government and pursued other initiatives designed to create a more effective and efficient State government.

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         The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded two billion in the last six years. This growth created 19,543 new jobs in Tennessee for the year ended June 1998. As of June 1998, the State's unemployment rate was 5.4% slightly higher than the national average of 5.4%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1998.

         Despite the economic growth, the State has predicted a $365 million budget shortfall for the fiscal year 1999. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, the Tennessee Legislature passed the Tax Revision and Reform Act of 1999 (the "Tax Act") which repealed the existing franchise and excise tax and replaced it with a new excise and franchise tax. While the Tax Act does raise revenues for the State, it is likely that even more sweeping tax reform legislation will be needed to raise additional revenues to continue the services currently provided by the State or a substantial reduction in services will need to be implemented.

         TEXAS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

         Texas Revised Civil Statutes Article 717k-7(8) prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. On November 4, 1997, Texas voters approved a constitutional amendment pursuant to Proposition 11 in order to add the provisions of Article 717k-7(8) to the Constitution, which provisions are now set forth in Article III, Section 49-j of the Texas Constitution. The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 11% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas, although the rate of growth of goods-producing jobs has been about the same as that of service-producing jobs since 1994. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-


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technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         In 1997, total nonfarm employment growth was 4.2%. By September 1998, state nonfarm employment growth had moderated somewhat, in keeping with national job growth patterns, but still expanded at 3.0%. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the period between September 1997 through September 1998 also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 93.5% of U.S. per capita income as of 1997.

         The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1997, the general revenue fund accounted for most of the state's net revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1998. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1994, 1995, 1996, 1997, and 1998, the general revenue fund contained a cash surplus of approximately $2.239 billion, $2.110 billion, $2.271 billion, $2.685 billion and $3.330 billion, respectively.

         VIRGINIA. Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These


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agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from individual and fiduciary income tax, corporation income tax, state sales and use tax, public service corporations tax and taxes on premiums of insurance companies. General Fund tax revenues grew at a rate of 11% from fiscal year 1997 to fiscal year 1998. Individual tax revenue grew by 14.3%. Certain other tax revenues experienced more modest growth and in one instance a decline. Public service corporation revenues declined by 19.4%, while corporate income tax revenue grew at a rate of 4.3% and sales and use tax revenue at a rate of 5.1%. Overall revenue grew by 8% mainly in individual income tax revenues, but non-tax revenues declined by 3%. Overall expenditures grew at a rate of 6%, compared to 5.5% in fiscal year 1997. Education expenditures grew by $168.6 million, or 5.5 percent, while administration of justice expenditures grew by $137.6 million, or
10.3 percent. The large increase in revenues in fiscal year 1998 resulted in a General Fund balance of $1,444.2 million, an increase of 54.1% over fiscal year 1997.

         Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1996 and 1997.

         In 1997, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 1997 population was approximately 6,737,500. According to the U.S. Department of Commerce, Bureau of Economic Analysis and University of Virginia, Weldon Cooper Center for Public Service, the 1996 per capita income for the Commonwealth was $25,255. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 4% in 1997 compared to 4.9% nationally. Assessed value of locally taxed property exceeded $405 billion in 1997 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. The Settlement will be final on the earlier of (i) June 30, 2000 or (ii) when 80% of the settling states approve the


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Settlement. The Settlement provides, among other things, that tobacco companies will pay a total of $206 billion to the participating states by the year 2025. The Commonwealth's share of the total amount paid to states would be approximately $4 billion. During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. 50% of the annual amount received by the Commonwealth from the Settlement will be deposited into such Fund. Such Commission will determine the appropriate recipients of money in the Fund and distribute moneys in the Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. Tobacco is Virginia's top cash crop and it generated $191 million in revenues in 1997. In a separate Trust Agreement between the four leading tobacco firms and 14 tobacco-growing states, a $5.15 billion National Tobacco Community Trust Fund has been established to help farms cope with the anticipated decline in sales resulting from the Settlement. Although the Trust Agreement is not final, the four tobacco companies are expected to make payments into the Trust Fund over a 12-year period beginning in 2002.

         The General Assembly approves a biannual budget for the Commonwealth. The 1998-2000 Budget Bill presented about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount, $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources, and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on personal use vehicles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

         On January 26, 1998, the Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 class rooms ($35.1 million) and to eliminate the personal property tax on personal use vehicles valued up to $20,000 ($233.2 million). The Governor's amendments also made minor adjustments, many of them based on updated information available after the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, a revised accounting for interest earnings, and elimination of a Lottery Special Reserve Fund.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, including $447 million for personal property tax relief and $80.8 million for local school construction and repair.

         The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act (Chapter 464, 1998 Virginia Acts of Assembly). This Act was amended by action of a Special Session of the 1998 General Assembly, which convened on April 23, 1998. Amendments to the 1998-2000 Appropriation Act enacted during the 1998 Special Session of the General Assembly, fully fund the $110 million program for public school construction and effect personal property tax relief totaling $434.8 million. These amendments were signed into law by the Governor on May 20, 1998 (Chapter 1, Special Session I, 1998 Virginia Acts of Assembly). The 1998-2000 Appropriation Act, as amended, went into effect on July 1, 1998.

         The 1999 Budget Bill contained a total of $864.6 million in new general fund spending, including a payment of $79.1 million for the Revenue Stabilization Fund, $732 million in new spending for operating expenses, and $52.9 million for capital outlay. The 1999 Budget Bill provided for continued tax relief for Virginians, with the continuation of the phased-in car tax relief, a first step toward reducing the sales tax on food for home consumption, and a military pay exclusion from state income tax of up to $15,000 of basic pay. Other major new spending items proposed by the Governor included $364 million in aid to localities (funding for localities with police department, dedication of lottery profits to K-12 education, and pay increases for local sheriffs' deputies), funding to roll back tuition at state-supported colleges and universities by 20 percent, funding for the Water Quality Improvement Fund and other environment initiatives, and funding for improvements to the state's mental health system.

         The 1999 General Assembly Session ended on February 27, 1999. The 1999 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor signed the amended bill and returned it to the General Assembly with thirteen item vetoes for action at its one-day reconvened session held April 7, 1999. The General Assembly upheld all but three of the Governor's item vetoes. The 1999 Budget Bill became law on April 7, 1999, as Chapter 935 of the 1999 Virginia Acts of Assembly.

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         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

OPTIONS ON CURRENCIES

         Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive relief obtained by the Funds. Other than the Feeder Funds, which invest all of their assets in corresponding Master Portfolios, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

PARTICIPATION INTERESTS AND COMPANY RECEIPTS

         The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

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REPURCHASE AGREEMENTS

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

         Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

         Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market


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recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

         Certain Funds may purchase Standard & Poor's Depositary Receipts, or SPDRs, which are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act.

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         SPDRs are subject to the risks of an investment in a broadly based portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of SPDRs is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

STAND-BY COMMITMENTS

         Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any


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consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (I.E., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations.
Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

         Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER

         Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

INVESTMENT RISKS AND CONSIDERATIONS

         In addition to the investment risks and considerations identified in certain of the securities descriptions above, there are additional investment risks and considerations associated with an investment in certain of the Funds.

         Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this SAI, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         The State Municipal Bond Funds, the State Intermediate Municipal Bond Funds, California Reserves, the California Bond Fund and Nations Marsico Focused Equities Fund, are non-diversified funds, which means that they typically invest in fewer issuers than diversified funds. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on these Funds' net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (E.G., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

         Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

         Master Feeder Structure. The Feeder Funds are open-end mutual funds that seek to achieve their investment objectives by investing all of its investable assets in corresponding Master Portfolios which have the same investment objectives. The Feeder Funds may withdraw their investment in the Master Portfolios at any time if the Board of Directors of appropriate Company determines that it is in the best interest of such Feeder Fund to do so. Upon such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment policies.

         The Master Portfolios are separate series of Nations Master Investment Trust (the "Master Trust"), which is organized as a business trust under the laws of Delaware. The Feeder Fund and other entities that may investment in the Master Portfolios from time to time (E.G., other investment companies and commingled trust funds) will each be liable for all obligations of the Master Portfolios. However, the risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Companies' Boards of Directors believe that neither a Feeder Fund nor its shareholders will be adversely affected by reason of a Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (E.G., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could result in a Feeder Fund's withdrawal of its investment in the Master Portfolio. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and the corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses. In addition, the total withdrawal by another investment company as an investor in a Master Portfolio will cause the such Master Portfolio to terminate automatically in 120 days unless a Feeder Fund and any other investors in the Master Portfolio unanimously agree to continue the business of the Master Portfolio. If unanimous agreement is not reached to continue the Master Portfolio, the Board of Directors of a Company would need to consider alternative arrangements for the Feeder Fund, such as those described above. When the Fund is required to vote as an interestholder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either seek instructions from its security holders with regard to voting such proxies and vote such proxies in accordance with such instructions or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expense than those of its corresponding Fund and which may therefore have different performance results than the Feeder Fund.



                           MANAGEMENT OF THE COMPANIES

         The business and affairs of the Companies are managed under the direction of their respective Boards of Directors/Trustees. This SAI contains the names of and general background information concerning each Trustee/Director of the Companies.

         The Companies and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         The Directors/Trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE COMPANIES                      DIRECTORSHIPS

Edmund L. Benson, III, 62             Director/Trustee                   Director, President and Treasurer, Saunders & Benson, Inc.
Saunders & Benson, Inc.                                                  (Insurance), Insurance Managers, Inc. (insurance); Trustee,
1510 Willow Lawn Drive                                                   Nations Reserves, Master Investment Trust, Nations Annuity
Suite 216                                                                Trust and Nations Fund Trust; Director, Nations Fund, Inc.,
Richmond, VA 23230                                                       and Nations LifeGoal Funds, Inc.; Director, Nations Fund
                                                                         Portfolios, Inc. through August, 1999.

James Ermer, 56                       Director/Trustee                   Retired Executive Vice President, Corporate Development and
11511 Compass Point Drive                                                Planning - Land America (title insurance); Senior Vice
Ft. Meyers, FL  33908                                                    President, Finance - CSX Corporation (transportation and
                                                                         natural resources); Director National Mine Service (mining supplies), Lawyers Title Corporation (title insurance);
                                                                         Trustee, Nations Reserves, Nations Fund Trust, Nations
                                                                         Annuity Trust and Nations Master Investment Trust;
                                                                         Director, Nations Fund, Inc. and Nations LifeGoal Funds,
                                                                         Inc.; Director, Nations Fund Portfolios, Inc. through
                                                                         August, 1999.

William H. Grigg, 66                  Director/Trustee                   Chairman Emeritus since July 1997, Chairman and Chief
Duke Power Co.                                                           Executive Officer from April 1994 to July 1997 - Duke Power
16092A Reap Road                                                         Co.; Director - The Shaw Group, Inc.; Director and Vice
Albermarle, NC  28001                                                    Chairman, Aegis Insurance Services, Ltd. (a mutual
                                                                         insurance company in Bermuda); Trustee, Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director, Hatteras Income
                                                                         Securities, Inc., Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government Income Term Trust 2004,
                                                                         Inc., Nations Balanced Target Maturity Fund, Inc., Nations
                                                                         Fund, Inc. and Nations LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc. through August, 1999.

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE COMPANIES                      DIRECTORSHIPS

Thomas F. Keller, 67                  Director/Trustee                   R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                                 Administration and Former Dean - Fuqua School of Business,
P.O. Box 90120                                                           Duke University; Director - LADD Furniture, Inc.
Duke University                                                          (furniture), Wendy's International, Inc. (restaurant
Durham, NC 27708                                                         operating and franchising), American Business Products,
                                                                         Inc. (printing services), Dimon, Inc. (tobacco), Biogen,
                                                                         Inc. (pharmaceutical biotechnology); Trustee, The Mentor
                                                                         Funds, Mentor Institutional Trust, Cash Reserve Trust,
                                                                         Nations Reserves, Nations Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust; Director, Hatteras
                                                                         Income Securities, Inc., Nations Government Income Term
                                                                         Trust 2003, Inc., Nations Government Income Term Trust
                                                                         2004, Inc., Nations Balanced Target Maturity Fund, Inc. and
                                                                         Nations LifeGoal Funds, Inc.; Director, Nations Fund
                                                                         Portfolios, Inc. through August, 1999.

Carl E. Mundy, Jr., 64                Director/Trustee                   President and CEO - USO from May 1996 to present;
USO World Headquarters                                                   Commandant - United States Marine Corps from July 1991 to
Washington Navy Yard                                                     July 1995; Director - Shering-Plough (pharmaceuticals and
Building 198                                                             health care products); General Dynamics Corporation
901 M Street, S.E.                                                       (defense systems); Trustee, Nations Reserves, Nations Fund
Washington, D.C.  20374-5096                                             Trust, Nations Annuity Trust and Nations Master Investment
                                                                         Trust; Director, Nations Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Director, Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Dr. Cornelius J. Pings, 70*           Director/Trustee                   President - Association of American Universities from
480 S. Orange Grove Blvd.                                                February 1993 to June 1998; Director - Farmers Group, Inc.
Pasadena, CA  91105                                                      (insurance company), Nations Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Trustee, Master Investment Trust,
                                                                         Series I from 1995 to 1999, Master Investment Trust, Series
                                                                         II from 1995 to 1997, Nations Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations Master Investment Trust.;
                                                                         Director/Trustee and Chairman - Pacific Horizon Funds, Inc.
                                                                         and Master Investment Trust, Series I, from inception to
                                                                         May 1999; Director - Time Horizon Funds and Pacific
                                                                         Innovations Trust; Director, Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

James B. Sommers*, 60                 Director                           President - NationsBank Trust from January 1992 to
237 Cherokee Road                                                        September 1996; Executive Vice President - NationsBank
Charlotte, NC  28207                                                     Corporation from January 1992 to May 1997; Chairman -
                                                                         Central Piedmont Community College Foundation; Board of
                                                                         Commissioners, Charlotte/ Mecklenberg Hospital Authority;
                                                                         Director - Nations Fund, Inc. and Nations LifeGoal Funds,
                                                                         Inc.; Trustee, Central Piedmont Community College; Mint
                                                                         Museum of Art, Nations Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios, Inc. through August,
                                                                         1999.

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE COMPANIES                      DIRECTORSHIPS

A. Max Walker*, 77                    President, Director and            Independent Financial Consultant; Director and Chairman of
4580 Windsor Gate Court               Chairman of the Board              the Board - Hatteras Income Securities, Inc., Nations
Atlanta, GA 30342                                                        Government Income Term Trust 2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc., Nations Balanced Target
                                                                         Maturity Fund, Inc.; President, Director and Chairman of
                                                                         the Board - Nations Fund, Inc. and Nations LifeGoal Funds,
                                                                         Inc.; President, Trustee and Chairman of the Board -
                                                                         Nations Reserves, Nations Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust; Director, Nations Fund
                                                                         Portfolios, Inc. through August, 1999.

Charles B. Walker, 60                 Director                           Director-Ethyl Corporation (chemical manufacturing); Vice
Albermarle Corporation                                                   Chairman and Chief Financial Officer - Albemarle
Vice Chairman and CFO                                                    Corporation (chemical manufacturing); Director, Nations
330 South Fourth Street                                                  Fund, Inc. and Nations LifeGoal Funds, Inc.; Trustee,
Richmond, VA 23219                                                       Nations Reserves, Nations Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust; Director, Nations Fund
                                                                         Portfolios, Inc. through August, 1999.

Thomas S. Word, Jr.*, 61              Director                           Partner - McGuire, Woods, Battle & Boothe LLP (law firm);
McGuire, Woods, Battle & Boothe LLP                                      Director - Vaughan-Bassett Furniture Companies, Inc.
One James Center                                                         (furniture), Nations Fund, Inc. and Nations LifeGoal Funds,
8th Floor                                                                Inc.; Trustee, Nations Reserves, Nations Fund Trust,
Richmond, VA  23219                                                      Nations Annuity Trust and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios, Inc. through August,
                                                                         1999.

Richard H. Blank, Jr., 42             Secretary and Treasurer            Senior Vice President since 1998, Vice President from 1994
Stephens Inc.                                                            to 1998 and Manager from 1990 to 1994 - Mutual Fund
111 Center Street                                                        Services, Stephens Inc.; Secretary since September 1993 and
Little Rock, AR  72201                                                   Treasurer since November 1998 Nations Fund, Inc., Nations
                                                                         LifeGoal Funds, Inc., Nations Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations Master Investment Trust.;
                                                                         Secretary and Treasurer, Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Michael W. Nolte, 38                  Assistant Secretary                Assistant Secretary - Nations Fund Trust, Nations Fund,
Stephens Inc.                                                            Inc., Nations Reserves, Nations LifeGoal Funds, Inc.,
                                                                         Nations Annuity Trust and Nations Master Investment Trust;
                                                                         Assistant Secretary, Nations Fund Portfolios, Inc. through
                                                                         August, 1999.

James E. Banks, 43                    Assistant Secretary                Assistant Secretary - Nations Fund Trust, Nations Fund,
Stephens Inc.                                                            Inc., Nations Reserves, Nations LifeGoal Funds, Inc.,
                                                                         Nations Annuity Trust and Nations Master Investment Trust;
                                                                         ; Director, Nations Fund Portfolios, Inc. through August,
                                                                         1999.

         Each Director/Trustee is a board member of NFI, NFT, NR, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds family. Richard H. Blank, Jr., Michael W. Nolte, and James E. Banks. Jr. also are officers of NFI, NFT, NR, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc.

         Each Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (I.E., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that a Company's access persons, other than its "disinterested" directors or trustees, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

         Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director/Trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors/Trustees (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director/trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director/trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

         Director Compensation Through July 1, 1999

                                                COMPENSATION TABLE


                                                      PENSION OR
                                   AGGREGATE          RETIREMENT
                                  COMPENSATION     BENEFITS ACCRUED     ESTIMATED ANNUAL          TOTAL COMPENSATION
       NAME OF PERSON                 FROM          AS PART OF FUND       BENEFITS UPON            FROM REGISTRANT
        POSITION (1)             REGISTRANT (2)        EXPENSES          RETIREMENT PLAN         & FUND COMPLEX(3)(4)
        ------------             --------------        --------          ---------------         --------------
Edmund L. Benson, III          $46,000                   $8,889            $35,000                     $77,377
Trustee/Director

James Ermer                     44,000                    8,889             35,000                      65,375
Trustee/Director

William H. Grigg                47,000                    8,889             35,000                      90,375
Trustee/Director

Thomas F. Keller                50,000                    8,889             35,000                      94,875
Trustee/Director

A. Max Walker                   56,000                    8,889             35,000                     110,875
Chairman of the Board

Charles B. Walker               47,000                    8,889             35,000                      71,375
Trustee/Director

Thomas S. Word                  50,000                    8,889             35,000                      77,375
Trustee/Director

James P. Sommers                47,500                    8,889             35,000                      73,375
Trustee/Director

Carl E. Mundy, Jr.              48,500                    8,889             35,000                      74,377
Trustee/Director

Dr. Cornelius Pings                 0                      0                    0                            0
Trustee/Director

         (1) All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds.

         (2) For the twelve-month period ending March 31, 1999, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from six investment companies deemed to be part of the Nations Funds complex.

         (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $35,188; William H. Grigg $66,375; Thomas F. Keller $70,375; and Thomas S. Word $70,375.

         Director Compensation After July 1, 1999

         The Board of Directors of the Company along with the Boards of Directors/Trustees of the other open-end registered investment companies in the Nations Funds family approved a new compensation structure for the Board members, effective July 1, 1999. The new structure compensates the Board members for their services to the Nations Funds family on a flat rate basis, and not on a per registered investment company or per fund basis. The Nations Funds family currently consists of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust.

         Under the new structure, each Board member would receive a base retainer fee in the amount of $65,000 per year, in addition to $5,000 for each in-person meeting attended; in addition to $1,000 for each telephonic meeting attended. Each Board member would be compensated only for a maximum of six in-person meetings per calendar year. In addition, the Chairman of the Boards, currently A. Max Walker, would receive an additional fee of 20% of the base retainer fee; the Chairman of the Audit Committees would receive an additional fee of 10% of the base retainer fee. The members of the Nominating Committees will receive additional compensation at the rate of $1,000 per meeting attended.

SHAREHOLDER AND TRUSTEE LIABILITY

         NFT and NR are Massachusetts business trusts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NFT's Declaration of Trust and NR's Agreement and Declaration of Trust provide that shareholders shall not be subject to any personal liability for the acts or obligations of NFT or NR, respectively, and that every note, bond, contract, order, or other undertaking made by NFT and NR, respectively, shall contain a provision to the effect that the shareholders are not personally liable thereunder. NFT's Declaration of Trust and NR's Agreement and Declaration of Trust also provide for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. NFT's Declaration of Trust and NR's Agreement and Declaration of Trust also provide that NFT and NR, respectively, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NFT or NR and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NFT or NR themselves would be unable to meet its obligations.

         NFT's Declaration of Trust and NR's Agreement and Declaration of Trust state further that no Trustee, officer, or agent of NFT or NR, respectively, shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NFT or NR; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. NFT's Declaration of Trust and NR's Agreement and Declaration of Trust also provide that all persons having any claim against the Trustees or NFT or NR shall look solely to the trust property for payment.

         With the exceptions stated, NFT's Declaration of Trust and NR's Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NFT or NR unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
                            DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER AND SUB-ADVISERS

         Bank of America and its Investment Adviser and Sub-Adviser Affiliates

         BAAI is the investment adviser to the Funds, except the Feeder Funds. BAAI is also the investment adviser to the Master Portfolios.

         Chicago Equity is co-investment sub-adviser with TradeStreet to the Asset Allocation Fund. BAIM is the investment sub-adviser to the Strategic Equity Fund. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the Emerging Markets Fund and the International Growth Fund. Boatmen's is the investment sub-adviser to the U.S. Government Bond Fund. TradeStreet is the investment sub-adviser to all other Funds except the Feeder Funds. Brandes is the investment sub-adviser to the International Value Master Portfolio. Marsico Capital is investment sub-adviser to the Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Gartmore, INVESCO and Putnam are the co-investment sub-advisers to the International Equity Master Portfolio.

         BAAI also serves as the investment adviser to the portfolios of Nations Annuity Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

         BAAI, TradeStreet, Boatmen's and Chicago Equity are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. BAIM is a division of Bank of America. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority.

         The respective principal offices of BAAI, TradeStreet and Gartmore are located at One Bank of America Plaza, Charlotte, N.C. 28255. Chicago Equity is located at 231 South LaSalle Street, Chicago, Illinois 60697. The principal office of BAIM and Boatmen's is located at 100 North Broadway, St. Louis, Missouri 63178.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Bank of America owns 50% of Marsico Capital.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $40 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BAAI

         Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

         INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Fund are:
John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA.

         Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. The "management team" responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Fund are: Omid Kamshad, CFA; Mark D. Pollard, Justin M. Scott and Paul C. Warren.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Companies' Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with BAAI, TradeStreet, Gartmore, Chicago Equity, Boatman's, BAIM, Brandes, INVESCO, Putnam and/or Marsico Capital, and subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformity with the stated policies of each Company, BAAI, TradeStreet, Chicago Equity, BAIM, Gartmore, Boatman's, Brandes, INVESCO, Putnam and/or Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds that they advise.

         The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of an Adviser, respectively, or any of its respective officers, directors, employees or agents, such Adviser shall not be subject to liability to a Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approved by the Board of a Company, and continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) a Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed below," an Adviser will be required to reduce its fees charged to the Funds, in direct proportion to the fees payable by such Funds to an Adviser and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1999.

                                                    ADVISORY FEES

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Prime Fund                                         $12,225,631            $1,340,369                       $0.00
Treasury Fund                                        4,286,160             1,248,840                        0.00
Equity Income Fund                                   5,845,269                42,731                        0.00
Government Securities Fund                             837,334               180,666                        0.00
International Equity Fund                            7,491,086                  0.00                        0.00
International Growth Fund                            2,317,553               170,447                        0.00
International Value Fund                             1,048,847               116,153                        0.00

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Small Company Growth Fund                            2,742,154             1,024,846                        0.00
U.S. Government Bond Fund                              598,363               479,333                  (25,696.00)
Government  Money Market Fund                          613,516             1,017,484                        0.00
Tax Exempt Fund                                      4,507,216             6,378,784                        0.00
Value Fund                                          17,721,908                 0.00                         0.00
Capital Growth Fund                                  6,256,638                 0.00                         0.00
Disciplined Equity Fund                              3,580,240                 0.00                         0.00
Equity Index Fund                                    1,077,496             2,753,504                        0.00
Emerging Growth Fund                                 2,082,133                 0.00                         0.00
Managed Index Fund                                   1,665,990             1,375,010                        0.00
Managed SmallCap Index Fund                            397,736               632,548                   (5,284.00)
Managed Value Index Fund                                  0.00               166,154                 (110,154.00)
Managed SmallCap Value Index Fund                         0.00               148,556                 (123,556.00)
Nations Marsico Growth & Income Fund                   687,321                 0.00                         0.00
Nations Marsico Focused Equities Fund                1,951,845                 0.00                         0.00
Balanced Assets Fund                                 1,206,155                 0.00                         0.00
Short-Intermediate Gov't Fund                        2,761,572             1,380,428                        0.00
Short-Term Income Fund                               1,290,670             1,290,330                        0.00
Diversified Income Fund                              1,914,951               383,049                        0.00
Strategic Fixed Income Fund                          9,334,703             1,867,297                        0.00
Municipal Income Fund                                2,651,245             1,131,755                        0.00
Short-Term Municipal Income Fund                       179,149               445,481                  (33,630.00)
Intermediate Municipal Bond  Fund                    3,120,856             1,454,144                        0.00
Florida Intermediate Municipal Bond Fund               750,898               419,102                        0.00
Georgia Intermediate Municipal Bond Fund               446,861               333,011                   (1,872.00)
Maryland Intermediate Municipal Bond  Fund             512,685               397,315                        0.00
North Carolina Intermediate Municipal Bond             626,613               379,387                        0.00
Fund
South Carolina Intermediate  Municipal Bond            900,188               451,812                        0.00
Fund
Tennessee Intermediate  Municipal Bond Fund            124,633               172,760                  (37,393.00)
Texas Intermediate Municipal Bond Fund               1,350,723               620,277                        0.00
Virginia Intermediate Municipal Bond Fund              849,701               485,299                        0.00
Florida Municipal Bond Fund                            552,208               340,792                        0.00
Georgia Municipal Bond Fund                             50,789               131,586                  (54,375.00)
Maryland  Municipal Bond Fund                           76,086               135,665                  (31,751.00)
North  Carolina Municipal Bond Fund                    113,404               143,226                  (30,630.00)
South Carolina Municipal Bond Fund                      59,273               129,724                  (49,997.00)
Tennessee Municipal Bond Fund                            9,144               100,514                  (44,658.00)
Texas Municipal Bond Fund                               32,331               105,269                  (34,600.00)
Virginia Municipal Bond Fund                            74,830               133,428                  (44,258.00)
Emerging Markets Fund                                  324,702                66,505                  (16,207.00)
Strategic Equity Fund                                  701,840                  0.00                        0.00

         BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998.

                                                    ADVISORY FEES

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Prime Fund                                          $9,639,804                $1,588,170               $0.00
Treasury Fund                                        5,843,938                 843,672                 0.00
Equity Income Fund                                   4,731,858                    0.00                 0.00
Government Securities Fund                             606,485                 160,648                 0.00
International Equity Fund                            9,260,334                    0.00                 0.00
International Growth Fund                            4,491,759                 145,205                 0.00
International Value Fund                               326,210                    0.00             3,902.00
Small Company Growth Fund                              959,096                 419,890                 0.00
U.S. Government Bond Fund                              483,931                 385,271                 0.00
Government  Money Market Fund                          468,312                 954,231                 0.00
Tax Exempt Fund                                      3,482,525               5,239,935                 0.00
Value Fund                                          15,618,802                  49,168                 0.00
Capital Growth Fund                                  5,717,424                    0.00                 0.00
Disciplined Equity Fund                              1,236,280                   0.00                  0.00
Equity Index Fund                                    1,302,110               2,088,839                 0.00

                                                 Net Amount Paid          Amount Waived       Reimbursed by Adviser
                                                 ---------------          -------------       ---------------------
Emerging Growth Fund                                 2,836,719                    0.00                 0.00
Managed Index Fund                                     360,994                 449,019                 0.00
Managed SmallCap Index Fund                               0.00                 419,108                 0.00
Managed Value Index Fund                                   670                  11,025                 0.00
Managed SmallCap Value Index Fund                          193                   5,901                 0.00
Nations Marsico Growth & Income Fund                     0.00                   10,919                 0.00
Nations Marsico Focused Equities Fund                   27,032                    0.00                 0.00
Balanced Assets Fund                                 1,493,286                    0.00                 0.00
Short-Intermediate Gov't Fund                        2,708,669               1,354,334                 0.00
Short-Term Income Fund                               1,006,049               1,006,049                 0.00
Diversified Income Fund                              1,440,010                 288,002                 0.00
Strategic Fixed Income Fund                          7,389,298               1,760,101                 0.00
Municipal Income Fund                                1,495,049                 865,120                 0.00
Short-Term Municipal Income Fund                       143,891                 357,577                 0.00
Intermediate Municipal Bond  Fund                    1,814,264               1,420,175                 0.00
Florida Intermediate Municipal Bond Fund               414,266                 371,186                 0.00
Georgia Intermediate Municipal Bond Fund               305,490                 267,367                 0.00
Maryland Intermediate Municipal Bond  Fund             216,531                 251,773                 0.00
North Carolina Intermediate Municipal Bond             350,910                 325,600                 0.00
Fund
South Carolina Intermediate  Municipal Bond            532,494                 471,252                 0.00
Fund
Tennessee Intermediate  Municipal Bond Fund             67,179                 121,971                 0.00
Texas Intermediate Municipal Bond Fund                 688,008                 601,927                 0.00
Virginia Intermediate Municipal Bond Fund              631,227                 484,093                 0.00
Florida Municipal Bond Fund                            144,492                 123,106                 0.00
Georgia Municipal Bond Fund                             33,480                  66,122                 0.00
Maryland  Municipal Bond Fund                           25,999                  82,546                 0.00
North  Carolina Municipal Bond Fund                     83,208                  94,452                 0.00
South Carolina Municipal Bond Fund                      42,805                  72,257                 0.00
Tennessee Municipal Bond Fund                            1,873                  57,822                 0.00
Texas Municipal Bond Fund                               26,062                  72,988                 0.00
Virginia Municipal Bond Fund                            56,750                  81,176                 0.00
Emerging Markets Fund                                  988,113                    0.00                 0.00

BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the period ended December 1, 1996 through November 30, 1997.

                                                    ADVISORY FEES

                                                           Net Amt.              Amount          Reimbsd.
                                                             Paid                Waived          by Advsr.
                                                             ----                ------          ---------
Government  Money Market Fund                           $ 595,369.00        $1,087,306.00       $       0.00
Tax Exempt Fund                                         2,307,746.00         3,589,593.00               0.00
Value Fund                                              9,794,835.00                 0.00               0.00
Capital Growth Fund                                     5,714,094.00                 0.00               0.00
Disciplined Equity Fund                                 1,064,026.00                 0.00               0.00
Equity Index Fund                                         678,564.00         1,534,132.00               0.00
Emerging Growth Fund                                    2,666,535.00                 0.00               0.00
Managed Index Fund                                         12,069.00            86,414.00          22,720.00
Managed SmallCap Index Fund                                    13.00            44,990.00          18,619.00
Balanced Assets Fund                                    1,798,693.00                 0.00               0.00
Short-Intermediate Gov't Fund                           1,886,178.00           943,089.00               0.00
Short-Term Income Fund                                    600,834.00           601,326.00               0.00
Diversified Income Fund                                 1,000,615.00           200,123.00               0.00
Strategic Fixed Income Fund                             4,757,641.00           951,528.00               0.00
Municipal Income Fund                                     323,476.00           305,497.00               0.00
Short-Term Municipal Income Fund                           60,734.00           294,153.00               0.00
Intermediate Municipal Bond  Fund                         189,645.00           277,372.00               0.00
Florida Intermediate Municipal Bond Fund                  104,662.00           161,773.00               0.00
Georgia Intermediate Municipal Bond Fund                  124,834.00           165,879.00               0.00
Maryland Intermediate Municipal Bond  Fund                260,093.00           227,212.00               0.00
North Carolina Intermediate Municipal Bond Fund            76,726.00           121,064.00               0.00
South Carolina Intermediate  Municipal Bond Fund          152,937.00           197,205.00               0.00
Tennessee Intermediate  Municipal Bond Fund                14,485.00            79,715.00               0.00
Texas Intermediate Municipal Bond Fund                     54,898.00           104,929.00               0.00
Virginia Intermediate Municipal Bond Fund                 614,014.00           520,946.00               0.00
Florida Municipal Bond Fund                               112,099.00           117,651.00               0.00
Georgia Municipal Bond Fund                                26,675.00            61,249.00               0.00
Maryland  Municipal Bond Fund                              15,208.00            67,979.00               0.00
North  Carolina Municipal Bond Fund                        80,159.00            92,926.00               0.00

South Carolina Municipal Bond Fund                         40,452.00            67,297.00               0.00
Tennessee Municipal Bond Fund                               2,763.00            47,192.00           3,159.00
Texas Municipal Bond Fund                                  35,113.00            69,111.00               0.00
Virginia Municipal Bond Fund                               49,575.00            71,879.00               0.00
Emerging Markets Fund                                     661,747.00                 0.00               0.00
Prime Fund                                              6,849,130.00         1,579,771.00               0.00
Treasury Fund                                           4,030,618.00         1,026,792.00               0.00
Equity Income Fund                                      2,632,510.00                 0.00               0.00
International Equity Fund                               8,870,691.00                 0.00               0.00
International Value Fund                                  395,837.00                 0.00           4,304.00
Government Securities Fund                                568,081.00           156,808.00               0.00

         The Pilot U.S. Government Fund (predecessor to the U.S. Government Bond
Fund) and the Pilot Small Capitalization Equity Fund (predecessor to the Pilot Small Company Growth Fund) paid and waived the following advisory and sub-advisory fees under a prior advisory agreement with Boatmen's during the periods indicated.

                       ADVISORY AND SUB-ADVISORY FEES PAID
                        SEPTEMBER 1, 1996 - MAY 16, 1997

                                                              Advisory
                                                              Fee
      Pilot US Government Fund
         Advisory Fee                                           $552,504
         Advisory Waiver                                        (125,674)
                                                                 -------
                                                                 426,830
                                                                 -------

      Pilot Small Capitalization Fund
         Advisory Fee                                           $731,622
         Advisory Waiver                                        (250,320)
                                                                 -------
                                                                 481,302
                                                                 -------

         The table below states the net sub-advisory fees paid to TradeStreet for the fiscal periods indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES

                                                  Period Ending          Period Ending
                                                     3/31/99                3/31/98

                                                                        Net Amount Paid
                                                                        ---------------
Prime Fund                                          $3,712,059             $2,959,571
Treasury Fund                                        1,514,431              1,763,574
Equity Income Fund                                   1,848,435              1,478,586
Government Securities Fund                             251,074                181,945
Small Company Growth Fund                              941,776                338,212
Government  Money Market Fund                          224,207                186,411
Tax Exempt Fund                                      1,496,795              1,199,059
Value Fund                                           5,907,376              5,222,656
Capital Growth Fund                                  2,085,548              1,905,808
Disciplined Equity Fund                              1,193,414                412,093
Equity Index Fund                                      766,128                678,190
Emerging Growth Fund                                   694,042                945,572
Managed Index Fund                                     608,203                162,002
Managed SmallCap Index Fund                            205,088                 83,822
Managed Value Index Fund                                11,167                  2,505
Managed SmallCap Value Index Fund                        4,902                  1,410
Balanced Assets Fund                                   402,057                497,762
Short-Intermediate Gov't Fund                        1,035,593              1,015,751
Short-Term Income Fund                                 645,337                503,025
Diversified Income Fund                                574,485                432,003
Strategic Fixed Income Fund                          2,800,433              2,287,350
Municipal Income Fund                                  441,332                275,353
Short-Term Municipal Income Fund                        82,663                 70,205
Intermediate Municipal Bond  Fund                      640,558                452,822
Florida Intermediate Municipal Bond Fund               163,780                109,963
Georgia Intermediate Municipal Bond Fund               108,963                 80,200
Maryland Intermediate Municipal Bond  Fund             127,375                 65,563
North Carolina Intermediate Municipal Bond             140,804                 94,711
Fund
South Carolina Intermediate  Municipal Bond            189,337                140,524
Fund
Tennessee Intermediate  Municipal Bond Fund             36,337                 26,481
Texas Intermediate Municipal Bond Fund                 275,982                180,591
Virginia Intermediate Municipal Bond Fund              186,964                156,145
Florida Municipal Bond Fund                            104,208                 31,220
Georgia Municipal Bond Fund                             14,957                 11,621
Maryland  Municipal Bond Fund                           20,994                 12,663
North  Carolina Municipal Bond Fund                     26,344                 20,727
South Carolina Municipal Bond Fund                      16,161                 13,424
Tennessee Municipal Bond Fund                            7,594                  6,964
Texas Municipal Bond Fund                               12,015                 11,556
Virginia Municipal Bond Fund                            19,147                 16,091
U.S. Government Bond Fund                              263,059                   ----
Strategic Equity Fund                                  233,947                   ----

                                                   Period Ending
                                                      3/31/97
                                                      Net Amt.
                                                       Paid
                                                       ----
Government  Money Market Fund                    $  231,367.00
Tax Exempt Fund                                     810,884.00
Value Fund                                        3,264,945.00
Capital Growth Fund                               1,904,698.00
Disciplined Equity Fund                             354,675.00
Equity Index Fund                                   442,539.00
Managed Index Fund                                   19,717.00

                                                   Period Ending
                                                      3/31/97
                                                      Net Amt.
                                                       Paid
                                                       ----
Managed SmallCap Index Fund                           9,001.00
Emerging Growth Fund                                888,845.00
Balanced Assets Fund                                599,564.00
Short-Intermediate Gov't Fund                       707,317.00
Short-Term Income Fund                              300,416.00
Diversified Income Fund                             300,184.00
Strategic Fixed Income Fund                       1,427,292.00
Municipal Income Fund                                73,380.00
Short-Term Municipal Income Fund                     49,684.00
Intermediate Municipal Bond  Fund                    65,382.00
Florida Intermediate  Municipal Bond Fund            37,301.00
Georgia Intermediate Municipal Bond Fund             40,700.00
Maryland Intermediate Municipal Bond Fund            59,822.00
North  Carolina Intermediate  Municipal  Bond        27,691.00
Fund
South Carolina Intermediate  Municipal Bond          49,020.00
Fund
Tennessee Intermediate Municipal Bond Fund           13,188.00
Texas Intermediate Municipal Bond Fund               22,376.00
Virginia Intermediate Municipal Bond Fund           158,894.00
Florida Municipal Bond Fund                          26,804.00
Georgia Municipal Bond Fund                          10,258.00
Maryland Municipal Bond Fund                          9,705.00
North Carolina Municipal Bond Fund                   20,193.00
South Carolina Municipal Bond Fund                   12,571.00
Tennessee Municipal Bond Fund                         5,828.00
Texas Municipal Bond Fund                            12,160.00
Virginia Municipal Bond Fund                         14,170.00
Emerging Markets Fund                               511,350.00
Prime Fund                                        2,296,435.00
Treasury Fund                                     1,377,806.00
Equity Income Fund                                  777,371.00
Government Securities Fund                          170,424.00

         The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                                  SUB-ADVISORY FEES

                                                Period Ending         Period Ending        Period Ending
                                                   3/31/999              3/31/98              3/31/97
International Equity Fund                      $5,826,400             $9,260,333.98      $6,899,426.00
International Growth Fund                       1,935,481              4,331,994.06              n/a
Emerging Markets Fund                             288,796                988,113.20         511,350.00

         The table below states the net sub-advisory fees paid to Marsico for the fiscal year indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                                  SUB-ADVISORY FEES

                                                  Period Ending          Period Ending
                                                    3/31/999                3/31/98

Nations Marsico Focused Equities Fund               $1,033,332             $   14,311
Nations Marsico Growth & Income Fund                   363,877                  5,780

         The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during these periods.

                                                  Period Ending          Period Ending          Period Ending
                                                     3/31/99                5/15/98                11/30/97

International Value Fund                         $570,822                 $177,516.52            $212,631.72



         For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Cash Reserves                                      $10,651,186          $9,394,814                 $0
Treasury Reserves                                    2,472,643           3,152,121             31,236
Government Reserves                                    757,681             982,319                  0
Municipal Reserves                                     343,134             505,210            114,656

         For the fiscal year from May 1, 1997 to April 30, 1998 Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
Cash Reserves                                      $5,755,496          $5,510,631               $0
Treasury Reserves                                   1,317,229           1,539,732                0
Government Reserves                                   660,333             757,134                0
Municipal Reserves                                    306,303             429,881                0

         For the fiscal year from May 1, 1996 to April 30, 1997 Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
Cash Reserves                                    $2,357,981.18        $2,797,837.24               $0
Treasury Reserves                                   780,877.72         1,033,412.10                0
Government Reserves                                 277,002.18           556,881.07                0
Municipal Reserves                                  137,642.13           437,536.71                0

         For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Cash Reserves                                     $2,205,087                 $0                  $0
Treasury Reserves                                    230,492                  0                   0
Government Reserves                                  582,930                  0                   0
Municipal Reserves                                   105,670                  0                   0

         For the fiscal year from May 1, 1997 to April 30, 1998 BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser
Cash Reserves                                       $1,214,726              $0                   $0
Treasury Reserves                                    290,220                  0                   0
Government Reserves                                  146,691                  0                   0
Municipal Reserves                                    77,922                  0                   0

For the fiscal year from May 1, 1996 to April 30, 1997 BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser
Cash Reserves                                        $567,140               $0                   $0
Treasury Reserves                                    199,572                  0                   0
Government Reserves                                   91,727                  0                   0
Municipal Reserves                                    32,121                  0                   0

         Barnett Capital Advisors, Inc. ("Barnett") assumed the responsibilities as investment adviser for the Emerald Prime Advantage Institutional Fund (the predecessor portfolio to Money Market Reserves) on June 29, 1996 and assumed sole responsibility for the Fund under a new advisory agreement on December 1, 1996.

         For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Money Market Reserves                                  $672,666          $1,448,334             $0

         For the fiscal period from December 1, 1997 to May 16, 1998 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Barnett


Emerald Prime Advantage Institutional Fund             $44,692               $0                 $19,626

         For the fiscal year from December 1, 1996 to November 30, 1997 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Barnett

Emerald Prime Advantage Institutional Fund           $89,737                $0                $55,159

         For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived         TradeStreet
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Money Market Reserves                                  $226,797              $0                 $0

         Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to The Capital Income Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to The California Municipal Bond Fund). Prior to May 15, 1999, Bank of America Adviser was also the investment adviser to the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to The Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to The Blue Chip Master Portfolio).

         For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio, the Pacific Horizon Blue Chip Master Portfolio, and the Pacific Horizon Blue Chip (Feeder) Fund paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Pacific Horizon California Tax-Exempt Money           $1,548,799             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                 1,089,007               0                  0
Pacific Horizon Capital Income Fund                   1,740,699               0                  0
Pacific Horizon California Municipal Bond              687,688                0                  0
Fund
Pacific Horizon Investment Grade Bond Master           295,046             133,952               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            4,147,169               0                  0
Pacific Horizon Blue Chip (Feeder) Fund                  N/A                  N/A               38,230

         For the fiscal year from March 1, 1997 to February 28, 1998, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund (Pacific Horizon Asset Allocation Master Portfolio prior to June 23, 1997), the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived       Bank of America
                                                                                              Adviser
Pacific Horizon California Tax-Exempt Money           $1,149,877             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                     0                650,191               0
Pacific Horizon Capital Income Fund                   1,637,658               0                  0
Pacific Horizon California Municipal Bond              828,272             194,717               0
Fund
Pacific Horizon Investment Grade Bond Master           217,339             248,915               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            3,099,522            262,519               0

         For the fiscal year from March 1, 1996 to February 28, 1997, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Master Portfolio, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived       Bank of America
                                                                                              Adviser
Pacific Horizon California Tax-Exempt Money            $849,799              $0                 $0
Market Fund
Pacific Horizon Asset Allocation Master                310,609             735,797              31,598
Portfolio
Pacific Horizon Capital Income Fund                   1,220,622               0                 0
Pacific Horizon California Municipal Bond              857,206             244,720              0
Fund
Pacific Horizon Investment Grade Bond Master           171,848             256,439              146,716
Portfolio
Pacific Horizon Blue Chip Master Portfolio            1,740,647            961,001              0


CO-ADMINISTRATORS AND SUB-ADMINISTRATOR

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of each Company.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors/Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of:
0.10% of the money market Funds; 0.12% of the fixed income and international Funds; and 0.13% of the domestic equity Funds, of the average daily net assets of each such Fund.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors/Trustees meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors/Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BAAI based on an annual rate of 0.01% of the Funds' average daily net assets.

         The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                                                 CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                $224,770                 0
         Treasury Fund                                               83,137                 0
         Equity Income Fund                                          26,068                 0
         Government Securities Fund                                   5,693                 0
         International Equity Fund                                   26,254                 0
         International Growth Fund                                    7,126                 0
         International Value Fund                                     4,657                 0
         Small Company Growth Fund                                   12,417                 0
         U.S. Government Bond Fund                                    4,095                 0
         Government  Money Market Fund                               18,715                 0
         Tax Exempt Fund                                             92,397                 0
         Value Fund                                                  77,026                 0
         Capital Growth Fund                                         27,883                 0
         Disciplined Equity Fund                                     17,500                 0
         Equity Index Fund                                           30,267                 0
         Emerging Growth Fund                                         7,974                 0
         Managed Index Fund                                          23,116                 0
         Managed SmallCap Index Fund                                  7,330                 0
         Managed Value Index Fund                                       328                 0
         Managed SmallCap Value Index Fund                              180                 0
         Nations Marsico Growth & Income Fund                         4,686                 0
         Nations Marsico Focused Equities Fund                       13,634                 0
         Balanced Assets Fund                                         5,289                 0
         Short-Intermediate Gov't Fund                               22,020                 0
         Short-Term Income Fund                                      14,084                 0
         Diversified Income Fund                                     13,321                 0
         Strategic Fixed Income Fund                                 61,222                 0
         Municipal Income Fund                                       22,441                 0
         Short-Term Municipal Income Fund                             4,056                 0
         Intermediate Municipal Bond  Fund                           31,012                 0
         Florida Intermediate Municipal Bond Fund                     8,212                 0
         Georgia Intermediate Municipal Bond Fund                     5,394                 0
         Maryland Intermediate Municipal Bond  Fund                   6,862                 0
         North Carolina Intermediate Municipal Bond Fund              6,825                 0
         South Carolina Intermediate  Municipal Bond Fund             8,946                 0
         Tennessee Intermediate  Municipal Bond Fund                  1,803                 0
         Texas Intermediate Municipal Bond Fund                      13,204                 0
         Virginia Intermediate Municipal Bond Fund                    9,640                 0
         Florida Municipal Bond Fund                                  5,342                 0

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Georgia Municipal Bond Fund                                    780                 0
         Maryland  Municipal Bond Fund                                1,144                 0
         North  Carolina Municipal Bond Fund                          1,360                 0
         South Carolina Municipal Bond Fund                             801                 0
         Tennessee Municipal Bond Fund                                  361                 0
         Texas Municipal Bond Fund                                      569                 0
         Virginia Municipal Bond Fund                                   907                 0
         Emerging Markets Fund                                          501                 0
         Strategic Equity Fund                                        7,172                 0
                                 Total:                             968,521
                                                                    -------


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.

                                                 CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                               $1,786,232         $449,540
         Treasury Fund                                               644,316          166,276
         Equity Income Fund                                          157,132              ---
         Government Securities Fund                                   31,535              ---
         International Equity Fund                                    97,425              ---
         International Growth Fund                                    26,598              ---
         International Value Fund                                     17,477              ---
         Small Company Growth Fund                                    75,409              ---
         U.S. Government Bond Fund                                    22,681              ---
         Government  Money Market Fund                               145,044           37,431
         Tax Exempt Fund                                             716,080          184,796
         Value Fund                                                  561,488              ---
         Capital Growth Fund                                         168,052              ---
         Disciplined Equity Fund                                     105,027              ---
         Equity Index Fund                                           183,645              ---
         Emerging Growth Fund                                         47,253              ---
         Managed Index Fund                                          140,297              ---
         Managed SmallCap Index Fund                                  44,531              ---
         Managed Value Index Fund                                      1,995              ---
         Managed SmallCap Value Index Fund                             1,091              ---
         Nations Marsico Growth & Income Fund                         28,322              ---
         Nations Marsico Focused Equities Fund                        82,370              ---
         Balanced Assets Fund                                         32,122              ---
         Short-Intermediate Gov't Fund                               121,946              ---
         Short-Term Income Fund                                       78,018              ---
         Diversified Income Fund                                      73,849              ---
         Strategic Fixed Income Fund                                 372,610              ---
         Municipal Income Fund                                       124,746           44,881
         Short-Term Municipal Income Fund                             22,854            8,113
         Intermediate Municipal Bond  Fund                           172,364           62,025
         Florida Intermediate Municipal Bond Fund                     45,671           16,423
         Georgia Intermediate Municipal Bond Fund                     29,968           10,787
         Maryland Intermediate Municipal Bond  Fund                   38,131           13,725
         North Carolina Intermediate Municipal Bond Fund              37,951           13,647
         South Carolina Intermediate  Municipal Bond Fund             50,278           17,891
         Tennessee Intermediate  Municipal Bond Fund                  10,131            3,603
         Texas Intermediate Municipal Bond Fund                       74,216           26,408
         Virginia Intermediate Municipal Bond Fund                    54,229           19,280
         Florida Municipal Bond Fund                                  29,669           10,686
         Georgia Municipal Bond Fund                                   4,337            1,560
         Maryland  Municipal Bond Fund                                 6,359            2,285
         North  Carolina Municipal Bond Fund                           7,559            2,719
         South Carolina Municipal Bond Fund                            4,508            1,602
         Tennessee Municipal Bond Fund                                 2,023              720
         Texas Municipal Bond Fund                                     3,195            1,138
         Virginia Municipal Bond Fund                                  5,104            1,817
         Emerging Markets Fund                                         1,034              ---
         Strategic Equity Fund                                        43,466              ---

                                 Total:                            6,530,338               1,097,353
                                                                   ---------               ---------

         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal year period December 1, 1998 through March 31, 1999.

                                           SUB-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                $238,058                $0
         Treasury Fund                                              104,546               ---
         Equity Income Fund                                          99,504               ---
         Government Securities Fund                                  13,627               ---
         International Equity Fund                                  141,937               ---
         International Growth Fund                                   35,926               ---
         International Value Fund                                    25,331               ---
         Small Company Growth Fund                                   47,608               ---
         U.S. Government Bond Fund                                    9,779               ---
         Government  Money Market Fund                               23,373               ---
         Tax Exempt Fund                                            160,022               ---
         Value Fund                                                 199,844               ---
         Capital Growth Fund                                        109,532               ---
         Disciplined Equity Fund                                     69,020               ---
         Equity Index Fund                                          120,888               ---
         Emerging Growth Fund                                        29,998               ---
         Managed Index Fund                                          91,320               ---
         Managed SmallCap Index Fund                                 27,811               ---
         Managed Value Index Fund                                     1,058               ---
         Managed SmallCap Value Index Fund                              694               ---
         Nations Marsico Growth & Income Fund                        22,432               ---
         Nations Marsico Focused Equities Fund                       66,100               ---
         Balanced Assets Fund                                        20,228               ---
         Short-Intermediate Gov't Fund                               52,627               ---
         Short-Term Income Fund                                      33,736               ---
         Diversified Income Fund                                     32,296               ---
         Strategic Fixed Income Fund                                112,350               ---
         Municipal Income Fund                                       55,722               ---
         Short-Term Municipal Income Fund                            11,595               ---
         Intermediate Municipal Bond  Fund                           76,838               ---
         Florida Intermediate Municipal Bond Fund                    20,539               ---
         Georgia Intermediate Municipal Bond Fund                    13,341               ---
         Maryland Intermediate Municipal Bond  Fund                  16,968               ---
         North Carolina Intermediate Municipal Bond Fund             17,041               ---
         South Carolina Intermediate  Municipal Bond Fund            24,764               ---
         Tennessee Intermediate  Municipal Bond Fund                  5,015               ---
         Texas Intermediate Municipal Bond Fund                      36,575               ---
         Virginia Intermediate Municipal Bond Fund                   26,442               ---
         Florida Municipal Bond Fund                                 13,099               ---
         Georgia Municipal Bond Fund                                  1,950               ---
         Maryland  Municipal Bond Fund                                2,886               ---
         North  Carolina Municipal Bond Fund                          3,389               ---
         South Carolina Municipal Bond Fund                           2,252               ---
         Tennessee Municipal Bond Fund                                  989               ---
         Texas Municipal Bond Fund                                     1,579              ---
         Virginia Municipal Bond Fund                                 2,511               ---
         Emerging Markets Fund                                        2,648               ---
         Strategic Equity Fund                                       30,044               ---
                                 Total:                           2,255,832

         The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period December 1, 1998 through March 31, 1999, under the previous co-administration arrangements. The amounts paid and waived are for the time period to the end of the conversion to The Bank of New York. The conversion dates are as follows: January 4, 1999 for Marsico Focused Equities Fund and Marisco Growth and Income Fund; January 14, 1999 for Balanced Assets, Capital Growth, Disciplined Equity, Emerging Growth, Equity Income, Equity Index, Managed Index, Managed SmallCap Index, Managed SmallCap Value Index, Managed Value Index, Small Company Growth, Strategic Equity, and Value; January 26, 1999 for Short Term Municipal, South Carolina Intermediate Municipal Bond, South Carolina Municipal Bond, Tennessee Intermediate Municipal Bond, Tennessee Municipal Bond, Texas Intermediate Municipal Bond, Texas Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond; February 2, 1999 for Municipal Income, Intermediate Municipal Bond, Florida Intermediate Municipal Bond, Florida Municipal Bond, Georgia Intermediate Municipal Bond, Georgia Municipal Bond, Maryland Intermediate Bond, Maryland Municipal Bond, North Carolina Intermediate Municipal Bond, and North Carolina Municipal Bond; and February 3, 1999 for Diversified Income, Government Securities, Short Intermediate Government, Short Term Income, Strategic Fixed Income and U.S. Government Bond.

                               ADMINISTRATION FEES

                                                                   Fees Paid
                                                                   ---------
                                                                     Total
         Prime Fund                                                     --
         Treasury Fund                                                  --
         Equity Income Fund                                         28,525
         Government Securities Fund                                 11,769
         International Equity Fund                                  36,158
         International Growth Fund                                   9,941
         International Value Fund                                    6,011
         Small Company Growth Fund                                  13,005
         U.S. Government Bond Fund                                   8,485
         Government  Money Market Fund                                   -
         Tax Exempt Fund                                                 -
         Value Fund                                                 81,131
         Capital Growth Fund                                        29,132
         Disciplined Equity Fund                                    18,589
         Equity Index Fund                                          29,435
         Emerging Growth Fund                                        9,726
         Managed Index Fund                                         22,948
         Managed SmallCap Index Fund                                 7,791
         Managed Value Index Fund                                      424
         Managed SmallCap Value Index Fund                             186
         Nations Marsico Growth & Income Fund                        2,795
         Nations Marsico Focused Equities Fund                       7,708
         Balanced Assets Fund                                        5,546
         Short-Intermediate Gov't Fund                              45,565
         Short-Term Income Fund                                     29,076
         Diversified Income Fund                                    27,213
         Strategic Fixed Income Fund                               126,271
         Municipal Income Fund                                      44,763
         Short-Term Municipal Income Fund                            6,885
         Intermediate Municipal Bond  Fund                          62,000
         Florida Intermediate Municipal Bond Fund                   16,273
         Georgia Intermediate Municipal Bond Fund                   10,822
         Maryland Intermediate Municipal Bond  Fund                 13,746
         North Carolina Intermediate Municipal Bond Fund            13,539
         South Carolina Intermediate  Municipal Bond Fund           15,768
         Tennessee Intermediate  Municipal Bond Fund                 3,157
         Texas Intermediate Municipal Bond Fund                     23,244
         Virginia Intermediate Municipal Bond Fund                  16,760
         Florida Municipal Bond Fund                                10,787
         Georgia Municipal Bond Fund                                 1,548
         Maryland  Municipal Bond Fund                               2,245
         North  Carolina Municipal Bond Fund                         2,702
         South Carolina Municipal Bond Funds                         1,386
         Tennessee Municipal Bond Fund                                 640
         Texas Municipal Bond Fund                                   1,000
         Virginia Municipal Bond Fund                                1,603
         Emerging Markets Fund                                       1,539
         Strategic Equity Fund                                       6,368
                                Total                              814,205
                                                                   -------

         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and BAAI as Co-Administrators and BNY as Sub-Administrator were effective on December 1, 1998.

                                           ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                              $3,867,209              $900,323
         Treasury Fund                                            1,654,837               384,444
         Equity Income Fund                                         417,585                    --
         Government Securities Fund                                  59,181                    --
         International Equity Fund                                  179,847                    --
         International Growth Fund                                   68,148                    --
         International Value Fund                                    20,181                    --
         Small Company Growth Fund                                  159,748                    --
         U.S. Government Bond Fund                                   73,538                    --
         Government  Money Market Fund                              190,129                44,099
         Tax Exempt Fund                                          1,545,156               359,494
         Value Fund                                               1,009,530                    --
         Capital Growth Fund                                        347,733                    --
         Disciplined Equity Fund                                    183,239                    --
         Equity Index Fund                                          294,366                    --
         Emerging Growth Fund                                       120,329                    --
         Managed Index Fund                                         238,669                    --
         Managed SmallCap Index Fund                                 83,393                    --
         Managed Value Index Fund                                     4,997                    --
         Managed SmallCap Value Index Fund                            1,960                    --
         Marsico Growth & Income Fund                                21,106                    --
         Marsico Focused Equities Fund                               58,002                    --
         Balanced Assets Fund                                        68,260                    --
         Short-Intermediate Gov't Fund                              254,040                    --
         Short-Term Income Fund                                     155,386                    --
         Diversified Income Fund                                    134,498                    --
         Strategic Fixed Income Fund                                676,515                    --
         Municipal Income Fund                                      217,522                81,215
         Short-Term Municipal Income Fund                            41,725                15,506
         Intermediate Municipal Bond  Fund                          326,173               120,993
         Florida Intermediate Municipal Bond Fund                    81,828                30,370
         Georgia Intermediate Municipal Bond Fund                    54,784                20,345
         Maryland Intermediate Municipal Bond  Fund                  60,219                22,669
         North Carolina Intermediate Municipal Bond Fund             71,685                26,583
         South Carolina Intermediate  Municipal Bond Fund            97,730                36,206
         Tennessee Intermediate  Municipal Bond Fund                 18,283                 6,779
         Texas Intermediate Municipal Bond Fund                     141,467                52,443
         Virginia Intermediate Municipal Bond Fund                   91,890                34,139
         Florida Municipal Bond Fund                                 50,506                19,089
         Georgia Municipal Bond Fund                                  7,300                 2,712
         Maryland  Municipal Bond Fund                                9,956                 3,712
         North  Carolina Municipal Bond Fund                         12,927                 4,808
         South Carolina Municipal Bond Fund                           8,113                 3,015
         Tennessee Municipal Bond Fund                                3,915                 1,449
         Texas Municipal Bond Fund                                    6,191                 2,296
         Virginia Municipal Bond Fund                                 9,842                 3,653
         Emerging Markets Fund                                        3,220                    --
         Strategic Equity Fund                                       13,355                    --
                                                                 ----------             ---------
                                            Total                13,216,213             2,176,342
                                                                 ==========             =========

         The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous co-administration arrangements.

                                                 CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Prime Fund                                                 284,797                $0
         Treasury Fund                                              121,786                --
         Equity Income Fund                                         198,370                --
         Government Securities Fund                                  42,490                --
         International Equity Fund                                  348,548                --
         International Growth Fund                                  123,149                --
         International Value Fund                                    39,973                --
         Small Company Growth Fund                                   72,787                --
         U.S. Government Bond Fund                                   51,881                --
         Government  Money Market Fund                               14,031                --
         Tax Exempt Fund                                            114,181                --
         Value Fund                                                 466,814                --
         Capital Growth Fund                                        167,156                --
         Disciplined Equity Fund                                     93,854                --
         Equity Index Fund                                          133,941                --
         Emerging Growth Fund                                        63,781                --
         Managed Index Fund                                         108,909                --
         Managed SmallCap Index Fund                                 38,005                --
         Managed Value Index Fund                                     2,281                --
         Managed SmallCap Value Index Fund                              897                --
         Marsico Growth & Income Fund                                 9,838                --
         Marsico Focused Equities Fund                               27,007                --
         Balanced Assets Fund                                        31,160                --
         Short-Intermediate Gov't Fund                              181,172                --
         Short-Term Income Fund                                     111,375                --
         Diversified Income Fund                                     96,188                --
         Strategic Fixed Income Fund                                483,249                --
         Municipal Income Fund                                      156,232                --
         Short-Term Municipal Income Fund                            29,854                --
         Intermediate Municipal Bond  Fund                          233,013                --
         Florida Intermediate Municipal Bond Fund                    58,485                --
         Georgia Intermediate Municipal Bond Fund                    39,175                --
         Maryland Intermediate Municipal Bond  Fund                  43,548                --
         North Carolina Intermediate Municipal Bond Fund             51,196                --
         South Carolina Intermediate  Municipal Bond Fund            69,741                --
         Tennessee Intermediate  Municipal Bond Fund                 13,055                --
         Texas Intermediate Municipal Bond Fund                     101,011                --
         Virginia Intermediate Municipal Bond Fund                   65,729                --
         Florida Municipal Bond Fund                                 36,636                --
         Georgia Municipal Bond Fund                                  5,224                --
         Maryland  Municipal Bond Fund                                7,143                --
         North  Carolina Municipal Bond Fund                          9,256                --
         South Carolina Municipal Bond Fund                           5,805                --
         Tennessee Municipal Bond Fund                                2,793                --
         Texas Municipal Bond Fund                                    4,422                --
         Virginia Municipal Bond Fund                                 7,036                --
         Emerging Markets Fund                                       24,047                --
         Strategic Equity Fund                                        6,331                --
                                                                 ----------         ---------
                                                                  4,397,352                --
                                                                 ==========         =========

         The table set forth below states the net Sub-Administration fees paid to BAAI (or its predecessor) and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous sub-administration arrangements.

                                           SUB-ADMINISTRATION FEES

                                                                    Fees Paid         Fees Waived
                                                                    ---------         -----------
         Prime Fund                                                  $ 349,604            $ 0
         Treasury Fund                                                 145,599             --
         Equity Income Fund                                             47,576             --
         Government Securities Fund                                      8,778             --
         International Equity Fund                                      41,411             --

                                                                    Fees Paid         Fees Waived
                                                                    ---------         -----------
         International Growth Fund                                      13,950             --
         International Value Fund                                        6,468             --
         Small Company Growth Fund                                      19,999             --
         U.S. Government Bond Fund                                       8,998             --
         Government  Money Market Fund                                  16,333             --
         Tax Exempt Fund                                               138,133             --
         Value Fund                                                    116,337             --
         Capital Growth Fund                                            40,508             --
         Disciplined Equity Fund                                        25,274             --
         Equity Index Fund                                              35,149             --
         Emerging Growth Fund                                           13,771             --
         Managed Index Fund                                             29,454             --
         Managed SmallCap Index Fund                                    10,373             --
         Managed Value Index Fund                                          615             --
         Managed SmallCap Value Index Fund                                 247             --
         Nations Marsico Growth & Income Fund                            3,058             --
         Nations Marsico Focused Equities Fund                           8,279             --
         Balanced Assets Fund                                            8,508             --
         Short-Intermediate Gov't Fund                                  35,005             --
         Short-Term Income Fund                                         22,627             --
         Diversified Income Fund                                        19,103             --
         Strategic Fixed Income Fund                                    95,000             --
         Municipal Income Fund                                          32,318             --
         Short-Term Municipal Income Fund                                5,952             --
         Intermediate Municipal Bond  Fund                              45,778             --
         Florida Intermediate Municipal Bond Fund                       11,540             --
         Georgia Intermediate Municipal Bond Fund                        7,764             --
         Maryland Intermediate Municipal Bond  Fund                      9,579             --
         North Carolina Intermediate Municipal Bond Fund                10,031             --
         South Carolina Intermediate  Municipal Bond Fund               13,556             --
         Tennessee Intermediate  Municipal Bond Fund                     2,553             --
         Texas Intermediate Municipal Bond Fund                         19,744             --
         Virginia Intermediate Municipal Bond Fund                      13,073             --
         Florida Municipal Bond Fund                                     8,298             --
         Georgia Municipal Bond Fund                                     1,044             --
         Maryland  Municipal Bond Fund                                   1,466             --
         North  Carolina Municipal Bond Fund                             1,854             --
         South Carolina Municipal Bond Fund                              1,157             --
         Tennessee Municipal Bond Fund                                     542             --
         Texas Municipal Bond Fund                                         866             --
         Virginia Municipal Bond Fund                                    1,392             --
         Emerging Markets Fund                                           1,702             --
         Strategic Equity Fund                                           2,188             --
                                                                 -------------      --------------
                                             Total;                  1,452,554             --
                                                                 =============      ==============

         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998, under the previous administration arrangements.

                                           ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                  4,056,997         1,110,297
         Treasury Fund                                               2,423,641           664,082
         Equity Income Fund                                            494,468             0.00
         Government Securities Fund                                     71,126             0.00
         International Equity Fund                                     405,314              0.00
         International Growth Fund                                     230,311              0.00
         International Value Fund                                          n/a               n/a
         Small Company Growth Fund                                      96,976              0.00
         U.S. Government Bond Fund                                      89,058              0.00
         Government  Money Market Fund                                 259,300            71,128
         Tax Exempt Fund                                             1,591,584           436,123
         Value Fund                                                  1,408,801              0.00
         Capital Growth Fund                                           503,034              0.00

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Disciplined Equity Fund                                       101,504              0.00
         Equity Index Fund                                             458,619              0.00
         Emerging Growth Fund                                          246,308              0.00
         Managed Index Fund                                            111,133              0.00
         Managed SmallCap Index Fund                                    61,116              0.00
         Managed Value Index Fund                                        1,630              0.00
         Managed SmallCap Value Index Fund                                 848              0.00
         Nations Marsico Growth & Income Fund                              898              0.00
         Nations Marsico Focused Equities Fund                           2,227              0.00
         Balanced Assets Fund                                          134,032              0.00
         Short-Intermediate Gov't Fund                                 401,570              0.00
         Short-Term Income Fund                                        203,225              0.00
         Diversified Income Fund                                       173,538              0.00
         Strategic Fixed Income Fund                                   903,615              0.00
         Municipal Income Fund                                         153,482            78,672
         Short-Term Municipal Income Fund                               38,788            20,059
         Intermediate Municipal Bond  Fund                             254,780           129,378
         Florida Intermediate Municipal Bond Fund                       61,898            31,419
         Georgia Intermediate Municipal Bond Fund                       44,811            22,914
         Maryland Intermediate Municipal Bond  Fund                     36,010            26,201
         North Carolina Intermediate Municipal Bond Fund                53,527            27,061
         South Carolina Intermediate  Municipal Bond Fund               79,235            40,150
         Tennessee Intermediate  Municipal Bond Fund                    14,824             7,566
         Texas Intermediate Municipal Bond Fund                        102,899            51,598
         Virginia Intermediate Municipal Bond Fund                      85,542            44,703
         Florida Municipal Bond Fund                                    17,169             8,920
         Georgia Municipal Bond Fund                                     6,369             3,320
         Maryland  Municipal Bond Fund                                   6,978             3,619
         North  Carolina Municipal Bond Fund                            11,379             5,922
         South Carolina Municipal Bond Funds                             7,376             3,836
         Tennessee Municipal Bond Fund                                   3,826             1,990
         Texas Municipal Bond Fund                                       6,334             3,301
         Virginia Municipal Bond Fund                                    8,843             4,598
         Emerging Markets Fund                                          21,266              0.00


         The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998. First Data was the co-administrator under the previous administration arrangements.

                                              CO-ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                    384,193              0.00
         Treasury Fund                                                 232,691              0.00
         Equity Income Fund                                            244,825              0.00
         Government Securities Fund                                     50,171             0.00
         International Equity Fund                                     623,612              0.00
         International Growth Fund                                     306,814              0.00
         International Value Fund                                          n/a               n/a
         Small Company Growth Fund                                      43,762              0.00
         U.S. Government Bond Fund                                      59,434              0.00
         Government Money Market Fund                                   25,208              0.00
         Tax Exempt Fund                                               152,908              0.00
         Value Fund                                                    680,262              0.00
         Capital Growth Fund                                           259,289              0.00
         Disciplined Equity Fund                                        63,108              0.00
         Equity Index  Fund                                            214,846              0.00
         Emerging Growth Fund                                          131,921              0.00
         Managed Index Fund                                             50,870              0.00
         Managed SmallCap Index Fund                                    22,706              0.00
         Managed Value Index Fund                                          709              0.00
         Managed SmallCap Value Index Fund                                 371              0.00
         Nations Marsico Growth & Income Fund                              387              0.00

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Nations Marsico Focused Equities Fund                             953              0.00
         Balanced Assets Fund                                           65,073              0.00
         Short-Intermediate Gov't Fund                                 275,597              0.00
         Short-Term Income Fund                                        132,125              0.00
         Diversified Income Fund                                       114,464              0.00
         Strategic Fixed Income Fund                                   621,285              0.00
         Municipal Income Fund                                         161,207              0.00
         Short-Term Municipal Income Fund                               41,447              0.00
         Intermediate Municipal Bond  Fund                             262,730              0.00
         Florida Intermediate Municipal Bond Fund                       63,773              0.00
         Georgia Intermediate Municipal Bond Fund                       46,846              0.00
         Maryland Intermediate Municipal Bond  Fund                     31,450              0.00
         North Carolina Intermediate Municipal Bond Fund                54,714              0.00
         South Carolina Intermediate  Municipal Bond Fund               81,364              0.00
         Tennessee Intermediate  Municipal Bond Fund                    15,440              0.00
         Texas Intermediate Municipal Bond Fund                        103,490              0.00
         Virginia Intermediate Municipal Bond Fund                      92,909              0.00
         Florida Municipal Bond Fund                                    18,511              0.00
         Georgia Municipal Bond Fund                                     6,911              0.00
         Maryland  Municipal Bond Fund                                   7,494              0.00
         North  Carolina Municipal Bond Fund                            12,309              0.00
         South Carolina Municipal Bond Fund                              7,965              0.00
         Tennessee Municipal Bond Fund                                   4,133              0.00
         Texas Municipal Bond Fund                                       6,873             0.00
         Virginia Municipal Bond Fund                                    9,547              0.00
         Emerging Markets Fund                                          67,559              0.00


         The table set forth below states the net Sub-Administration fees paid and waived to Bank of America, or its affiliate BAAI (or their predecessors), for the fiscal year ended March 31, 1998.

                                      SUB-ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Prime Fund                                                  $555,149              $0
         Treasury Fund                                                332,041              --
         Equity Income Fund                                            73,929              --
         Government Securities Fund                                    12,130              --
         International Equity Fund                                    102,893              --
         International Growth Fund                                     55,097              --
         International Value Fund                                           0              --
         Small Company Growth Fund                                     14,378              --
         U.S. Government Bond Fund                                     15,227              --
         Government  Money Market Fund                                 35,564              --
         Tax Exempt Fund                                              218,062              --
         Value Fund                                                   208,906              --
         Capital Growth Fund                                           76,232              --
         Disciplined Equity Fund                                       16,484              --
         Equity Index Fund                                             67,819              --
         Emerging Growth Fund                                          37,823              --
         Managed Index Fund                                            16,200              --
         Managed SmallCap Index Fund                                    8,382              --
         Managed Value Index Fund                                         250              --
         Managed SmallCap Value Index Fund                                141              --
         Nations Marsico Growth & Income Fund                             128              --
         Nations Marsico Focused Equities Fund                            318              --
         Balanced Assets Fund                                          19,910              --
         Short-Intermediate Gov't Fund                                 67,717              --
         Short-Term Income Fund                                        33,535              --
         Diversified Income Fund                                       28,800              --
         Strategic Fixed Income Fund                                  152,490              --
         Municipal Income Fund                                         39,336              --
         Short-Term Municipal Income Fund                              10,029              --
         Intermediate Municipal Bond  Fund                             64,689              --
         Florida Intermediate Municipal Bond Fund                      15,709              --
         Georgia Intermediate Municipal Bond Fund                      11,457              --

                                      SUB-ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Maryland Intermediate Municipal Bond  Fund                     9,366              --
         North Carolina Intermediate Municipal Bond Fund               13,530              --
         South Carolina Intermediate  Municipal Bond Fund              20,075              --
         Tennessee Intermediate  Municipal Bond Fund                    3,783              --
         Texas Intermediate Municipal Bond Fund                        25,799              --
         Virginia Intermediate Municipal Bond Fund                     22,306              --
         Florida Municipal Bond Fund                                    4,460              --
         Georgia Municipal Bond Fund                                    1,660              --
         Maryland  Municipal Bond Fund                                  1,809              --
         North  Carolina Municipal Bond Fund                            2,961              --
         South Carolina Municipal Bond Fund                             1,918              --
         Tennessee Municipal Bond Fund                                    995              --
         Texas Municipal Bond Fund                                      1,651              --
         Virginia Municipal Bond Fund                                   2,299              --
         Emerging Markets Fund                                          8,983              --


         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1997.

                                       ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
         Government Money Market Fund                              $281,893.00        $39,867.00
         Tax Exempt Fund                                            995,984.00        151,529.00
         Value Fund                                                 792,002.00              0.00
         Capital Growth Fund                                        463,687.00              0.00
         Disciplined Equity Fund                                     81,365.00              0.00
         Equity Index Fund                                          270,994.00              0.00
         Managed Index Fund                                          12,195.00              0.00
         Managed SmallCap Index Fund                                  1,626.00              0.00
         Emerging Growth Fund                                       211,748.00              0.00
         Balanced Assets Fund                                       146,269.00              0.00
         Short-Intermediate Government Fund                         252,303.00              0.00
         Short-Term Income Fund                                     104,245.00              0.00
         Diversified Income Fund                                    103,988.00              0.00
         Strategic Fixed Income Fund                                510,826.00              0.00
         Municipal Income Fund                                       46,849.00         10,434.00
         Short-Term Municipal Income Fund                            31,084.00          7,479.00
         Intermediate Municipal Bond Fund                            40,902.00          9,878.00
         Florida Intermediate Municipal Bond Fund                    23,525.00          5,513.00
         Georgia Intermediate Municipal Bond Fund                    25,682.00          5,977.00
         Maryland Intermediate Municipal Bond Fund                   38,122.00          2,519.00
         North Carolina Intermediate Municipal Bond Fund             17,628.00          3,971.00
         South Carolina Intermediate Municipal Bond Fund             31,091.00          7,071.00
         Tennessee Intermediate Municipal Bond Fund                   8,422.00          1,869.00
         Texas Intermediate Municipal Bond Fund                      14,310.00          3,130.00
         Virginia Intermediate Municipal Bond Fund                  101,774.00         22,264.00
         Florida Municipal Bond Fund                                 17,082.00          3,824.00
         Georgia Municipal Bond Fund                                  6,500.00          1,497.00
         Maryland Municipal Bond Fund                                 6,151.00          1,408.00
         North Carolina Municipal Bond Fund                          12,881.00          2,857.00
         South Carolina Municipal Bond Fund                           7,923.00          1,846.00
         Tennessee Municipal Bond Fund                                3,695.00            847.00
         Texas Municipal Bond Fund                                    7,747.00          1,724.00
         Virginia Municipal Bond Fund                                 8,995.00          2,043.00
         Prime Fund                                                3,775,833.00        419,503.00
         Treasury Fund                                            2,254,616.00        250,485.00
         Equity Income Fund                                         388,686.00              0.00
         International Equity Fund                                  985,632.00              0.00
         Government Securities Fund                                 113,616.00              0.00
         Emerging Markets Fund                                       60,159.00              0.00

         The table below sets forth the total sub-administration fees paid to First Data and waived by First Data for the fiscal year ended March 31, 1997.

                                              CO-ADMINISTRATION FEES

                                                                   Net Fees Paid      Fees Waived
                                                                   -------------      -----------
         Government Money Market Fund                              $ 98,906.00         $ 0.00
         Tax Exempt Fund                                            326,822.00           0.00
         Value Fund                                                 513,976.00           0.00
         Capital Growth Fund                                        298,193.00           0.00
         Disciplined Equity Fund                                     60,505.00           0.00
         Equity Index Fund                                          171,545.00           0.00
         Managed Index Fund                                           7,522.00           0.00
         Managed SmallCap Index Fund                                  7,375.00           0.00
         Emerging Growth Fund                                       143,790.00           0.00
         Balanced Assets Fund                                        93,557.00           0.00
         Short-Intermediate Government Fund                         219,240.00           0.00
         Short-Term Income Fund                                      96,033.00           0.00
         Diversified Income Fund                                     96,135.00           0.00
         Strategic Fixed Income Fund                                440,702.00           0.00
         Municipal Income Fund                                       47,546.00           0.00
         Short-Term Municipal Income Fund                            32,415.00           0.00
         Intermediate Municipal Bond Fund                            42,623.00           0.00
         Florida Intermediate Municipal Bond Fund                    24,249.00           0.00
         Georgia Intermediate Municipal Bond Fund                    26,483.00           0.00
         Maryland Intermediate Municipal Bond Fund                   38,819.00           0.00
         North Carolina Intermediate Municipal Bond Fund             17,960.00           0.00
         South Carolina Intermediate Municipal Bond Fund             31,867.00           0.00
         Tennessee Intermediate Municipal Bond Fund                   8,549.00           0.00
         Texas Intermediate Municipal Bond Fund                      14,526.00           0.00
         Virginia Intermediate Municipal Bond Fund                  102,954.00           0.00
         Florida Municipal Bond Fund                                 17,385.00           0.00
         Georgia Municipal Bond Fund                                  6,657.00           0.00
         Maryland Municipal Bond Fund                                 6,306.00           0.00
         North Carolina Municipal Bond Fund                          13,109.00           0.00
         South Carolina Municipal Bond Fund                           8,189.00           0.00
         Tennessee Municipal Bond Fund                                3,784.00           0.00
         Texas Municipal Bond Fund                                    7,900.00           0.00
         Virginia Municipal Bond Fund                                 9,205.00           0.00

         The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal years ended April 30, 1997 and 1998 under the previous administration arrangements. As of December 1, 1998, the administration arrangements have been revised. Accordingly, the fees set forth below are shown for the periods, May 1, 1998 through November 30, 1998 and from December 1, 1998 through March 31, 1999. For the fiscal years ended April 30, 1997, 1998, and March 31, 1999 the Funds paid combined administrative fees as follows:

                   Net                         Net             Net Fees       Net             Net Fees
                   Fees Paid    Net Fees       Fees Paid       Waived         Fees Paid       Waived
                   1997         Waived 1997    1998            1998           1999            1999
                   ----         -----------    ----            ----           ----            ----

Cash Reserves      $206,640     $1,511,966     $444,739        $3,310,637     $922,159        $5,759,841

Treasury Reserves
                   67,964        536,800       112,671         839,649        281,755         1,603,245
Government
Reserves           33,788        244,173       55,996          416,493        87,380            492,620

Municipal
Reserves           23,309        168,418       29,152          216,243        48,585          272,415

                   Net                         Net             Net Fees       Net             Net Fees
                   Fees Paid    Net Fees       Fees Paid       Waived         Fees Paid       Waived
                   1997         Waived 1997    1998            1998           1999            1999
                   ----         -----------    ----            ----           ----            ----

Money Market
Reserves            0                0           0               0            121,254         585,746


         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period May 1, 1998 through November 30, 1998.

                                          ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                              $390,477           $3,654,043
         Treasury Reserves                                           112,205            1,030,887
         Government Reserves                                          33,897              311,090
         Money Market Reserves                                        22,143              100,249
         Municipal Reserves                                           18,438              365,740


         The table set forth below states the net Co-Administration fees paid to First Data and waived for the fiscal period May 1, 1998 through November 30, 1998.

                                       CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                               $39,734               $0
         Treasury Reserves                                            11,370                0
         Government Reserves                                           3,441                0
         Money Market Reserves                                         1,991                0
         Municipal Reserves                                            1,860                0


         The table set forth below states the net Sub-Administration fees paid to BAAI and waived for the fiscal period May 1, 1998 through November 30, 1998.

                                          SUB-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                                  $0                 $0
         Treasury Reserves                                               0                  0
         Government Reserves                                             0                  0
         Money Market Reserves                                           0                  0
         Municipal Reserves                                              0                  0


        The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                                          CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                                  $0                 $0
         Treasury Reserves                                               0                  0
         Government Reserves                                             0                  0
         Money Market Reserves                                           0                  0
         Municipal Reserves                                              0                  0

         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.

                                         CO-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                              $225,030            $2,105,798
         Treasury Reserves                                            62,306               572,358
         Government Reserves                                          19,781               181,530
         Money Market Reserves                                        38,026               172,166
         Municipal Reserves                                           11,090               220,006

         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal period December 1, 1998 through March 31, 1999.

                                        SUB-ADMINISTRATION FEES

                                                                   Fees Paid          Fees Waived
                                                                   ---------          -----------
         Cash Reserves                                            $266,918                 $0
         Treasury Reserves                                          95,874                  0
         Government Reserves                                        30,261                  0
         Money Market Reserves                                      59,094                  0
         Municipal Reserves                                         17,197                  0


DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

         INVESTOR A SHARES

         Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to the Money Market Funds, such payments may be made to
(i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         In addition, NFI and NR have adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

         In addition, NFT has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of NFT's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with NFT ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

         During the fiscal years ended March 31,1997, 1998 and 1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT and NFI's Money Market Funds: $0. Of this amount, the Distributor retained $0.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         INVESTOR B SHARES OF THE MONEY MARKET FUNDS AND INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS.

         The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the

Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (ii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (ii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $4,403,155.44. Of this amount, the Distributor retained $302.33.

         During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $38,342.90 and $587.17, respectively. Of these amounts, the Distributor retained $4,441.52 and $587.17, respectively.

         During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80.

         During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively.

         During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $3,466,866.65. Of this amount, the Distributor retained $7,743.41.

         During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $98,350.80 and $18,143.54 respectively. Of these amounts, the Distributor retained $33,051.16 and $18,143.54, respectively.

         During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $562,681.69. Of this amount, the Distributor retained $730.94.

         During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $369,785.35 and $18,619.52, respectively. Of these amounts, the Distributor retained $148,710.43 and $18,619.52, respectively.

         During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $2,583,885. Of this amount, the Distributor retained $0.

         During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $105,900 and $35,425, respectively. Of these amounts, the Distributor retained $30,890 and $35,425, respectively.

         During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $757,547. Of this amount, the Distributor retained $0.

         During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $363,700 and $32,180, respectively. Of these amounts, the Distributor retained $196,144 and $32,180, respectively.

         INVESTOR C SHARES OF THE MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE NON-MONEY MARKET FUNDS.

         The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

         The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ("Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

         The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

         During the fiscal year ended March 31, 1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         During the fiscal year ended March 31, 1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $1,329,398 and $455,023, respectively. Of these amounts, the prior distributor retained $0 and $0, respectively.

         During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $5,531,784 and $1,763,011, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

         DAILY SHARES

         The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed
0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

         The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

         The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

         During the fiscal year ended March 31, 1997, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

         During the fiscal year ended March 31, 1998, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

         During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $0 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

         MARSICO SHARES OF THE PRIME FUND. In addition, the Directors have approved a Shareholder Servicing Plan with respect to the Marsico Shares of the Prime Fund (the "Marsico Servicing Plan"). Pursuant to the Marsico Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Marsico Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Marsico Shares of the Prime Fund.

         The fees payable under the Marsico Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Marsico Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Marsico Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Marsico Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         During the fiscal period ended March 31, 1999, the Servicing Agents received the following amounts from Rule 12b-1 fees in connection with the Marsico Shares of the Prime Fund: $0 and $0 respectively. Of these amounts, the Servicing Agents retained $0 and $0, respectively.

         INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C AND DAILY SHARES.

         The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with its decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

         The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

         The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

                            FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                                   INVESTOR A SHARES


                                                                                     NET FEES PAID
                                                                                (SHAREHOLDER SERVICING
                                              NET FEES PAID (12B-1 COMPONENT)          COMPONENT)
FUND                                                  YEAR ENDED 3/31/99           YEAR ENDED 3/31/99           NET FEES PAID
----                                                  ------------------           ------------------           -------------
Prime Fund                                             $ 1,748,661                    $ 4,371,958                 $ 6,120,619
Treasury Fund                                            1,506,882                      3,767,468                   5,274,350
Equity Income Fund                                         162,472                             --                     162,472
International Equity Fund                                   39,141                             --                      39,141
Government Securities Fund                                  52,251                             --                      52,251
Small Company Growth Fund                                   42,982                             --                      42,982
U.S. Government Bond Fund                                    6,517                             --                       6,517
International Growth Fund                                   60,698                             --                      60,698
International Value Fund                                    12,282                             --                      12,282
Emerging Markets Fund                                        1,904                             --                       1,904
Value Fund                                                 399,157                             --                     399,157
Capital Growth Fund                                        127,702                             --                     127,702
Emerging Growth Fund                                        56,378                             --                      56,378
Equity Index Fund                                           20,255                             --                      20,255


                                      118


                                                                                     NET FEES PAID
                                                                                (SHAREHOLDER SERVICING
                                              NET FEES PAID (12B-1 COMPONENT)          COMPONENT)
FUND                                                  YEAR ENDED 3/31/99           YEAR ENDED 3/31/99           NET FEES PAID
----                                                  ------------------           ------------------           -------------
Managed Index Fund                                          90,380                             --                      90,380
Managed SmallCap Index Fund                                 28,353                             --                      28,353
Managed Value Index Fund                                     8,413                             --                       8,413
Managed SmallCap Value Index Fund                            6,828                             --                       6,828
Disciplined Equity Fund                                    166,141                             --                     166,141
Nations Marsico Focused Equities Fund                      144,518                             --                     144,518
Nations Marsico Growth & Income Fund                        42,482                             --                      42,282
Balanced Assets Fund                                        66,729                             --                      66,729
Short-Intermediate Government Fund                         103,329                             --                     103,329
Short-Term Income Fund                                          --                         36,877                      36,877
Diversified Income Fund                                     37,912                             --                      37,912
Strategic Fixed Income Fund                                 76,543                             --                      76,543
Municipal Income Fund                                       50,814                             --                      50,814
Short-Term Municipal Income Fund                                --                         91,654                      91,654
Intermediate Municipal Bond Fund                            25,402                             --                      25,402
FL Intermediate Municipal Fund                              29,231                             --                      29,231
FL Municipal Bond Fund                                     126,858                             --                     126,858
GA Intermediate Municipal Fund                              35,872                             --                      35,872
GA Municipal Bond Fund                                       3,536                             --                       3,536
MD Intermediate Municipal Fund                              33,199                             --                      33,199
MD Municipal Bond Fund                                       4,600                             --                       4,600
NC Intermediate Municipal Fund                              19,767                             --                      19,767
NC Municipal Bond Fund                                       3,113                             --                       3,113
SC Intermediate Municipal Fund                              35,287                             --                      35,287
SC Municipal Bond Fund                                       3,739                             --                       3,739
TN Intermediate Municipal Fund                              18,421                             --                      18,421
TN Municipal Bond Fund                                       1,604                             --                       1,604
TX Intermediate Municipal Fund                               8,449                             --                       8,449
TX Municipal Bond Fund                                         995                             --                         995
VA Intermediate Municipal Fund                             118,364                             --                     118,364
VA Municipal Bond Fund                                       2,937                             --                       2,937
Government Money Market Fund                                21,122                         52,809                      73,931
Tax Exempt Fund                                            129,245                        323,135                     452,380
                   Total:                                5,681,465                      8,643,901                  14,325,366


                                       FEES PAID PURSUANT TO DISTRIBUTION PLANS

                                        INVESTOR B SHARES - MONEY MARKET FUNDS
                                      INVESTOR C SHARES - NON-MONEY MARKET FUNDS


                                                                                     NET FEES PAID
                                                                                 (SHAREHOLDER SERVICING
                                              NET FEES PAID (12B-1 COMPONENT)          COMPONENT)
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99            NET FEES PAID
----                                                ------------------             ------------------            -------------
Prime Fund                                             $        --                    $ 1,757,890                 $ 1,757,890
Treasury Fund                                                   --                        825,995                     825,995
Equity Income Fund                                       1,165,248                        388,416                   1,553,664

                                      119

                                                                                     NET FEES PAID
                                                                                 (SHAREHOLDER SERVICING
                                              NET FEES PAID (12B-1 COMPONENT)          COMPONENT)
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99            NET FEES PAID
----                                                ------------------             ------------------            -------------
International Equity Fund                                  253,359                         84,453                     337,812
Government Securities  Fund                                233,565                         97,311                     330,876
Small Company Growth Fund                                   39,700                         13,233                      52,933
U.S. Government Bond Fund                                   21,803                          9,084                      30,887
International Growth Fund                                    6,553                          2,184                       8,737
International Value Fund                                    15,184                          5,061                      20,245
Emerging Markets Fund                                        6,813                          2,271                       9,084
Value Fund                                               1,352,049                        450,683                   1,802,732
Capital Growth Fund                                        494,863                        164,954                     659,817
Emerging Growth Fund                                       306,640                        102,213                     408,853
Equity Index Fund                                               --                             --                          --
Managed Index Fund                                              --                             --                          --
Managed SmallCap Index Fund                                     --                             --                          --
Managed Value Index Fund                                        --                             --                          --
Managed SmallCap Value Index Fund                               --                             --                          --
Disciplined Equity Fund                                    355,444                        118,481                     473,925
Nations Marsico Focused Equities Fund                      955,914                        318,638                   1,274,552
Nations Marsico Growth & Income Fund                       336,117                        112,039                     448,156
Balanced Assets Fund                                       699,898                        233,299                     933,197
Short-Intermediate Government Fund                          68,547                         31,158                      99,705
Short-Term Income Fund                                       5,932                         14,830                      20,762
Diversified Income Fund                                    463,956                        193,299                     657,255
Strategic Fixed Income Fund                                 22,688                         10,313                      33,001
Municipal Income Fund                                      109,549                         45,641                     155,190
Short-Term Municipal Income Fund                            14,076                         35,193                      49,269
Intermediate Municipal Bond Fund                            15,865                          7,211                      23,076
FL Intermediate Municipal Fund                              29,411                         13,369                      42,780
FL Municipal Bond Fund                                     120,857                         50,353                     171,210
GA Intermediate Municipal Fund                              55,000                         25,000                      80,000
GA Municipal Bond Fund                                      74,388                         30,992                     105,380
MD Intermediate Municipal Fund                              38,423                         17,465                      55,888
MD Municipal Bond Fund                                      91,295                         38,037                     129,332
NC Intermediate Municipal Fund                              48,847                         22,203                      71,050
NC Municipal Bond Fund                                     177,700                         74,035                     251,735
SC Intermediate Municipal Fund                              51,578                         23,444                      75,022
SC Municipal Bond Fund                                      74,504                         31,041                     105,545
TN Intermediate Municipal Fund                              20,961                          9,528                      30,489
TN Municipal Bond Fund                                      33,460                         13,941                      47,401
TX Intermediate Municipal Fund                              15,432                          7,015                      22,447
TX Municipal Bond Fund                                      56,947                         23,726                      80,673
VA Intermediate Municipal Fund                              72,048                         32,749                     104,797
VA Municipal Bond Fund                                      94,114                         39,211                     133,325
Government Money Market Fund                                    --                        247,038                     247,038
Tax Exempt Fund                                                 --                        510,512                     510,512
            Total:                                       7,998,728                      6,233,509                  14,232,237
                                                         =========                      =========                  ==========

NOTE:All fees paid under the Investor A and Investor C/B Shares Distribution Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                                      120

                                       INVESTOR B SHARES - NON-MONEY MARKET FUNDS
                                         INVESTOR C SHARES - MONEY MARKET FUNDS



                                                                                     NET FEES PAID
                                                                                 (SHAREHOLDER SERVICING
                                              NET FEES PAID (12B-1 COMPONENT)          COMPONENT)
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99            NET FEES PAID
----                                                ------------------             ------------------            -------------
Prime Fund                                                $     --                      $ 137,935                 $ 137,935
Treasury Fund                                                   --                          9,159                     9,159
Equity Income Fund                                          46,659                         15,553                    62,212
International Equity Fund                                    6,788                          2,263                     9,051
Government Securities  Fund                                  2,135                            712                     2,847
Small Company Growth Fund                                   13,529                          4,510                    18,039
U.S. Government Bond Fund                                    6,649                          2,216                     8,865
International Growth Fund                                    3,360                          1,120                     4,480
International Value Fund                                       522                            174                       696
Emerging Markets Fund                                        1,100                            367                     1,467
Value Fund                                                  71,650                         23,883                    95,533
Capital Growth Fund                                         30,228                         10,076                    40,304
Emerging Growth Fund                                        12,613                          4,204                    16,817
Equity Index Fund                                               --                             --                        --
Managed Index Fund                                          11,139                         11,139                    22,278
Managed SmallCap Index Fund                                  2,236                          2,236                     4,472
Managed Value Index Fund                                        26                             26                        52
Managed SmallCap Value Index Fund                              216                            216                       432
Disciplined Equity Fund                                     10,223                          3,408                    13,631
Nations Marsico Focused Equities Fund                       19,789                          6,596                    26,385
Nations Marsico Growth & Income Fund                         7,885                          2,628                    10,513
Balanced Assets Fund                                        12,435                          4,145                    16,580
Short-Intermediate Government Fund                           5,604                          1,868                     7,472
Short-Term Income Fund                                       2,073                            691                     2,764
Diversified Income Fund                                     10,647                          3,549                    14,196
Strategic Fixed Income Fund                                  5,929                          1,976                     7,905
Municipal Income Fund                                       11,918                          3,973                    15,891
Short-Term Municipal Income Fund                            10,582                          3,527                    14,109
Intermediate Municipal Bond Fund                             6,246                          2,082                     8,328
FL Intermediate Municipal Fund                               7,774                          2,591                    10,365
FL Municipal Bond Fund                                          57                             19                        76
GA Intermediate Municipal Fund                               5,487                          1,829                     7,316
GA Municipal Bond Fund                                          36                             12                        48
MD Intermediate Municipal Fund                               3,769                          1,256                     5,025
MD Municipal Bond Fund                                          18                              6                        24
NC Intermediate Municipal Fund                                 981                            327                     1,308
NC Municipal Bond Fund                                          19                              6                        25
SC Intermediate Municipal Fund                              11,717                          3,906                    15,623
SC Municipal Bond Fund                                         329                            110                       439
TN Intermediate Municipal Fund                                  20                              7                        27
TN Municipal Bond Fund                                         291                             97                       388
TX Intermediate Municipal Fund                                 957                            319                     1,276
TX Municipal Bond Fund                                         541                            180                       721
VA Intermediate Municipal Fund                               7,242                          2,414                     9,656
VA Municipal Bond Fund                                          19                              6                        25
Government Money Market Fund                                    --                          3,221                     3,221
Tax Exempt Fund                                                 --                         94,950                    94,950
                   Total:                                  351,438                        371,488                   722,926
                                                           -------                        -------                   -------

                                         DAILY SHARES - MONEY MARKET FUNDS


                                                                             NET FEES PAID
                                               NET FEES PAID (12B-1           (SHAREHOLDER
                                                    COMPONENT)             SERVICING COMPONENT)
FUND                                            YEAR ENDED 3/31/99          YEAR ENDED 3/31/99         NET FEES PAID
----                                            ------------------          ------------------         -------------
Prime Fund                                         $ 3,581,606                $ 3,581,606              $ 7,163,212
Treasury Fund                                          454,853                    454,853                  909,706
Government Money Market Fund                            88,313                     88,313                  176,626
Tax-Exempt Fund                                        456,264                    456,264                  912,528
                   Total:                            4,581,036                  4,581,036                9,162,072
                                                     ---------                  ---------                ---------

                                        MARSICO SHARES - MONEY MARKET FUNDS


                                                                  (SHAREHOLDER SERVICING)
                                         FUND                       YEAR ENDED 3/31/99
                             ------------------------------ ------------------------------------
                             Prime Fund                                  $4,560.00

                                   FEES PAID PURSUANT TO THE ADMINISTRATION PLAN


                                                 PRIMARY B SHARES

                                                            NET ADMIN
                                                            FEES PAID                        NET ADMIN
                                                        YEAR ENDED 3/31/99                  FEES WAIVED
                                                        ------------------                  -----------
Prime Fund                                                    $ 51,551                     $      --
Treasury Fund                                                   36,527                            --
Equity Income Fund                                                  --                            --
International Equity Fund                                            7                            --
Government Securities Fund                                          --                            --
Small Company Growth Fund                                           --                            --
U.S. Government Bond Fund                                           --                            --
International Growth Fund                                           --                            --
International Value Fund                                            --                            --
Emerging Markets Fund                                               92                            --
Value Fund                                                          --                            --
Capital Growth Fund                                                772                            --
Emerging Growth Fund                                                12                            --
Equity Index Fund                                                  844                            --
Managed Index Fund                                                  17                            --
Managed SmallCap Index Fund                                        466                            --
Managed Value Index Fund                                            --                            --
Managed SmallCap Value Index Fund                                   --                            --


                                      122

                                                            FEES PAID                        NET ADMIN
                                                        YEAR ENDED 3/31/99                  FEES WAIVED
                                                        ------------------                  -----------
Disciplined Equity Fund                                             --                            --
Nations Marsico Focused Equities Fund                               --                            --
Nations Marsico Growth & Income Fund                                --                            --
Balanced Assets Fund                                             6,069                         1,931
Short-Intermediate Government Fund                                 945                         1,055
Short-Term Income Fund                                              --                            --
Diversified Income Fund                                             --                            --
Strategic Fixed Income Fund                                         --                            --
Municipal Income Fund                                               --                            --
Short-Term Municipal Income Fund                                    --                            --
Intermediate Municipal Bond Fund                                    --                            --
FL Intermediate Municipal Fund                                      --                            --
FL Municipal Bond Fund                                              --                            --
GA Intermediate Municipal Fund                                      --                            --
GA Municipal Bond Fund                                              --                            --
Kansas Intermediate Municipal Fund                                  --                            --
MD Intermediate Municipal Fund                                      --                            --
MD Municipal Bond Fund                                              --                            --
NC Intermediate Municipal Fund                                      --                            --
NC Municipal Bond Fund                                              --                            --
SC Intermediate Municipal Fund                                      --                            --
SC Municipal Bond Fund                                              --                            --
TN Intermediate Municipal Fund                                      --                            --
TN Municipal Bond Fund                                              --                            --
TX Intermediate Municipal Fund                                      --                            --
TX Municipal Bond Fund                                              --                            --
VA Intermediate Municipal Fund                                      --                            --
VA Municipal Bond Fund                                              --                            --
Government Money Market Fund                                     4,040                            --
Tax Exempt Fund                                                 22,002                            --
                     Total:                                    123,344                          2,986
                                                               -------                         ------


         Primary B Shares - Money Market Funds

         As stated in the Prospectuses for the Money Market Funds' Primary B Shares NFI, NFT and NR have separate Shareholder Servicing Plans. Pursuant to the Shareholder Servicing Plans, NFI, NFT and NR each have entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

         Primary B Shares - Non-Money Market Funds

         As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, each Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, each Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         LIQUIDITY CLASS

         NR has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of NR, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Treasury Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from NR (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in NR. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or NR under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or NR and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or NR. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Liquidity Class Shares in the following amounts:

                                                 NET SHAREHOLDER
                              NET                SERVICING PLAN FEES
LIQUIDITY                     12B-1 FEES PAID    PAID TO BANK OF
CLASS SHARES                  TO STEPHENS        AMERICA               NET FEES WAIVED        NET FEES PAID
------------                  -----------        -------               ---------------        -------------
Cash Reserves                        $0           $1,853,098              $8,631,902          $1,853,098

Treasury Reserves                     0              506,105               2,536,895              506,105

Government Reserves                   0               66,377                 309,623               66,377

Municipal Reserves                    0               78,579                 367,421               78,579

Money Market Reserves                 0               $1,149                   5,851                1,149

Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.

         MARKET CLASS

         NR has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

         The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Market Class Shares in the following amounts:



                                                 NET
                                                 SHAREHOLDER
                              NET                SERVICING PLAN FEES
MARKET                        12B-1 FEES PAID    PAID TO BANK OF
CLASS SHARES                  TO STEPHENS        AMERICA               NET FEES WAIVED      NET FEES PAID
------------                  -----------        -------               ---------------      -------------
Cash Reserves                        $0           $4,323,627              $394,373            $4,323,627
Treasury Reserves                     0            3,332,510               212,490             3,332,510
Government Reserves                   0            1,154,876               123,124             1,154,876
Municipal Reserves                    0              488,195                48,805               488,195
Money Market Reserves                 0            2,069,945                     0             2,069,945

ADVISER CLASS

         Pursuant to Rule 12b-1 under the 1940 Act, NR has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, NR may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits NR to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as NR reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Adviser Class Shares in the following amounts:


                                                 NET
                                                 SHAREHOLDER
                              NET                SERVICING PLAN FEES
ADVISER                       12B-1 FEES PAID    PAID TO BANK OF
CLASS SHARES                  TO STEPHENS        AMERICA               NET FEES WAIVED      NET FEES PAID
------------                  -----------        -------               ---------------      -------------
Cash Reserves                        $0           $1,790,000                  $0             $1,790,000
Treasury Reserves                     0              725,787                   0                725,787
Government Reserves                   0              229,673                   0                229,673
Municipal Reserves                    0              127,558                   0                127,558
Money Market Reserves                 0                9,000                   0                  9,000


         The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         TRUST CLASS

         NR has adopted a Shareholder Servicing Plan for Trust Class Shares of each Fund (the "Trust Class Servicing Plan"). Under the Trust Class Servicing Plan, NR may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Trust Class Shares in the Funds. The Trust Class Servicing Plan permits NR to pay Servicing Agents a fee not exceeding 0.10% of the average daily net asset value of the Trust Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Trust Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Trust Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Trust Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in such Trust Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Trust Class Shares; (vii) providing sub-accounting with respect to such Trust Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Trust Class Servicing Plan or related agreements; (x) general shareholder liaison services; and (xi) providing such other similar services as NR reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Trust Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Trust Class Servicing Plan. The Trust Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Trust Class Shares of such Fund. All material amendments to the Trust Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Trust Class Servicing Plan requires that quarterly written reports of the amounts spent under the Trust Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         SERVICE CLASS

         NR has adopted a distribution plan (the "Service Class Distribution Plan" or the "Distribution Plan") for the Service Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Service Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Service Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Service Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Service Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Service Class Shares.

         The fees payable under the Service Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Service Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Service Class Shares of the Funds (the "Service Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Service Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Service Class Distribution Plan and the Service Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         INVESTOR CLASS

         NR has adopted a distribution plan (the "Investor Class Distribution Plan" or the "Distribution Plan") for the Investor Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of NR and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of NR and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor Class Shares of NR. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of each Fund's Investor Class Shares.

         The fees payable under the Investor Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Investor Class Shares of the Funds (the "Investor Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with NR for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to NR necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Investor Class Distribution Plan and the Investor Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         MARSICO SHARES
         As stated in the Prospectus for the Funds' Marsico Shares, NR and NFI have a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, NR may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Marsico Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Marsico Shares ("Customers") in consideration for the payment of up to 0.10% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Marsico Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR and/or NFI on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Marsico Shares; (vii) providing sub-accounting with respect to Marsico Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         NR and NFI have also adopted a Shareholder Servicing Plan for the Marsico Class Shares of each Fund (the "Marsico Class Servicing Plan"). Under the Marsico Class Servicing Plan, NR and NFI may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Marsico Class Shares in the Funds. The Marsico Class Servicing Plan permits NR and/or NFI to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Marsico Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Marsico Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Marsico Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Marsico Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from NR and NFI on behalf of customers; (iv) providing information periodically to customers showing their positions in such Marsico Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Marsico Class Shares; (vii) providing sub-accounting with respect to such Marsico Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Marsico Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as NR reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Marsico Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Marsico Class Servicing Plan. The Marsico Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Marsico Class Shares of such Fund. All material amendments to the Marsico Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Marsico Class Servicing Plan requires that quarterly written reports of the amounts spent under the Marsico Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         SEAFIRST SHARES

         Seafirst Shares of the Acquiring Funds do not pay any fees under a Distribution Plan. The Acquiring Funds have adopted a Shareholder Servicing Plan with regard to the Seafirst Shares of the Acquiring Funds. The Shareholder Servicing Plan provides that each Fund may pay Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquiring Funds up to 0.25% (on an annual basis) of the average daily net asset value of the Seafirst Shares of the Acquired Funds.

         NR has adopted a Shareholder Servicing Plan ("Servicing Plan") with respect to the Seafirst Shares of the Funds (the "Seafirst Servicing Plan"). Pursuant to the Seafirst Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Seafirst Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Seafirst Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Seafirst Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Seafirst Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from NR on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Seafirst Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Seafirst Shares; (vii) providing sub-accounting with respect to such Seafirst Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from NR (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as NR may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The Seafirst Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Seafirst Servicing Plan. The Seafirst Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to the Seafirst Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Seafirst Servicing Plan requires that quarterly written reports of the amounts spent under the Seafirst Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         EXPENSES

         The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

         Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

         Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require BAAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by BAAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to BAAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, BAAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

         TRANSFER AGENTS AND CUSTODIANS

         First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Fund's Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as sub-transfer agent for each Fund's Primary A and Primary B Shares.

         The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         The Bank of New York ("BONY"), Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the assets of the international Funds.

         The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

DISTRIBUTOR

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

INDEPENDENT ACCOUNTANTS AND REPORTS
         The Companies issue unaudited financial information semi-annually and audited financial statements annually. The Companies furnish proxy statements and other shareholder reports to shareholders of record.

         The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP was the independent public accountants for the Funds (except the International Value Fund) for the period ended March 31, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

         The Annual Reports for the fiscal period ended March 31, 1999 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the International Value
Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

          PricewaterhouseCoopers LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036 was the independent accountants for Cash Reserves, Treasury Reserves, Government Reserves, Municipal Reserves for the period ended March 31, 1999, and for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to the Asset Allocation
Fund), Pacific Horizon Capital Income Fund (the predecessor to the Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to The California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to The Intermediate Bond Fund) and Pacific Horizon Blue Chip Fund (the predecessor to The Blue Chip Fund) for the fiscal year ended February 28, 1999, and the period ended May 14, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 was the independent auditor for the Emerald Prime Advantage Institutional Fund (predecessor to Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998, and for the fiscal year ended November 30, 1997. Certain financial information which appears in the Prospectuses and in the financial statements has been audited by the accountants.

         The Annual Report for Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves for the period ended March 31, 1999, is hereby incorporated by reference in this SAI. The Annual Report for the Emerald Prime Advantage Institutional Fund (the predecessor to Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 is also incorporated herein by reference. The Annual Reports for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Tax-Exempt Reserves), Pacific Horizon Asset Allocation Fund (the predecessor to the Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to the Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to the California Municipal Bond
Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to the Intermediate Bond Fund) and the Pacific Horizon Blue Chip Fund (the predecessor to the Blue Chip Fund) for the fiscal year ended February 28, 1999, and for the period ended May 14, 1999, are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

         Morrison & Foerster LLP, counsel to the Companies and special counsel to Bank of America has advised the Companies and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                         FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time their ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Companies will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Certain affiliates of Bank of America Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). Bank of America or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. NFT has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

         Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.


                                               BROKERAGE COMMISSIONS


                                        FISCAL YEAR ENDED        FISCAL YEAR ENDED     FISCAL YEAR ENDED MARCH
                FUND                       MARCH 31, 1999           MARCH 31, 1998               31, 1997
Managed SmallCap Index                      $   375,659             $   143,732               $   54,486.18
Disciplined Equity                              283,016                 152,295                  288,643.86
Equity Index                                     92,695                 208,604                  115,828.91
Emerging Growth                                 431,473                 477,588                  554,981.41
Capital Growth Fund                           1,102,071               1,392,418                1,584,909.43
Managed Index                                   313,849                 119,677                   24,684.19
Value                                         2,871,137               3,142,078                1,784,504.83
Balanced Assets                                 522,389               1,207,000                1,965,293.04
Emerging Markets                                 35,689                 284,328                  207,518.87
Equity Income                                 1,472,491               1,111,460                1,083,187.32


                                      138

                                        FISCAL YEAR ENDED        FISCAL YEAR ENDED     FISCAL YEAR ENDED MARCH
                FUND                       MARCH 31, 1999           MARCH 31, 1998               31, 1997
International Equity                          2,201,631               2,421,975                1,738,165.19
International Growth                            212,788               1,054,454                        0
Managed Small Cap Value Index                    16,486                   5,469                        0
Nations Marsico Focused Equities                830,511                  25,934                        0
Nations Marsico Growth & Income                 265,230                   9,903                        0
Small Company Growth                            596,033                 184,948                        0
Strategic Equity                                 96,069                       0                        0
Managed Value Index                              15,461                       0                        0
International Value                              45,493                       0                        0

                                         FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                         FEBRUARY 28, 1999        FEBRUARY 28, 1998        FEBRUARY 28, 1997
Capital Income Fund                           $235,157                 $296,651                 $225,515
Asset Allocation Fund+                        $213,085                 $125,211                 $152,270
Blue Chip Master Portfolio                    $925,630                 $748,649                 $637,281


         During the fiscal periods ended March 31, 1999, 1998, and 1997, NFT and its Funds, NR and its Funds, and NFI and its Funds, did not pay brokerage commissions to Banc of America Investments, Inc. (or its predecessors), Banc of America Capital Markets, Inc., or Stephens.

         NFT did pay brokerage commissions to Nations Montgomery Securities LLC ("NMS") during the fiscal year ended March 31, 1999, for Nations Marsico Focused Equities Fund, in the amount of $56,267.46, which is 6.77% of the total commissions paid for the Fund. NFT did pay brokerage commissions to Westminster Research Clearing NMS during the fiscal year ended March 31, 1999, for Nations Marsico Focused Equities Fund, in the amount of $1,361.74, which is 0.16% of the total commissions paid for the Fund. NFT did pay brokerage commissions to NMS during the fiscal year ended March 31, 1999, for Nations Marsico Growth & Income Fund, in the amount of $16,886.60, which is 6.36% of the total commissions paid for the Fund. NFT did pay brokerage commissions to Westminster Research Clearing NMS during the fiscal year ended March 31, 1999, for Nations Marsico Growth & Income Fund, in the amount of $1,310.65, which is 0.49% of the total commissions paid for the Fund.

         NFI did pay brokerage commissions to NMS during the fiscal year ended March 31, 1999, for the Small Company Growth Fund, in the amount of $7,212.00, which is 1.21% of the total commissions paid for the Fund.

         No other Funds of NR, NFI or NFT paid brokerage fees during the fiscal years ended March 31, 1999, 1998 and 1997.

SECTION 28(E) STANDARDS

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

----------
+ Until June 23, 1997, Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES

DESCRIPTION OF SHARES OF THE COMPANIES

         The Companies' Boards of Directors/Trustees have authorized the issuance of the classes of shares of the Funds indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Boards may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one votE for each full share held and fractional votes for fractional shares held.

         Each Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees/Directors under the 1940 Act. However, each Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of a Company, shareholders of that Company's Funds are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Companies.

         Net investment income for the Funds for dividend purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

NET ASSET VALUE DETERMINATION

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined as of 3:00 p.m., Eastern time (10:30 a.m., Eastern time, with respect to California Tax-Exempt Reserves; 12:00 noon, Eastern time, with respect to the Government Money Market Fund, the Tax-Exempt Fund, Government Reserves and Municipal Reserves; and 5:00 p.m., Eastern time, with respect to Treasury Reserves, Cash Reserves and Money Market Reserves), on each day the Exchange is open for business.

         Each of the Money Market Funds invests only in high quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. NR's and NFI's Board of Directors and NFT's Board of Trustees each have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors/Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Directors/Trustees will promptly consider what action, if any, should be initiated. If the Board of Directors/Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors/Trustees of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

         For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

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         A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Prospectuses. The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

         The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and, thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which, for this purpose, includes net short-term capital gains and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

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TAXATION OF THE MASTER PORTFOLIOS

         Management of the Master Portfolios corresponding to each of the Feeder Funds intends for each Master Portfolio to be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent or nominee) under the Code, any interest, dividends, gain and loss of the Master Portfolios will be deemed to have bee reported as income/loss (I.E., "passed-through) to their investors, regardless of whether any amounts are actually distributed by the Master Portfolios. Each investor in a Master Portfolio will be taxed on its shares (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Master Portfolio.

         Except as otherwise provided herein, gains and losses realized by a Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

         If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

         Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

         Under Section 988 of the Code, a Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse federal income tax impact to the Funds and their shareholders.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

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

         If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or
(iv) other transactions identified in future Treasury Regulations.

         If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Master Portfolio may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Master Portfolio will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if it makes the available election.

EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

PRIVATE LETTER RULING

         In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

TAXATION OF FUND INVESTMENTS

         Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

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

         Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

         Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

         An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

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CAPITAL GAIN DISTRIBUTIONS

         Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

DISPOSITION OF FUND SHARES

         A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

         Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

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FOREIGN SHAREHOLDERS

         Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (I.E., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate if applicable). Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

BACKUP WITHHOLDING

         The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies a Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Companies could subject the investor to penalties imposed by the IRS.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

         The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (each, a "Tax-Free Bond Fund" and collectively the "Tax-Free Bond Funds") are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

         Each Tax-Free Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Bond Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

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         In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items generally is tax-exempt interest from "private activity bonds." To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

         Distributions other than exempt-interest dividends all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

         Florida does not impose a personal income tax. Thus individual shareholders of the Funds will not be subject to any Florida income tax on distribution received from the Funds. However, Florida does impose an income tax on corporations. Consequently Florida imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Florida Intermediate Municipal Bond Fund and the Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Intermediate Municipal Bond Fund and the Florida Municipal Bond Fund anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of the Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Florida Intermediate Municipal Bond Fund or the Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         The portion of the Maryland Intermediate Municipal Bond Fund's and the Maryland Municipal Bond Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Intermediate Municipal Bond Fund and the Maryland Municipal Bond Fund will be subject to Maryland income tax. However, shareholders of the Maryland Intermediate Municipal Bond Fund and the Maryland Municipal Bond Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes will be subject to such taxes on distributions received from such Funds (including exempt-interest dividends). Individual shareholders subject to income taxation by states other than Maryland will realize a lower after tax rate of return than Maryland shareholders since the dividends distributed by the Maryland Intermediate Municipal Bond Fund and the Maryland Municipal Bond Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Maryland Intermediate Municipal Bond Fund's and the Maryland Municipal Bond Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund and the Maryland Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland State and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund and the Maryland Municipal Bond Fund will not be subject to the Maryland personal property tax.

         The North Carolina intangibles tax was repealed by Ch. 41, 1995 N.C. Sess. Laws, effective for taxable years beginning on or after January 1, 1995. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund and the North Carolina Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income.

         Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

ADDITIONAL CONSIDERATIONS FOR MUNICIPAL RESERVES, CALIFORNIA TAX-EXEMPT RESERVES AND THE CALIFORNIA MUNICIPAL BOND FUND

          If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from Federal income tax, it will qualify under the Code to pay "exempt-interest dividends." Municipal Reserves, California Tax-Exempt Reserves and the California Municipal Bond Fund (the "Tax-Exempt Funds") intend to so qualify and are designed to provide investors with a high level of income exempt from Federal income tax.

          The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gain or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

          Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

          In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of Municipal Reserves's expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their tax advisors.

ADDITIONAL CONSIDERATIONS FOR CALIFORNIA TAX-EXEMPT RESERVES AND THE CALIFORNIA MUNICIPAL BOND FUND

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Funds intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

         Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Funds dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxable for such purposes, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

OTHER MATTERS

         Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for each Company's Funds may be obtained by calling (800) 321-7854. From time to time, the yield and total return of a Fund's Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, I.E., that required in both form and content by Form N-1A, is shown below and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to provide that investor with a different snapshot of a Fund's performance that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in certain variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes. After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance cannot be a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, OR in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (E.G., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a composite index prepared by the Adviser, an affiliate of the Adviser, or an unaffiliated party to the Adviser.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

         IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 199, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $16.7 million. The unweighted average market capitalization was $82.97 million, while the median was $6.0 million.

         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

YIELD CALCULATIONS

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

         MONEY MARKET FUNDS. The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

         The effective yield quotations for the Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1999, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:


                                                  Seven Day Yield

                                                                          Effective                       Tax
                                                                            Yield          Tax         Equivalent
                                            Yield Without   Effective    Without Fee    Equivalent     Yield w/o
                                  Yield      Fee Waivers      Yield        Waivers        Yield         Waivers
                                  -----      -----------      -----        -------        -----         -------
Prime Fund
     Primary A Shares             4.82%         4.78%         4.94%         4.90%          n/a            n/a
     Primary B Shares             4.57%         4.53%         4.68%         4.64%          n/a            n/a
     Investor A Shares            4.47%         4.43%         4.57%         4.53%          n/a            n/a
     Investor B Shares            4.57%         4.43%         4.68%         4.64%          n/a            n/a
     Investor C Shares            4.58%         4.54%         4.68%         4.64%          n/a            n/a
     Daily Shares                 4.32%         4.08%         4.41%         4.17%          n/a            n/a
     Marsico Shares               4.57%         4.53%         4.68%         4.64%          n/a            n/a

Treasury Fund
     Primary A Shares             4.66%         4.61%         4.77%         4.72%          n/a            n/a
     Primary B Shares             4.41%         4.38%         4.50%         4.45%          n/a            n/a
     Investor A Shares            4.31%         4.26%         4.40%         4.35%          n/a            n/a
     Investor B Shares            4.41%         4.26%         4.50%         4.35%          n/a            n/a
     Investor C Shares            4.41%         4.36%         4.50%         4.45%          n/a            n/a
     Daily Shares                 4.16%         3.91%         4.24%         3.99%          n/a            n/a


                                    Seven Day Yield For the Year Ended 3/31/99

Tax Equivalent Yields @ 39.6%

                                                                                                                   Tax
                                                                                   Effective                    Equivalent
                                                     Yield                           Yield           Tax          Yield
                                                    Without        Effective        Without      Equivalent      Without
                                      Yield       Fee Waivers        Yield        Fee Waivers       Yield      Fee Waivers
                                      -----       -----------        -----        -----------       -----      -----------
Government Money Market Fund
     Primary A Shares                  4.76%          4.48%          4.88%            4.60%          n/a           n/a
     Primary B Shares                  4.51%          4.23%          4.61%            4.33%          n/a           n/a
     Investor A Shares                 4.41%          4.13%          4.51%            4.23%          n/a           n/a
     Investor B Shares                 4.51%          4.13%          4.61%            4.23%          n/a           n/a
     Investor C Shares                 4.50%          4.22%          4.61%            4.33%          n/a           n/a
     Daily Shares                      4.26%          3.78%          4.35%            3.87%          n/a           n/a

                                      155

                                                                                                                   Tax
                                                                                   Effective                    Equivalent
                                                     Yield                           Yield           Tax          Yield
                                                    Without        Effective        Without      Equivalent      Without
                                      Yield       Fee Waivers        Yield        Fee Waivers       Yield      Fee Waivers
                                      -----       -----------        -----        -----------       -----      -----------
Tax Exempt Fund
     Primary A Shares                  2.84%          2.69%          2.88%            2.63%         4.70%         4.29%
     Primary B Shares                  2.59%          2.34%          2.62%            2.37%         4.29%         3.87%
     Investor A Shares                 2.49%          2.24%          2.52%            2.27%         4.12%         3.71%
     Investor B Shares                 2.64%          2.24%          2.67%            2.27%         4.37%         3.71%
     Investor C Shares                 2.59%          2.34%          2.62%            2.37%         4.29%         3.87%
     Daily Shares                      2.34%          1.89%          2.36%            1.91%         3.87%         3.13%



         The yield of the Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares of the Money Market Funds will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

For the 7-day period ended March 31, 1999, the yield of each Fund was as follows:

                                                                               Effective                  Tax Equiv.
                                                  Yield w/o       Effective    Yield w/o    Tax Equiv.    Yield w/o
                                     Yield         Waivers          Yield       Waivers        Yield       Waivers
                                     -----         -------          -----       -------        -----       -------
Nations Cash Reserves
     Capital Class                   4.90%          4.67%           5.02%        4.79%          n/A          n/a
     Liquidity Class                 4.75%          3.82%           4.87%        3.94%          n/a          n/a
     Adviser Class                   4.65%          4.42%           4.76%        4.53%          n/a          n/a
     Market Class                    4.45%          4.18%           4.55%        4.28%          n/a          n/a
     Investor Class                   n/a            n/a             n/a          n/a           n/a          n/a
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                      n/a            n/a             n/a          n/a           n/a          n/a
      Trust Class                     n/a            n/a             n/a          n/a           n/a          n/a

Nations Money Market Reserves
     Capital Class                   4.85%          4.59%           4.96%        4.70%          n/a          n/a
     Liquidity Class                 4.70%          3.74%           4.81%        3.85%          n/a          n/a
     Adviser Class                   4.60%          4.34%           4.70%        4.44%          n/a          n/a
     Market Class                    4.40%          4.14%           4.49%        4.23%          n/a          n/a
     Investor Class                   n/a            n/a             n/a          n/a           n/a          n/a
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                      n/a            n/a             n/a          n/a           n/a          n/a
     Trust Class                      n/a            n/a             n/a          n/a           n/a          n/a

Nations Treasury Reserves
     Capital Class                   4.74%          4.49%           4.85%        4.60%          n/a          n/a
     Liquidity Class                 4.59%          3.59%           4.69%        3.69%          n/a          n/a
     Adviser Class                   4.49%          4.24%           4.59%        4.34%          n/a          n/a
     Market Class                    4.29%          4.01%           4.38%        4.10%          n/a          n/a
     Investor Class                   n/a            n/a             n/a          n/a           n/a          n/a
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                      n/a            n/a             n/a          n/a           n/a          n/a
     Trust Class                      n/a            n/a             n/a          n/a           n/a          n/a

                                      156

                                                                               Effective                  Tax Equiv.
                                                  Yield w/o       Effective    Yield w/o    Tax Equiv.    Yield w/o
                                     Yield         Waivers          Yield       Waivers        Yield       Waivers
                                     -----         -------          -----       -------        -----       -------
Nations Government Reserves
     Capital Class                   4.88%          4.64%           5.00%        4.76%          n/a          n/a
     Liquidity Class                 4.73%          3.79%           4.84%        3.90%          n/a          n/a
     Adviser Class                   4.63%          4.39%           4.74%        4.50%          n/a          n/a
     Market Class                    4.43%          4.15%           4.53%        4.25%          n/a          n/a
     Investor Class                   n/a            n/a             n/a          n/a           n/a          n/a
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                      n/a            n/a             n/a          n/a           n/a          n/a
     Trust Class                      n/a            n/a             n/a          n/a           n/a          n/a

Nations Municipal Reserves
     Capital Class                   2.88%          2.60%           2.92%        2.64%         4.77%        4.49%
     Liquidity Class                 2.73%          1.75%           2.77%        1.79%         4.52%        3.54%
     Adviser Class                   2.63%          2.35%           2.67%        2.39%         4.35%        4.07%
     Market Class                    2.43%          2.11%           2.46%        2.14%         4.02%        3.70%
     Investor Class                   n/a            n/a             n/a          n/a           n/a          n/a
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                      n/a            n/a             n/a          n/a           n/a          n/a
     Trust Class                      n/a            n/a             n/a          n/a           n/a          n/a

Nations California Tax-Exempt
Reserves
     Capital Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Liquidity Class                  n/a            n/a             n/a          n/a           n/a          n/a
     Adviser Class                   2.20%          2.20%           2.25%        2.25%          N/A          N/A
     Market Class                     n/a            n/a             n/a          n/a           n/a          n/a
     Investor Class                  2.15%          2.15%           2.17%        2.17%          N/A          N/A
     Service Class                    n/a            n/a             n/a          n/a           n/a          n/a
     Daily Class                     1.92%          1.92%           1.94%        1.94%          n/a          n/a
     Trust Class                      n/a            n/a             n/a          n/a           n/a          n/a


         NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]

                                         cd

Where:                a =     dividends and interest earned during the period.

                      b =     expenses accrued for the period (net of
                              reimbursements).

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                      d =      maximum offering price per share on the last day
                              of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The California Municipal Bond Fund, Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

                              Thirty Day Yield For The Period Ended February 28, 1999


                                                                                                    Tax
                                                                   Yield            Tax         Equivalent
                                                                  Without        Equivalent    Yield Without
                                                    Yield       Fee Waivers        Yield        Fee Waivers
                                                    -----       -----------        -----        -----------
Nations California Municipal Bond Fund
     Investor A Shares                                             3.46%     3.46% 6.32%           6.32%
     Investor B Shares                              2.96%          2.96%           5.40%           5.40%
     Investor C Shares                               n/a            n/a             n/a             n/a
     Primary A Shares                                n/a            n/a             n/a             n/a

Nations Intermediate Bond Fund
     Investor A Shares                              4.88%          4.83%           8.08%           8.00%
     Investor B Shares                               n/a            n/a             n/a             n/a
     Investor C Shares                              4.53%          4.21%           7.50%           6.97%
     Primary A Shares                                n/a            n/a             n/a             n/a
     Seafirst Shares                                5.04%          4.99%           8.34%           8.26%

         The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus a stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of Nations California Municipal Bond Fund is 9.3%.

         Hypothetical examples showing the level of taxable yield needed to produce an after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided is such an illustration:

         For Nations California Municipal Bond Fund:

Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450

To match a
 tax-free
yield of:                                    A taxable investment would have to pay you:

           4%                               5.56%                        5.80%                       6.25%
           5%                               6.94%                        7.25%                       7.81%
           6%                               8.33%                        8.70%                       9.38%
           7%                               9.72%                       10.14%                      10.94%
           8%                              11.11%                       11.59%                      12.50%

         The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and California (9.3%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

         During the period for which certain yield quotations are given above, Bank of America Adviser, the investment adviser and administrator to the Pacific Horizon California Municipal Bond Fund (the predecessor of Nations California Municipal Bond Fund) voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

                                   Thirty Day Yield For The Period Ended 3/31/99

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
                                                      -----        -----------       -----      -----------
Short-Intermediate Government Fund
     Primary A Shares                                 5.17%           4.97%           n/a           n/a
     Primary B Shares                                 4.82%           4.37%           n/a           n/a
     Investor A Shares                                4.97%           4.72%           n/a           n/a
     Investor B Shares                                4.37%           3.97%           n/a           n/a
     Investor C Shares                                4.58%           4.14%           n/a           n/a

Short-Term Income Fund
     Primary A Shares                                 5.69%           5.39%           n/a           n/a
     Primary B Shares                                  n/a             n/a            n/a           n/a
     Investor A Shares                                5.49%           5.14%           n/a           n/a
     Investor B Shares                                5.35%           4.40%           n/a           n/a
     Investor C Shares                                4.69%           3.90%           n/a           n/a

                                      159

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
                                                      -----        -----------       -----      -----------
Diversified Income Fund
     Primary A Shares                                 6.27%           6.17%           n/a           n/a
     Primary B Shares                                  n/a             n/a            n/a           n/a
     Investor A Shares                                6.02%           5.92%           n/a           n/a
     Investor B Shares                                5.42%           5.17%           n/a           n/a
     Investor C Shares                                5.27%           5.03%           n/a           n/a

Strategic Fixed Income Fund
     Primary A Shares                                 5.89%           5.79%           n/a           n/a
     Primary B Shares                                 0.78%           0.78%           n/a           n/a
     Investor A Shares                                5.69%           5.54%           n/a           n/a
     Investor B Shares                                5.08%           4.78%           n/a           n/a
     Investor C Shares                                5.24%           4.86%           n/a           n/a

Municipal Income Fund
     Primary A Shares                                 4.73%           4.53%          7.83%         7.50%
     Investor A Shares                                4.53%           4.28%          7.50%         7.09%
     Investor B Shares                                3.88%           3.53%          6.42%         5.84%
     Investor C Shares                                3.96%           2.52%          6.56%         4.17%

Short-Term Municipal Income Fund
     Primary A Shares                                 4.07%           3.67%          6.74%         6.08%
     Investor A Shares                                3.87%           3.42%          6.41%         5.66%
     Investor B Shares                                3.72%           2.67%          6.16%         4.42%
     Investor C Shares                                3.07%           2.10%          5.08%         3.48%

Intermediate Municipal Bond Fund
     Primary A Shares                                 4.56%           4.38%          7.55%         7.25%
     Investor A Shares                                4.36%           4.13%          7.22%         6.84%
     Investor B Shares                                3.76%           3.38%          6.23%         5.60%
     Investor C Shares                                4.06%           3.59%          6.72%         5.94%

Florida Intermediate Municipal Bond Fund
     Primary A Shares                                 4.60%           4.38%          7.62%         7.25%
     Investor A Shares                                4.40%           4.13%          7.28%         6.84%
     Investor B Shares                                3.80%           3.38%          6.29%         5.60%
     Investor C Shares                                3.60%           3.24%          5.96%         5.36%

Georgia Intermediate Municipal Bond Fund
     Primary A Shares                                 4.57%           4.34%          8.05%         7.65%
     Investor A Shares                                4.37%           4.09%          7.70%         7.20%
     Investor B Shares                                3.77%           3.34%          6.64%         5.88%
     Investor C Shares                                3.56%           3.14%          6.27%         5.53%

Maryland Intermediate Municipal Bond Fund
     Primary A Shares                                 4.50%           4.26%          7.83%         7.41%
     Investor A Shares                                4.30%           4.01%          7.48%         6.98%
     Investor B Shares                                3.70%           3.26%          6.44%         5.68%
     Investor C Shares                                3.50%           3.08%          6.09%         5.36%

North Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                 4.52%           4.31%          8.11%         7.74%
     Investor A Shares                                4.32%           4.06%          7.75%         7.28%
     Investor B Shares                                3.73%           3.32%          6.70%         5.96%
     Investor C Shares                                3.52%           3.12%          6.32%         5.60%

South Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                 4.77%           4.58%          8.49%         8.15%
     Investor A Shares                                4.57%           4.33%          8.14%         7.71%
     Investor B Shares                                3.97%           3.58%          7.06%         6.38%
     Investor C Shares                                3.73%           3.36%          6.65%         5.98%

                                      160

                                                                                                    Tax
                                                                                                 Equivalent
                                                                      Yield           Tax          Yield
                                                                     Without      Equivalent      Without
                                                      Yield        Fee Waivers       Yield      Fee Waivers
                                                      -----        -----------       -----      -----------
Tennessee Intermediate Municipal Bond Fund
     Primary A Shares                                 4.45%           4.10%          7.84%         7.22%
     Investor A Shares                                4.25%           3.85%          7.49%         6.78%
     Investor B Shares                                3.65%           3.10%          6.43%         5.46%
     Investor C Shares                                4.73%           3.99%          8.33%         7.03%

Texas Intermediate Municipal Bond Fund
     Primary A Shares                                 4.66%           4.48%          7.72%         7.42%
     Investor A Shares                                4.45%           4.22%          7.37%         6.99%
     Investor B Shares                                3.86%           3.48%          6.39%         5.76%
     Investor C Shares                                3.74%           3.39%          6.19%         5.61%

Virginia Intermediate Municipal Bond Fund
     Primary A Shares                                 4.47%           4.27%          7.85%         7.50%
     Investor A Shares                                4.27%           4.02%          7.50%         7.07%
     Investor B Shares                                3.67%           3.27%          6.45%         5.74%
     Investor C Shares                                3.47%           3.11%          6.10%         5.46%

Florida Municipal Bond Fund
     Primary A Shares                                 4.81%           4.56%          7.96%         7.55%
     Investor A Shares                                4.61%           4.31%          7.63%         7.14%
     Investor B Shares                                3.96%           3.56%          6.56%         5.89%
     Investor C Shares                                3.80%           3.48%          6.29%         5.76%

Georgia Municipal Bond Fund
     Primary A Shares                                 4.47%           3.89%          7.87%         6.85%
     Investor A Shares                                4.27%           3.64%          7.52%         6.41%
     Investor B  Shares                               3.62%           2.89%          6.37%         5.09%
     Investor C Shares                                3.47%           2.78%          6.12%         4.89%

Maryland Municipal Bond Fund
     Primary A Shares                                 4.28%           3.81%          7.45%         6.63%
     Investor A Shares                                4.08%           3.56%          7.10%         6.19%
     Investor B Shares                                3.42%           2.80%          5.95%         4.88%
     Investor C Shares                                3.19%           2.59%          5.55%         4.51%

North Carolina Municipal Bond Fund
     Primary A Shares                                 4.65%           4.25%          8.35%         7.63%
     Investor A Shares                                4.45%           4.00%          7.99%         7.18%
     Investor B Shares                                3.80%           3.25%          6.82%         5.83%
     Investor C Shares                                3.68%           3.15%          6.60%         5.66%

South Carolina Municipal Bond Fund
     Primary A Shares                                 4.60%           4.02%          8.19%         7.16%
     Investor A Shares                                4.40%           3.77%          7.83%         6.71%
     Investor B Shares                                3.75%           3.01%          6.68%         5.35%
     Investor C Shares                                3.59%           2.85%          6.39%         5.08%

Tennessee Municipal Bond Fund
     Primary A Shares                                 4.57%           3.62%          8.05%         6.37%
     Investor A Shares                                4.36%           3.36%          7.68%         5.91%
     Investor B Shares                                3.72%           2.62%          6.55%         4.62%
     Investor C Shares                                3.52%           2.43%          6.20%         4.28%

Texas Municipal Bond Fund
     Primary A Shares                                 4.63%           3.98%          7.67%         6.59%
     Investor A Shares                                4.42%           3.72%          7.32%         6.16%
     Investor B Shares                                3.78%           2.98%          6.26%         4.93%
     Investor C Shares                                3.62%           2.83%          6.99%         4.69%

Virginia Municipal Bond Fund
     Primary A Shares                                 4.75%           4.24%          8.34%         7.45%
     Investor A Shares                                4.54%           3.98%          7.98%         6.99%
     Investor B Shares                                3.89%           3.23%          6.83%         5.68%
     Investor C Shares                                3.53%           2.87%          6.20%         5.04%

The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one, minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

         Hypothetical examples showing the level of taxable yield needed to produce an after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

         For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450



To match a
tax-free
yield of:                                    A taxable investment would have to pay you:

           4%                               5.91%                        6.17%                       6.65%
           5%                               7.39%                        7.71%                       8.31%
           6%                               8.87%                        9.25%                       9.97%
           7%                              10.34%                       10.79%                      11.64%
           8%                              11.82%                       12.33%                      13.30%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

         For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450

To match a
tax-free
yield of:                           A taxable investment would have to pay you:

           4%                               6.00%                      6.26%                         6.75%
           5%                               7.50%                      7.82%                         8.43%
           6%                               9.00%                      9.39%                        10.12%
           7%                              10.50%                     10.95%                        11.81%
           8%                              12.00%                     12.52%                        13.50%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

         For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:

Single Return       $25,351-$60,000     $60,001-$61,400    $61,401-$128,100      $128,101-$278,450
                    (28%, 7%)           (28%, 7.75%)       (31%, 7.75%)          (36%, 7.75%)
Joint Return        $42,351-$100,000    $100,001-$102,300   $102,301-$155,950    $155,951-$278,450
                    (28%, 7%)           (28%,7.75%)            (31%, 7.75%)      (36%, 7.75%)

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    6.12%              6.28%               6.78%             7.18%
       5%                    7.53%              7.86%               8.47%             8.97%
       6%                    9.07%              9.43%              10.46%            10.77%
       7%                   10.54%             11.00%              11.86%            12.54%
       8%                   12.04%             12.52%              13.55%            14.36%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:

Single Return       $25,351-$61,400     $61,401-$128,100     $128,101-$278,450(36%,
                    (28%, 7%)           (31%, 7%)            7%)
Joint Return        $42,351-$102,300     $102,301-$155,950   $155,951-$278,450
                    (28%, 7%)                (31%, 7%)       (36%, 7%)

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    5.97%              6.23%        6.72%
       5%                    7.47%              7.79%             8.40%
       6%                    8.96%              9.35%             10.08%
       7%                   10.45%             10.91%             11.76%
       8%                   11.95%             12.47%             13.44%


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:

Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

           4%                               5.91%                        6.17%                         6.65%
           5%                               7.39%                        7.71%                         8.31%
           6%                               8.87%                        9.25%                         9.97%
           7%                              10.34%                       10.79%                        11.64%
           8%                              11.82%                       12.33%                        13.30%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:

Single Return                   $25,351-$61,400              $61,401-128,100              $128,101-$278,450
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                    5.89%               6.15%            6.63%
       5%                    7.37%               7.69%              8.29%
       6%                    8.84%               9.23%              9.95%
       7%                   10.32%              10.76%             11.60%
       8%                   11.79%              12.30%             13.26%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:

Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
Joint Return                    $42,352-$102,300             $102,301-$155,950            $155,951-$278,450

                                      164

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

        4%                   5.56%              5.80%              6.25%
        5%                   6.94%              7.25%              7.81%
        6%                   8.33%              8.70%              9.38%
        7%                   9.72%             10.14%             10.94%
        8%                  11.11%             11.59%             12.50%

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                                                     Thirty Day Yield
                                                                     ----------------

                                                                                 Yield Without Fee
     Government Securities Fund                                Yield                  Waivers
     --------------------------                                -----                  -------
          Primary A Shares                                     5.69%                   5.39%
          Primary B Shares                                      n/a                     n/a
          Investor A Shares                                    5.49%                   5.14%
          Investor B Shares                                    5.35%                   4.40%
          Investor C Shares                                    4.69%                   3.90%

         During the period for which certain yield quotations are given above, Bank of America and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                  P(1 + T)n = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

        Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                        -------
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P   =   initial payment of $1,000.

        This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                                                      Inception Through         Inception Through
                                                      3/31/99 Without          3/31/99 Including
             Average Annual Total Returns               Sales Charges             Sales Charges
             ----------------------------               -------------             -------------
      Emerging Markets Fund
           Primary A. Shares                               -4.57%                    -4.57%
           Primary B Shares                                -8.68%                    -8.68%
           Investor A Shares                               -4.83%                    -6.32%
           Investor B Shares                               -5.52%                    -6.28%
           Investor C Shares                               -5.35%                    -5.35%


                                                                                 Inception Through
                                                                                2/28/99 Including
                                                  Inception Through 2/28/99        Sales Charges
                                                  -------------------------        -------------
      Nations Capital Income Fund
           Investor A Shares                              14.48%                        13.89%
           Investor B Shares                              14.37%                        14.37%
           Investor C Shares                              14.45%                        14.45%

      Nations Asset Allocation Fund
           Investor A Shares                              15.81%                        14.47%
           Investor B Shares                              15.73                         15.73%
           Investor C Shares                              15.52%                        14.48%
           Seafirst Shares                                13.40%                        13.40%

      Nations California Municipal Bond Fund
           Investor A Shares                               8.14%                         7.00%
           Investor B Shares                               8.10%                         7.46%

      Nations Intermediate Bond Fund
           Investor A Shares                               5.40%                         4.71%
           Investor C Shares                               5.24%                         4.29%
           Seafirst Shares                                 7.25%                         7.25%

      Nations Blue Chip Fund
           Investor A Shares                              22.97%                        21.55%
           Investor B Shares                              22.88%                        22.88%
           Investor C Shares                              22.66%                        21.56%
           Seafirst Shares                                17.92%                        17.92%


                                      166

                                                                                  5 Year Period Ended
                                                       One Year                  3/31/99 or Inception
                                                 Period Ended 3/31/99               through 3/31/99
                                                 --------------------               ---------------
      Equity Income Fund
           Primary A Shares                            -9.40%                           14.85%
           Primary B                                  -11.24%                           11.37%
           Investor A                                  -9.87%                           14.51%
           Investor B                                  10.49%                           13.85%
           Investor C                                 -10.28%                           13.91%

      International Equity Fund
           Primary A                                    3.68%                            7.60%
           Primary B                                    3.71%                            6.37%
           Investor A                                   3.59%                            7.37%
           Investor B                                   2.65%                            6.60%
           Investor C                                   2.63%                            6.64%

      Government Securities Fund
           Primary A                                    5.41%                            6.04%
           Primary B                                    2.09%                            5.39%
           Investor A                                   5.16%                            5.78%
           Investor B                                   4.53%                            5.29%
           Investor C                                   4.52%                            5.30%



                                                                  One                         10 Year Period
                                                                 Year                          Ended 3/31/99
                                                                Period            5-year       or Inception
                                                                 Ended        period ending       through
                                                                3/31/99          3/31/99         3/31/99
                                                                -------          -------         -------

Value Fund
     Primary A Shares                                             4.15%            19.39%           15.26%
     Primary B Shares                                             3.66%            --               19.14%
     Investor A Shares                                            3.96%            19.14%           15.41%
     Investor B Shares                                            3.11%            18.44%           16.95%
     Investor C Shares                                            3.39%            18.50%           16.58%

Capital Growth Fund
     Primary A Shares                                            14.99%            22.08%           18.77%
     Primary B Shares                                            14.59%            --               25.67%
     Investor A Shares                                           14.70%            21.82%           18.52%
     Investor B Shares                                           13.86%            20.89%           18.79%
     Investor C Shares                                           13.76%            21.09%           17.77%

Emerging Growth Fund
     Primary A Shares                                            -7.21%            15.25%           13.54%
     Primary B Shares                                            -4.25%            --                9.62%
     Investor A Shares                                           -7.41%            15.01%           13.55%
     Investor B Shares                                           -8.10%            14.14%           13.90%
     Investor C Shares                                           -8.08%            14.30%           12.85%

Managed Index Fund
     Primary A Shares                                            15.25%            --               30.76%
     Primary B Shares                                            14.78%            --               30.34%
     Investor A Shares                                           14.97%            --               30.50%

Managed SmallCap Index Fund
     Primary A Shares                                           -20.50%           --                 6.16%
     Primary B Shares                                           -21.05%           --                 5.61%
     Investor A Shares                                          -20.67%           --                 5.90%

                                      167


                                                                  One                         10 Year Period
                                                                 Year                          Ended 3/31/99
                                                                Period            5-year       or Inception
                                                                 Ended        period ending       through
                                                                3/31/99          3/31/99         3/31/99
                                                                -------          -------         -------
Managed Value Index Fund
     Primary A Shares                                             3.06%           --                12.54%
     Primary B Shares                                             3.10%           --                12.57%
     Investor A Shares                                            2.97%           --                12.39%

Managed SmallCap Value Index Fund
     Primary A Shares                                           -20.11%           --                -6.17
     Primary B Shares                                           -20.22%           --                -6.27%
     Investor A Shares                                          -20.23%           --                -6.32%

Disciplined Equity Fund
     Primary A Shares                                            15.74%           21.44%            25.33%
     Primary B Shares                                            16.37%           --                27.11%
     Investor A Shares                                           15.49%           21.22%            20.32%
     Investor B Shares                                           14.69%           --                22.15%
     Investor C Shares                                           14.64%           --                25.59%

Equity Index Fund
     Primary A Shares                                            18.26%           25.84%            23.50%
     Primary B Shares                                            17.63%           --                27.81%
     Investor A Shares                                           18.00%           --                27.41%

Balanced Assets Fund
     Primary A Shares                                            -1.20%           13.62%            12.03%
     Primary B Shares                                            -2.18%           --                12.57%
     Investor A Shares                                           -1.36%           13.38%            11.80%
     Investor B Shares                                           -2.13%           12.71%            11.22%
     Investor C Shares                                           -2.17%           12.68%            11.08%

Short-Intermediate Government Fund
     Primary A Shares                                             4.97%            5.63%             6.44%
     Primary B Shares                                             4.61%           --                 6.03%
     Investor A Shares                                            4.76%            5.42%             6.27%
     Investor B Shares                                            4.14%            4.94%             4.43%
     Investor C Shares                                            4.05%            5.01%             4.89%

Short-Term Income Fund
     Primary A Shares                                             6.07%            6.04%             5.54%
     Primary B Shares                                             0.30%           --                 3.40%
     Investor A Shares                                            5.85%            5.83%             5.30%
     Investor B Shares                                            5.70%            5.66%             5.25%
     Investor C Shares                                            5.64%            5.65%             5.11%

Diversified Income Fund
     Primary A Shares                                             5.00%            7.50%             8.14%
     Primary B Shares                                            -0.24%           --                 5.09%
     Investor A Shares                                            4.74%            7.23%             7.86%
     Investor B Shares                                            4.11%            6.66%             6.23%
     Investor C Shares                                            4.09%            6.74%             7.47%

Strategic Fixed Income Fund
     Primary A Shares                                             5.61%            6.66%             6.61%
     Primary B Shares                                             0.92%           --                 4.76%
     Investor A Shares                                            5.40%            6.44%             6.41%
     Investor B Shares                                            4.76%            5.92%             5.24%
     Investor C Shares                                            4.90%            6.06%             6.01%

                                      168

                                                                  One                         10 Year Period
                                                                 Year                          Ended 3/31/99
                                                                Period            5-year       or Inception
                                                                 Ended        period ending       through
                                                                3/31/99          3/31/99         3/31/99
                                                                -------          -------         -------
Municipal Income Fund
     Primary A Shares                                             5.42%            7.69%             7.78%
     Investor A Shares                                            5.21%            7.47%             7.61%
     Investor B Shares                                            4.53%            6.85%             5.65%
     Investor C Shares                                            4.64%            6.96%             6.58%

Short-Term Municipal Income Fund
     Primary A Shares                                             4.71%            4.85%             4.44%
     Investor A Shares                                            4.50%            4.64%             4.30%
     Investor B Shares                                            4.34%            4.48%             4.08%
     Investor C Shares                                            4.29%            --                4.57%

Intermediate Municipal Bond Fund
     Primary A Shares                                             5.33%            6.23%             5.51%
     Investor A Shares                                            5.12%            6.02%             5.14%
     Investor B Shares                                            4.49%            5.61%             4.72%
     Investor C Shares                                            4.80%            --                6.85%

Florida Intermediate Municipal Bond Fund
     Primary A Shares                                             4.95%            6.17%             5.98%
     Investor A Shares                                            4.74%            5.96%             5.80%
     Investor B Shares                                            4.11%            5.54%             4.91%
     Investor C Shares                                            4.10%            5.54%             5.34%

Georgia Intermediate Municipal Bond Fund
     Primary A Shares                                             5.20%            6.14%             6.35%
     Investor A Shares                                            4.99%            5.93%             6.21%
     Investor B Shares                                            4.37%            5.50%             4.84%
     Investor C Shares                                            4.35%            5.50%             5.53%

Maryland Intermediate Municipal Bond Fund
     Primary A Shares                                             5.18%            5.92%             6.55%
     Investor A Shares                                            4.97%            5.71%             6.39%
     Investor B Shares                                            4.34%            5.29%             4.60%
     Investor C Shares                                            4.32%            5.28%             5.08%

North Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                             5.03%            6.12%             5.87%
     Investor A Shares                                            4.82%            5.91%             5.66%
     Investor B Shares                                            4.20%            5.49%             4.81%
     Investor C Shares                                            4.18%            5.48%             5.21%

South Carolina Intermediate Municipal Bond Fund
     Primary A Shares                                             5.22%            6.15%             6.15%
     Investor A Shares                                            5.01%            5.94%             6.04%
     Investor B Shares                                            4.39%            5.52%             4.91%
     Investor C Shares                                            4.36%            5.52%             5.44%

Tennessee Intermediate Municipal Bond Fund
     Primary A Shares                                             5.18%            6.07%             5.36%
     Investor A Shares                                            4.97%            5.86%             5.25%
     Investor B Shares                                            4.34%            5.44%             4.80%
     Investor C Shares                                            4.28%           --                 6.64%

Texas Intermediate Municipal Bond Fund
     Primary A Shares                                             4.98%            5.98%             5.59%
     Investor A Shares                                            4.77%            5.77%             5.14%
     Investor B Shares                                            4.15%            5.35%             4.57%
     Investor C Shares                                            4.14%           --                 6.40%

Virginia Intermediate Municipal Bond Fund
     Primary A Shares                                             5.21%            5.88%             6.38%
     Investor A Shares                                            5.00%            5.67%             6.22%
     Investor B Shares                                            4.38%            5.25%             4.62%
     Investor C Shares                                            4.36%            5.25%             5.13%

                                      169


                                                                  One                         10 Year Period
                                                                 Year                          Ended 3/31/99
                                                                Period            5-year       or Inception
                                                                 Ended        period ending       through
                                                                3/31/99          3/31/99         3/31/99
                                                                -------          -------         -------
Florida Municipal Bond Fund
     Primary A Shares                                             4.90%            7.38%             5.39%
     Investor A Shares                                            4.69%            7.16%             5.07%
     Investor B Shares                                            4.01%            6.55%             4.42%
     Investor C Shares                                            4.01%           --                 8.45%

Georgia Municipal Bond Fund
     Primary A Shares                                             5.89%            7.39%             5.39%
     Investor A Shares                                            5.68%            7.13%             5.23%
     Investor B Shares                                            5.00%            6.55%             4.60%
     Investor C Shares                                            4.97%           --                 8.71%

Maryland Municipal Bond Fund
     Primary A Shares                                             4.93%           --                 7.62%
     Investor A Shares                                            4.72%            6.85%             5.20%
     Investor B Shares                                            4.04%            6.23%             4.18%
     Investor C Shares                                            4.02%           --                 8.24%

North Carolina Municipal Bond Fund
     Primary A Shares                                             5.40%            7.23%             5.21%
     Investor A Shares                                            5.20%            7.02%             5.18%
     Investor B Shares                                            4.53%            6.40%             4.50%
     Investor C Shares                                            4.50%           --                 8.60%

South Carolina Municipal Bond Fund
     Primary A Shares                                             5.13%            7.28%             5.77%
     Investor A Shares                                            4.92%            7.07%             5.85%
     Investor B Shares                                            4.25%            6.45%             4.96%
     Investor C Shares                                            4.23%           --                 8.39%

Tennessee Municipal Bond Fund
     Primary A Shares                                             5.53%            7.53%             6.65%
     Investor A Shares                                            5.32%            7.32%             5.79%
     Investor B Shares                                            4.64%            6.70%             4.92%
     Investor C Shares                                            4.62%           --                 8.64%

Texas Municipal Bond Fund
     Primary A Shares                                             5.41%            7.44%             5.40%
     Investor A Shares                                            5.20%            7.22%             5.36%
     Investor B Shares                                            4.53%            6.60%             4.58%
     Investor C Shares                                            4.51%           --                 8.67%

Virginia Municipal Bond Fund
     Primary A Shares                                             5.18%            7.45%             5.25%
     Investor A Shares                                            4.98%            7.23%             5.36%
     Investor B Shares                                            4.30%            6.61%             4.41%
     Investor C Shares                                            4.21%           --                 8.68%

                                      170

                                                                 One
                                                                Year                           10 Year Period
                                                               Period            5-year        Ended 2/28/99
                                                                Ended        period ending    or Inception
                                                               2/28/99          2/28/99       through 2/28/99
                                                               -------          -------       ---------------
         Nations Capital Income Fund
              Investor A Shares                                  4.64%            12.38%           15.92%
              Investor B Shares                                  4.33%            12.31%           15.89%
              Investor C Shares*                                 4.29%            12.13%           15.79%

         Nations Asset Allocation Fund
              Investor A Shares                                 14.72%            16.46%           15.81%
              Investor B Shares                                 14.33%            16.38%           15.73%
              Investor C Shares*                                14.23%            16.16%           15.52%
              Seafirst Shares                                   14.76%            16.37%           13.60%

         Nations California Municipal Bond Fund
              Investor A Shares                                  5.94%             5.92%            7.53%
              Investor B Shares                                  5.25%             5.78%            7.46%

         Nations Intermediate Bond Fund
              Investor A Shares                                  4.89%             5.75%            5.40%
              Investor C Shares*                                 4.76%             5.58%            5.24%
              Seafirst Shares                                    4.88%             5.41%            7.33%

         Nations Blue Chip Fund
              Investor A Shares                                 18.58%            23.69%           22.97%
              Investor B Shares                                 18.14%            23.60%           22.88%
              Investor C Shares*                                17.96%            23.37%           22.66%
              Seafirst Shares                                   18.89%            23.75%           18.08%

         * Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.


                                    AGGREGATE OR CUMULATIVE ANNUAL TOTAL RETURN

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        3/31/99       3/31/99        3/31/99        3/31/99        3/31/99        3/31/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------
Value Fund
     Primary A Shares                      4.15%         4.15%       142.54%         142.54%        287.08%        287.08%
     Primary B Shares                      3.66%         3.66%         --              --            62.05%         62.05%
     Investor A Shares                     3.96%        -2.04%       140.03%         126.21%        279.99%        258.23%
     Investor B Shares                     3.11%        -1.44%       133.03%         131.03%        148.54%        147.54%
     Investor C Shares                     3.39%         2.48%       133.70%         133.70%        183.15%        183.15%

Capital Growth Fund
     Primary A Shares                     14.99%        14.99%       171.17%         171.17%        205.86%        205.86%
     Primary B Shares                     14.59%        14.59%        --              --             87.70%         87.70%
     Investor A Shares                    14.70%         8.09%       168.26%         152.80%        201.46%        184.13%
     Investor B Shares                    13.86%         9.42%       158.24%         156.24%        172.12%        171.12%
     Investor C Shares                    13.76%        12.87%       160.36%         160.36%        189.24%        189.24%

                                      171

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        3/31/99       3/31/99        3/31/99        3/31/99        3/31/99        3/31/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------
Emerging Growth Fund
     Primary A Shares                     -7.21%        -7.21%       103.30%         103.30%        123.13%        123.13%
     Primary B Shares                     -4.25%        -4.25%        --              --             28.79%         28.79%
     Investor A Shares                    -7.41%       -12.72%       101.19%          89.60%        122.79%        110.02%
     Investor B Shares                    -8.10%       -12.04%        93.69%          91.69%        113.16%        112.16%
     Investor C Shares                    -8.08%        -8.87%        95.12%          95.12%        113.74%        113.74%

Managed Index Fund
     Primary A Shares                     15.25%        15.25%        --              --            104.42%        104.42%
     Primary B Shares                     14.78%        14.78%        --              --            102.68%        102.68%
     Investor A Shares                    14.97%        14.97%        --              --            103.31%        103.31%

Managed SmallCap Index Fund
     Primary A Shares                    -20.50%       -20.50%        --              --             15.82%         15.82%
     Primary B Shares                    -21.05%       -21.05%        --              --             14.34%         14.34%
     Investor A Shares                   -20.67%       -20.67%        --              --             15.13%         15.13%

Managed Value Index Fund
     Primary A Shares                      3.06%         3.06%                                       17.36%         17.26%
     Primary B Shares                      3.10%         3.10%                                       17.30%         17.30%
     Investor A Shares                     2.97%         2.97%                                       17.06%         17.06%

Managed SmallCap Value Index Fund
     Primary A Shares                    -20.11%       -20.11%        --              --            -8.22%         -8.22%
     Primary B Shares                    -20.22%       -20.22%        --              --            -8.35%         -8.35%
     Investor A Shares                   -20.23%       -20.23%        --              --            -8.43%         -8.43%

Disciplined Equity Fund
     Primary A Shares                     15.74%        15.74%       164.10%         164.10%       333.37%        333.37%
     Primary B Shares                     16.37%        16.37%        --              --            93.69%         91.69%
     Investor A Shares                    15.49%         8.84%       161.70%         146.66%       185.93%        169.51%
     Investor B Shares                    14.69%         9.69%        --              --           164.58%        162.58%
     Investor C Shares                    14.64%        13.64%        --              --           142.83%        142.83%

Equity Index Fund
     Primary A Shares                     18.26%        18.26%       215.52%         215.52%       205.46%        205.46%
     Primary B Shares                     17.63%        17.63%        --              --            96.67%         96.67%
     Investor A Shares                    18.00%        18.00%        --              --           132.01%        132.01%

Balanced Assets Funds
     Primary A Shares                     -1.20%        -1.20%        89.35%          89.35%       109.26%        109.26%
     Primary B Shares                     -2.18%        -2.18%        --              --            38.58%         38.58%
     Investor A Shares                    -1.36%        -7.04%        87.33%          76.53%       106.30%         94.44%
     Investor B Shares                    -2.13%        -6.65%        81.92%          79.97%        85.52%         84.54%
     Investor C Shares                    -2.17%        -3.07%        81.67%          81.67%        97.81%         97.81%

Short-Intermediate Government Fund
     Primary A Shares                      4.97%         4.97%        31.53%          31.53%        61.33%         61.33%
     Primary B Shares                      4.61%         4.61%        --              --            17.50%         17.50%
     Investor A Shares                     4.76%         1.32%        30.21%          25.94%        59.24%         54.23%
     Investor B Shares                     4.14%         1.15%        27.24%          27.24%        28.67%         28.67%
     Investor C Shares                     4.05%         3.06%        27.66%          27.66%        38.24%         38.24%

Short-Term Income Fund
     Primary A Shares                      6.07%         6.07%        34.05%          34.05%        41.98%         41.98%
     Primary B Shares                      0.30%         0.30%        --              --             9.66%          9.66%
     Investor A Shares                     5.85%         4.78%        32.74%          31.40%        39.84%         38.45%
     Investor B Shares                     5.70%         5.70%        31.72%          31.72%        34.65%         38.65%
     Investor C. Shares                    5.64%         4.64%        31.63%          31.63%        38.17%         38.17%


                                      172

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        3/31/99       3/31/99        3/31/99        3/31/99        3/31/99        3/31/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------
Diversified Income Fund
     Primary A Shares                      5.00%         5.00%        43.54%          43.54%        65.24%         65.24%
     Primary B Shares                     -0.24%        -0.24%        --              --            14.67%         14.67%
     Investor A Shares                     4.74%        -0.27%        41.76%          35.05%        61.67%         53.98%
     Investor B Shares                     4.11%        -0.77%        38.04%          36.04%        42.11%         41.13%
     Investor C Shares                     4.09%         3.12%        38.57%          38.57%        58.46%         58.46%

Strategic Fixed Income Fund
     Primary A Shares                      5.61%         5.61%        38.01%          38.01%        50.83%         50.83%
     Primary B Shares                      0.92%         0.92%        --              --            13.67%         13.67%
     Investor A Shares                     5.40%         1.94%        36.63%          32.18%        48.45%         43.56%
     Investor B Shares                     4.76%         1.79%        33.30%          33.30%        34.59%         34.59%
     Investor C Shares                     4.90%         3.91%        34.23%          34.23%        45.05%         45.05%

Municipal Income Fund
     Primary A Shares                      5.42%         5.42%        44.82%          44.82%        84.33%         84.33%
     Investor A Shares                     5.21%         0.23%        43.38%          36.55%        81.99%         73.32%
     Investor B Shares                     4.53%         0.53%        39.30%          38.30%        37.64%         37.64%
     Investor C Shares                     4.64%         3.64%        40.02%          40.02%        54.14%         54.14%

Short-Term Municipal Income Fund
     Primary A Shares                      4.71%         4.71%        26.69%          26.69%        26.87%         26.87%
     Investor A Shares                     4.50%         3.47%        25.46%          24.20%        25.58%         24.33%
     Investor B Shares                     4.34%         4.34%        24.50%          24.50%        24.43%         24.43%
     Investor C Shares                     4.29%         3.29%        --              --            24.27%         24.27%

Intermediate Municipal Bond Fund
     Primary A Shares                      5.33%         5.33%        35.31%          35.31%        35.51%         35.51%
     Investor A Shares                     5.12%         1.66%        33.97%          29.57%        32.52%         28.20%
     Investor B Shares                     4.49%         1.49%        31.39%          31.39%        27.84%         27.84%
     Investor C Shares                     4.80%         3.80%        --              --            33.90%         33.90%

Florida Intermediate Municipal Bond
Fund
     Primary A Shares                      4.95%         4.95%        34.92%          34.92%        44.21%         44.21%
     Investor A Shares                     4.74%         1.35%        33.58%          29.22%        42.63%         37.93%
     Investor B Shares                     4.11%         1.11%        30.94%          30.94%        32.11%         32.11%
     Investor C Shares                     4.10%         3.10%        30.92%          30.92%        38.70%         38.70%

Georgia Intermediate Municipal Bond
Fund
     Primary A Shares                      5.20%         5.20%        34.69%          34.69%        54.62%         54.62%
     Investor A Shares                     4.99%         1.55%        33.35%          28.98%        51.56%         46.57%
     Investor B Shares                     4.37%         1.37%        30.72%          30.72%        31.60%         31.60%
     Investor C Shares                     4.35%         3.35%        30.70%          30.70%        44.06%         44.06%

Maryland Intermediate Municipal
Bond Fund
     Primary A Shares                      5.18%         5.18%        33.33%          33.33%        72.34%         72.34%
     Investor A Shares                     4.97%         1.56%        32.01%          27.76%        70.16%         64.57%
     Investor B Shares                     4.34%         1.34%        29.38%          29.38%        29.90%         29.90%
     Investor C Shares                     4.32%         3.32%        29.36%          29.36%        40.00%         40.00%

North Carolina Intermediate
Municipal Bond Fund
     Primary A Shares                      5.03%         5.03%        34.56%          34.56%        43.22%         43.22%
     Investor A Shares                     4.82%         1.41%        33.23%          28.86%        41.37%         36.73%
     Investor B Shares                     4.20%         1.20%        30.61%          30.61%        31.39%         31.39%
     Investor C Shares                     4.18%         3.18%        30.59%          30.59%        37.66%         37.66%

South Carolina Intermediate
Municipal Bond Fund
     Primary A Shares                      5.22%         5.22%        34.80%          34.80%        53.98%         53.98%
     Investor A Shares                     5.01%         1.62%        33.48%          29.18%        49.91%         44.97%
     Investor B Shares                     4.39%         1.39%        30.83%          30.83%        32.15%         32.15%
     Investor C Shares                     4.36%         3.36%        30.79%          30.79%        43.29%         43.29%

                                      173

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        3/31/99       3/31/99        3/31/99        3/31/99        3/31/99        3/31/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------

Tennessee Intermediate Municipal
Bond Fund
     Primary A Shares                      5.18%         5.18%        34.28%          34.28%        36.53%         36.53%
     Investor A Shares                     4.97%         1.55%        32.95%          28.62%        35.88%         31.41%
     Investor B Shares                     4.34%         1.34%        30.32%          30.32%        31.31%         31.31%
     Investor C Shares                     4.28%         3.28%        --              --            32.74%         32.74%



Texas Intermediate Municipal Bond          4.98%         4.98%        33.69%          33.69%        40.24%         40.24%
Fund
     Primary A Shares
     Investor A Shares                     4.77%         1.39%        32.36%          28.09%        36.09%         31.68%
     Investor B Shares                     4.15%         1.16%        29.76%          29.76%        29.44%         29.44%
     Investor C Shares                     4.14%         3.14%         -               -            31.44%         31.44%

Virginia Intermediate Municipal
Bond Fund
     Primary A Shares                      5.21%         5.21%        33.06%          33.06%        80.33%         80.33%
     Investor A Shares                     5.00%         1.56%        31.76%          27.49%        75.50%         69.78%
     Investor B Shares                     4.38%         1.38%        29.15%          29.15%        30.05%         30.05%
     Investor C Shares                     4.36%         3.36%        29.12%          29.12%        40.47%         40.47%

Florida Municipal Bond Fund
     Primary A Shares                      4.90%         4.90%        42.76%          42.76%        32.07%         32.07%
     Investor A Shares                     4.69%        -0.30%        41.31%          34.61%        29.97%         23.77%
     Investor B Shares                     4.01%         0.01%        37.31%          36.31%        26.51%         26.51%
     Investor C Shares                     4.01%         3.01%        --              --            42.94%         42.94%

Georgia Municipal Bond Fund
     Primary A Shares                      5.89%         5.89%        42.80%          42.80%        31.49%         31.49%
     Investor A Shares                     5.68%         0.65%        41.13%          34.50%        30.66%         24.43%
     Investor B Shares                     5.00%         1.00%        37.34%          36.34%        27.75%         27.75%
     Investor C Shares                     4.97%         3.97%        --              --            44.45%         44.45%

Maryland Municipal Bond Fund
     Primary A Shares                      4.93%         4.93%        --               -            39.45%         39.45%
     Investor A Shares                     4.72%        -0.29%        39.30%          32.70%        31.52%         25.25%
     Investor B Shares                     4.04%         0.04%        35.28%          34.28%        24.93%         24.93%
     Investor C Shares                     4.02%         3.02%         -               -            41.71%         41.71%

North Carolina Municipal Bond Fund
     Primary A Shares                      5.40%         5.40%        41.79%          41.79%        30.33%         30.33%
     Investor A Shares                     5.20%         0.19%        40.37%          33.65%        31.45%         25.17%
     Investor B Shares                     4.53%         0.53%        36.37%          35.37%        27.06%         27.06%
     Investor C Shares                     4.50%         3.50%        --              --            43.82%         43.82%

South Carolina Municipal Bond Fund
     Primary A Shares                      5.13%         5.13%        42.12%          42.12%        34.31%         34.31%
     Investor A Shares                     4.92%        -0.04%        40.70%          33.96%        35.88%         29.46%
     Investor B Shares                     4.25%         0.25%        36.68%          35.68%        30.15%         30.15%
     Investor C Shares                     4.23%         3.23%        --              --            42.62%         42.62%

Tennessee Municipal Bond Fund
     Primary A Shares                      5.53%         5.53%        43.77%          43.77%        38.70%         38.70%
     Investor A Shares                     5.32%         0.31%        42.34%          35.57%        35.57%         29.17%
     Investor B Shares                     4.64%         0.64%        38.29%          37.29%        29.89%         29.89%
     Investor C Shares                     4.62%         3.62%        --              --            44.08%         44.08%

                                      174

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        3/31/99       3/31/99        3/31/99        3/31/99        3/31/99        3/31/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------

Texas Municipal Bond Fund
     Primary A Shares                      5.41%         5.41%        43.14%          43.14%        31.10%         31.10%
     Investor A Shares                     5.20%         0.21%        41.72%          35.04%        31.79%         25.58%
     Investor B Shares                     4.53%         0.53%        37.67%          36.67%        27.56%         27.56%
     Investor C Shares                     4.51%         3.51%         -               -            44.22%         44.22%

Virginia Municipal Bond Fund
     Primary A Shares                      5.18%         5.18%        43.20%          43.20%        30.57%         30.57%
     Investor A Shares                     4.98%        -0.05%        41.77%          35.03%        32.49%         26.20%
     Investor B Shares                     4.30%         0.30%        37.72%          36.72%        26.49%         26.49%
     Investor C Shares                     4.21%         3.21%        --              --            44.31%         44.31%


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.


                                                                                               10 Year Period   10 Year Period
                                                                                                Ended 3/31/99    Ended 3/31/99
                                                                                                or Inception     or Inception
                                  FYE             FYE          Year Period      Year Period        through          through
                                3/31/99         3/31/99       Ended 3/31/99    Ended 3/31/99       3/31/99          3/31/99
                                Without        Including         Without         Including         Without         Including
                                 Sales           Sales            Sales            Sales            Sales            Sales
                                Charges         Charges          Charges          Charges          Charges          Charges
                                -------         -------          -------          -------          -------          -------
Equity Income Fund
     Primary A Shares             -9.40%          -9.40%          99.87%           99.87%          173.45%          173.45%
     Primary B Shares            -11.24%         -11.24%          --               --               34.56%           34.56%
     Investor A Shares            -9.87%         -15.07%          96.89%           85.54%          165.91%          150.68%
     Investor B Shares           -10.49%         -14.57%          91.28%           89.28%           95.79%           94.85%
     Investor C Shares           -10.28%         -11.10%          91.75%           91.75%          124.23%          124.23%

International Equity Fund
     Primary A Shares              3.68%           3.68%          44.25%           44.25%           73.43%           73.43%
     Primary B Shares              3.71%           3.71%          --               --               18.57%           18.57%
     Investor A Shares             3.59%          -2.34%          42.70%           34.54%           63.50%           54.15%
     Investor B Shares             2.65%          -2.07%          37.68%           35.68%           53.85%           52.85%
     Investor C Shares             2.63%           1.69%          37.94%           37.94%           60.20%           60.20%

Government Securities Fund
     Primary A Shares              5.41%           5.41%          34.08%           34.08%           64.96%           64.96%
     Primary B Shares              2.09%           2.09%          --               --               15.55%           15.55%
     Investor A Shares             5.16%           0.20%          32.43%           26.11%           61.88%           54.18%
     Investor B Shares             4.53%           0.55%          29.39%           28.40%           28.91%           28.91%
     Investor C Shares             4.52%           3.52%          29.46%           29.46%           36.48%           36.48%

International Growth Fund
     Primary A Shares              6.16%           6.16%          53.77%           53.77%           79.47%           79.47%
     Primary B Shares              6.55%           6.55%          --               --               18.66%           18.66%
     Investor A Shares             5.89%          -0.18%          51.92%           43.17%        2,970.17%        2,795.01%
     Investor  B Shares            5.11%           1.18%          --               --               19.96%           17.40%
     Investor C Shares             5.56%           4.76%          --               --               13.17%           13.17%


* Primary A Shares of the Company do not carry a sales charge.

                                    AGGREGATE ANNUAL TOTAL RETURN
                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        2/28/99       2/28/99        2/28/99        2/28/99        2/28/99        2/28/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------
Nations Capital Income Fund
     Investor A Shares                    4.64%         -1.36%        79.22%          68.93%       342.88%        369.77%
     Investor B Shares                    4.29%          4.29%        77.22%          77.22%       333.25%        333.25%
     Investor C Shares*                   4.33%          4.33%        78.70%          78.70%       364.53%        364.53%

Nations Asset Allocation Fund
     Investor A Shares                   14.72%          8.11%       114.22%         101.84%       111.93%         99.68%
     Investor B Shares                   14.33%         14.33%       113.48%         113.48%       111.20%        111.20%
     Investor C Shares*                  14.23%         14.23%       111.49%         111.49%       109.23%        109.23%
     Seafirst Shares                     14.76%         14.76%       113.87%         113.87%       297.96%        297.96%

                                      176

                                                                                     5-Year
                                                                  5-Year period      period       Inception      Inception
                                          FYE           FYE           ending         ending        through        through
                                        2/28/99       2/28/99        2/28/99        2/28/99        2/28/99        2/28/99
                                        Without      Including       Without       Including       Without       Including
                                         Sales         Sales          Sales          Sales          Sales          Sales
                                        Charges       Charges        Charges        Charges        Charges        Charges
                                        -------       -------        -------        -------        -------        -------
Nations California Municipal Bond
Fund
     Investor A Shares                    5.94%          0.92%        33.32%          27.04%       206.59%        219.72%
     Investor B Shares                    5.25%          5.25%        32.46%          32.46%       105.25%        105.25%

Nations Intermediate Bond Fund
     Investor A Shares                    4.89%          1.44%        32.25%          27.94%        30.79%         26.49%
     Investor C Shares*                   4.76%          4.76%        31.19%          31.19%        29.74%         29.74%
     Seafirst Shares                      4.88%          4.88%        30.16%          30.16%       115.69%        115.69%

Nations Blue Chip Fund
     Investor A Shares                   18.58%         11.78%       189.55%         172.95%       188.97%        172.27%
     Investor B Shares                   18.14%         18.14%       188.48%         188.48%       187.90%        187.90%
     Investor C Shares*                  17.96%         17.96%       185.77%         185.77%       185.20%        185.20%
     Seafirst Shares                     18.89%        18.89%        190.23%         190.23%       511.30%        511.30%

* Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.


                                                                                               10 Year Period   10 Year Period
                                                                                                Ended 2/28/99    Ended 2/28/99
                                                                                                or Inception     or Inception
                                  FYE             FYE         5 Year Period    5 Year Period       through          through
                                2/28/99         2/28/99       Ended 2/28/99    Ended 2/28/99       2/28/99          2/28/99
                                Without        Including         Without         Including         Without         Including
                                 Sales           Sales            Sales            Sales            Sales            Sales
                                Charges         Charges          Charges          Charges          Charges          Charges
                                -------         -------          -------          -------          -------          -------

Nations Capital Income Fund
     Investor A Shares            4.64%           -1.36%          79.22%           68.93%           338.14%        312.85%
     Investor B Shares            4.29%            4.29%          77.22%           77.22%           333.25%        333.25%
     Investor C Shares            4.33%            4.33%          78.70%           78.70%           336.86%        336.86%

Nations Asset Allocation
Fund
     Investor A Shares           14.72%            8.11%         114.22%          101.84%           111.93%         99.68%
     Investor B Shares           14.33%           14.33%         113.48%          113.48%           111.20%        111.20%
     Investor C Shares           14.23%           14.23%         111.49%          111.49%           109.23%        109.23%
     Seafirst Shares             14.76%           14.76%         113.87%          113.87%           257.86%        257.86%

Nations California
Municipal Bond Fund
     Investor A Shares            5.94%             .92%          33.32%           27.04%           106.58%         96.77%
     Investor B Shares            5.25%            5.25%          32.46%           32.46%           105.25%        105.25%

Nations Intermediate Bond
Fund
     Investor A Shares            4.89%            1.44%          32.25%           27.94%            30.79%         26.49%
     Investor C Shares            4.76%            4.76%          31.19%           31.19%            29.74%         29.74%
     Seafirst Shares              4.88%            4.88%          30.16%           30.16%           102.87%        102.87%

Nations Blue Chip Fund
     Investor A Shares           18.58%           11.78%         189.55%          172.95%           188.97%        172.27%
     Investor B Shares           18.14%           18.14%         188.48%          188.48%           187.90%        187.90%
     Investor C Shares           17.96%           17.96%         185.77%          185.77%           185.20%        185.20%
     Seafirst Shares             18.89%           18.89%         190.23%          190.23%           427.16%        427.16%


* Primary A Shares of the Trust do not carry a sales charge.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS

         The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the Funds as of July 20, 1999 is:

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
Prime Fund             Bank of America NA                  Primary A           97.86%           44.08%
                       Attn Tony Farrer                 2,548,300,292.27;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Primary B            100%             .23%
                       Attn Tony Farrer (B Shares)       13,136,085.23;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       National Financial For  the         Investor A          73.43%            9.44%
                       Exclusive Benefit of our         545,820,012.38;
                       Customers                             record
                       200 Liberty Street
                       1 World Financial Center
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       BNY Cust IRA FBO                    Investor A          10.55%             0%
                       James L Bowen Jr                    20,981.45;
                       195 Springhill Dr                     record
                       Tifton, GA  31794

                       J David Dalton TTEE Lowcountry      Investor A          9.36%              0%
                       Orthopaedics Associates P/S/P       18,624.05;
                       Dated 08-05-87                      record and
                       9313 Medical Plaza Drive Suite      beneficial
                       302
                       Charleston, SC  29406

                       BNY Cust Rollover IRA FBO           Investor A          8.78%              0%
                       James L Payne                       17,469.28;
                       Box 434                               record
                       Hemphill, TX  75948

                                      177



                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Anne Valcourt Gdn FBO Danyel        Investor A          7.61%              0%
                       Chaniequa Solange Valcourt          15,148.89;
                       c/o H R Chaplin                     record and
                       9930 W Broadview Dr                 beneficial
                       Bay Harbor Island, FL  33154

                       Jean E Kellogg and                  Investor A          5.21%              0%
                       Thomas G Kellogg JTTEN              10,373.79;
                       52109 Tara Dr                       record and
                       South Bend, IN  46628               beneficial

                       National Financial for the         Daily Shares         99.07%           28.55%
                       Exclusive Benefit of our         1,650,881,769.69;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Sunstone Financial Group Inc      Marsico Class          100%             .47%
                       as Agt                            28,146,272.74;
                       for Marisco Funds Inc.                record
                       207 E Buffalo Ste 400
                       Milwaukee, WI  53202

Treasury Fund          Bank of America NA                  Primary A           98.84%           30.51%
                       Attn Tony Farrer                 644,048,073.72;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Primary B            100%             .65%
                       Attn Tony Farrer (B Shares)      13,779,548.960;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Hare & Co, Bank of New York         Investor A          93.27%           46.33%
                       Attn STIF/Master Note            977,932,242.08;
                       One Wall Street 2nd FL                record
                       New York, NY  10286

                       Hare & Co, Bank of New York         Investor B          42.04%            4.42%
                       Attn Stif/Master Note            93,249,284.110;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       Cleburne Texas Isd                  Investor B          5.53%             .58%
                       General Fund                      12,258,876.60;
                       103 South Walnut                    record and
                       Cleburne, TX  76031                 beneficial

                       NFSC FEBO # W13-635901              Investor C          35.10%             0%
                       NFSC/FMTC IRA                      71,890.910;
                       FBO John P Nicoson                  record and
                       13147 Ashvale Dr                    beneficial
                       Fairfax, VA  22033

                       NFSC FEBO # W52-725021              Investor C          24.73%             0%
                       NFSC/FMTC IRA                      50,641.010;
                       FBO Retha C Whitehead               record and
                       5226 Garfield Av                    beneficial
                       Kansas City, MO  64130

                                      178

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       NFSC FEBO # W32-608246              Investor C          8.58%              0%
                       NFSC/FMTC IRA                      17,563.630;
                       FBO Donald E Paul                   record and
                       3407 Shadowod Dr                    beneficial
                       Valrico, FL  33594

                       NFSC FEBO W68-959634                Investor C          6.60%              0%
                       NFSC FMTC IRA                      13,523.950;
                       FBO Thomas J Schultz                record and
                       1110 Sycamore Street                beneficial
                       Lake Placid, FL  33852-8333

                       NFSC FEBO # W13-643629             Investor C;          5.86%              0%
                       NFSC/FMTC IRA                      11,997.800;
                       FBO Maureen D Matricardi            record and
                       8004 Carrleigh Pkwy                 beneficial
                       Springfield, VA  22152

                       NFSC FEBO # W13-643637              Investor C          5.86%              0%
                       NFSC/FMTC IRA                      11,997.800;
                       FBO Edmund A Matricardi Jr          record and
                       8004 Carrleigh Pkwy                 beneficial
                       Springfield, VA  22152

                       NFSC FEBO # W14-607207              Investor C          5.10%              0%
                       NFSC/FMTC IRA Rollover             10,436.800;
                       FBO James A Cox                     record and
                       2015 Ashton Pointe Dr               beneficial
                       Dacula, GA  30019

                       National Financial for the         Daily Shares         64.15%            5.31%
                       Exclusive Benefit of our         112,127,199.000;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Bank of America SWP                Daily Shares         35.19%            2.91%
                       Disbursement Inc Bank of         61,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

Equity Income Fund     Bank of America NA                  Primary A           99.27%           77.39%
                       Attn Tony Farrer                 45,515,158.582;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.240; record
                       111 Center Street
                       Little Rock, AR  72201

Government             Bank of America NA                  Primary A           97.95%           52.22%
Securities Fund        Attn Tony Farrer                 12,196,720.398;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                                      179

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.061; record
                       111 Center Street
                       Little Rock, AR  72201

                       BA Investment Services, Inc.        Investor C          31.15%            .04%
                       FBO 435728581                      10,460.251;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       Corelink Financial Inc              Investor C          18.83%            .03%
                       PO Box 4054                         6,321.228;
                       Concord, CA  94524-4054               record

                       BNY Cust IRA FBO                    Investor C          9.49%             .01%
                       Mary Jane Russo                     3,187.553;
                       8 Maybrook Ct                         record
                       Glen Arm, MD  21057

                       Banc of America Investment          Investor C          9.36%             .01%
                       Services                            3,141.361;
                       FBO 436566931                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

International Equity   Bank of America NA                  Primary A           90.81%           84.67%
Fund                   Attn Tony Farrer                 48,132,227.524;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B;           100%              0%
                       Attn:  Cindy Cole                 0.894; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA                  Investor A          24.89%            .73%
                       The Private Bank                   412,936.745;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       H Grayson Mitchell Jr and           Investor C          10.78%            .01%
                       John Rawls TTEE FBO                 6,994.999;
                       Grayson Mitchell Inc 401K Plan      record and
                       P O Box 128                         beneficial
                       Emporia, VA  23847

                       C A Porterfield & Rosalee           Investor C          10.27%            .01%
                       Moxley & Frank Minton TTEES         6,660.171;
                       Starmount Company                   record and
                       Capital Accumulation Plan           beneficial
                       PO Box 10349
                       Greensboro, NC  27404-0349

                                      180

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       C A Porterfield & Rosalee           Investor C          10.17%            .01%
                       Moxley & Frank Minton TTEES         6,600.192;
                       Starmount Company Employees         record and
                       Tax Deferred Savings Plan           beneficial
                       PO Box 10349
                       Greensboro, NC  27404-0349

                       E Larry Fonts TTEE FBO              Investor C          9.02%             .01%
                       Central Dallas Association          5,851.765;
                       Profit Sharing Plan                 record and
                       1201 Elm Street Suite 5310          beneficial
                       Dallas, TX  75270

                       Tatsushi T Kubo, Max W              Investor C          8.56%             .01%
                       Dahlgren, & John Dahlgren           5,553.362;
                       TTEES FBO                           record and
                       EPIC Products International         beneficial
                       Corporation 401(K) Plan
                       PO Box 5808
                       Arlington, TX  76005-5808

                       Corel Ink Financial Inc             Investor C          6.20%             .01%
                       PO Box 4054                         4,019.169;
                       Concord, CA  94524-4054               record

                       NFSC FEBO # W17-662682              Investor C          6.19%             .01%
                       NFSC/FMTC IRA Rollover              4,016.225;
                       FBO Linda G Walker                  record and
                       7 Sally St                          beneficial
                       Spartanburg, SC  29301

                       Donald R Atkins and                 Investor C          5.37%             .01%
                       David R Morgan TTEES                3,480.722;
                       Lyndon Steel 401K Profit            record and
                       Sharing Pl                          beneficial
                       1947 Union Cross Road
                       Winston-Salem, NC  27107

International Growth   Bank of America NA                  Primary A           96.77%           81.90%
Fund                   Attn Tony Farrer                  9,284,952.814;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.355; record
                       111 Center Street
                       Little Rock, AR  72201

                       Kleinwort Benson Invest Mgt Ltd     Investor A          7.70%             .99%
                       Client Account                     112,522.717;
                       Att Andy Poile                        record
                       PO Box 191 20 Fenchurch St
                       London, England EC3P 3DB

                       NFSC FEBO # W52-006904              Investor C          17.31%            .04%
                       NFSC/FMTC IRA Rollover              4,750.323;
                       FBO Richard E Snowbarger            record and
                       PO Box 3884                         beneficial
                       Telluride, CO  81435



                                      181

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Jean F Baechlin                     Investor C          6.03%             .01%
                       3775 Modoc Rd #226                  1,655.966;
                       Santa Barbara, CA  93105            record and
                                                           beneficial

                       Philworld Inc                       Investor C          5.40%             .01%
                       Dba Waldo Pizza                     1,480.952;
                       Attn Phil Bourne                    record and
                       7433 Broadway St                    beneficial
                       Kansas City, MO  64114-1529

                       Dean Witter Reynolds Cust           Investor C          5.11%             .01%
                       IRA Rollover FBO                    1,403.215;
                       Evelyn L Baker                        record
                       847 Aztec Dr
                       Independence, MO  64056

International Value    Bank of America NA                  Primary A           74.87%           65.06%
Fund                   Attn Tony Farrer                  9,859,632.501;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       PH Investments LLC                  Primary A           9.31%             8.09%
                       The Pilot House Lewis Wharf       1,225,490.196;
                       Boston, MA  02110                   record and
                                                           beneficial

                       Charles Schwab & Co Inc             Primary A           7.05%             6.13%
                       Special Custody Account            928,327.273;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Stephens Inc                        Primary B            100%              0%
                       Attn Cindy Cole                   1.068; record
                       111 Center Street
                       Little Rock, AR  72201

                       FTC & Co                            Investor A          31.08%            2.27%
                       Attn:  Dat Alynx #010              344,627.383;
                       P O Box 173736                      record and
                       Denver, CO  80217-3736              beneficial

                       Charles Schwab & Co Inc             Investor A          24.69%            1.81%
                       Special Custody Account            273,775.432;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       State Street Bank & Trust Co        Investor C          62.58%            .38%
                       TTEE                               56,845.152;
                       FBO Coastgear & Company               record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Merrill Lynch, Pierce, Fenner       Investor C          16.28%            .10%
                       & Smith Inc for the Sole           14,791.191;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, Fl  32246

                                      182

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Small Company Growth   Bank of America NA                  Primary A          91.3451%          63.99%
Fund                   Attn Tony Farrer                 25,738,255.153;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B         100.0000%            0%
                       Attn:  Cindy Cole                 1.138; record
                       111 Center Street
                       Little Rock, AR  72201

                       Roy R Martine &                     Investor A         19.4547%           .03%
                       Kathleen H Martine JTWROS          10,893.595;
                       4009 Tottenham Court                record and
                       Richmond, VA  23233-1771            beneficial

                       Sarah A Barlow TTEE                 Investor A         6.4973%            .01%
                       Sarah A Barlow Trust                3,638.117;
                       U/A Dtd 07/19/1990                  record and
                       8400 Vamo Rd Apt 664                beneficial
                       Sarasota, FL  34231

                       Selma Lifsher Trustee               Investor A         5.3458%            .01%
                       Selma Lifsher Trust Dated           2,993.372;
                       3-2-89                              record and
                       19355 Turnberry Way Apt PHA         beneficial
                       Aventura, FL  33180

                       J David Dalton TTEE Lowcountry     Investor A;         5.3035%            .01%
                       Orthopedics Associates P/S/P        2,969.664;
                       Dated 08-05-87                      record and
                       9313 Medical Plaza Drive Suite      beneficial
                       302
                       Charleston, SC  29406

                       Corelink Financial Inc              Investor C         9.2933%            .04%
                       PO Box 4054                         16,528.212
                       Concord, CA  94524-4054

                       NFSC FEBO # W50-724580              Investor C         7.4139%            .03%
                       Members of Springdale              13,185.670;
                       Policemens                          record and
                       Pension & Relief Fund               beneficial
                       c/o Ollen Stepp
                       201 Spring St
                       Springdale, AR  72764

                       NFSC FEBO #W53-641308               Investor C         5.2254%            .02%
                       Dale H Wiewel                       9,293.410;
                       200 Liberty Street                  record and
                       1 World Financial Cntr              beneficial
                       New York, NY  10281

U. S. Government       Bank of America NA                  Primary A            100%            89.15%
Bond Fund              Attn Tony Farrer                 10,045,256.255;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.116; record
                       111 Center Street
                       Little Rock, AR  72201

                                      183

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       ISTCO                               Investor A          16.39%            .44%
                       a Partnership                      49,418.791;
                       PO Box 523                            record
                       Belleville, IL  62222

                       Virginia United Methodist           Investor A          7.13%             .19%
                       Homes Inc                          21,485.958;
                       7113 Three Chopt Rd Ste 300         record and
                       Richmond, VA  23226                 beneficial

                       Gable & Gotwals Inc Profit          Investor A          6.98%             .19%
                       Sharing                            21,032.371;
                       Plan Segregated FBO Adwan           record and
                       Bank of Oklahoma NA TTEE            beneficial
                       PO Box 2180
                       Tulsa, OK  74101

                       BA Investment Services, Inc.        Investor A          6.78%             .18%
                       FBO 583543251                      20,437.445;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BA Investment Services, Inc.        Investor A          5.11%             .14%
                       FBO 721753261                      15,392.570;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       Commerce Bank N A                   Investor C          16.79%            .21%
                       FBO Humphrey Farrington M/P        23,973.943;
                       Attn Mutual Fund Operations           record
                       P O Box 13366 TBTS-2
                       Kansas City, MO 64199-3366

                       NFSC FEBO # W53-678562              Investor C          13.22%            .17%
                       Ruth Lee Paar                      18,875.364;
                       P O Box 102                         record and
                       Warsaw, IL  62379                   beneficial

                       Carla J Worley                      Investor C          12.86%            .16%
                       CNSV William Cody Worley           18,363.028;
                       HC 62 Box 116                       record and
                       Salem, MO  65560-8705               beneficial

                       NFSC FEBO # W52-004448              Investor C          8.01%             .10%
                       Rodger N Lindgren TTEE             11,439.957;
                       Roger N Lindgren Revocable Tru      record and
                       U/A 10/8/98                         beneficial
                       1203 Geneva
                       Kearney, MO  64060

                       NFSC FEBO # W53-710237              Investor C          7.96%             .10%
                       NFSC/FMTC IRA                      11,370.151;
                       FBO Mildred Deluca                  record and
                       5512 Columbia Av                    beneficial
                       Saint Louis, MO  63139

                                      184

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       NFSC FEBO # W65-054593              Investor C          7.21%             .09%
                       Art Nachbar                        10,287.742;
                       Gloria Nachbar                      record and
                       PO Box 6789                         beneficial
                       Winter Springs, FL  32719

Government Money       Bank of America NA                  Primary A           95.89%           63.88%
Market Fund            Attn Tony Farrer                 237,776,143.300;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Primary B            100%             .32%
                       Attn Tony Farrer                  1,183,256.940;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       National Financial For the          Investor A          62.54%            2.02%
                       Exclusive Benefit of our          7,534,113,260;
                       Customers                             record
                       200 Liberty Street
                       1 World Financial Center
                       Attn Mutual Funds 5th Floor
                       New York, NY  10281

                       Bear Stearns Securities Corp.       Investor A          17.13%            .55%
                       FBO 101-47604-23                  2,063,872.600;
                       1 Metrotech Center North              record
                       Brooklyn, NY  11201-3859

                       Bear Stearns Securities Corp.       Investor A          8.82%             .29%
                       FBO 101-47604-23                  1,062,588.640;
                       1 Metrotech Center North              record
                       Brooklyn, NY  11201-3859

                       Fasken Ltd                          Investor B          20.56%            5.03%
                       303 W Wall Ave Ste 1900          18,716,644.720;
                       Midland, TX  79701                  record and
                                                           beneficial

                       Fasken Oil and Ranch Ltd            Investor B          12.40%            3.03%
                       303 W Wall Ave Ste 1900          11,286,225.200;
                       Midland, TX  79701                  record and
                                                           beneficial

                       Norbert Dickman &                   Investor B          9.87%             2.41%
                       Robert Dickson Trustees           8,983,167.280;
                       Barbara Fasken 1995 Trust           record and
                       303 West Wall Ave Ste 1900          beneficial
                       Midland, TX  79701

                       Robert N Herman and                 Investor B          7.75%             1.90%
                       Ann L Herman JTWROS               7,059,295.960;
                       9601 Eagle Ridge Drive              record and
                       Bethesda, MD  20817                 beneficial

                       Columbia County Capital             Investor B          6.82%             1.67%
                       Project Fund                      6,213,425.910;
                       Attn Judy Lewis                     record and
                       PO Box 1529                         beneficial
                       Lake City, FL  32056

                                       185

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       American Woodmark Corp              Investor B          5.62%             1.38%
                       Attn Laurie Logue                 5,113,355.610;
                       3102 Shawnee Drive                  record and
                       Winchester, VA  22601               beneficial

                       Columbia County General Fund        Investor B          5.02%             1.23%
                       Attn Judy Lewis                   4,572,186.000;
                       PO Box 1529                         record and
                       Lake City, FL  32056-0000           beneficial

                       NFSC FEBO # W69-008842              Investor C          93.95%            .11%
                       NFSC/FMTC IRA Rollover             422,056.870;
                       FBO Thomas S. Spadaro               record and
                       6409 Spyglass Lane                  beneficial
                       Bradenton, FL  34202

                       National Financial for the            Daily;            97.25%            5.11%
                       Exclusive Benefit of our         19,011,524.930;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

Tax Exempt Fund        Bank of America NA                  Primary A           99.27%           82.23%
                       Attn Tony Farrer                 1,984,615,440.120;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Primary B           99.21%            .44%
                       Attn Tony Farrer (B Shares)      10,574,347.220;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       National Financial For the          Investor A          86.49%            1.69%
                       Exclusive Benefit of our         40,698,328.120;
                       Customers                             record
                       200 Liberty Street
                       1 World Financial Center
                       Attn Mutual Funds 5th Floor
                       New York, NY  10281

                       Hare & Co, Bank of New York         Investor B          6.50%             .51%
                       Attn Stif/Master Note            12,296,102.270;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       Michele D Snyder                    Investor B          6.21%             .49%
                       c/o Susan Johnston               11,751,320.600;
                       US Trust Company of New York        record and
                       114 West 47th St                    beneficial
                       New York, NY  10036-1532

                       NFSC FEBO # W16-625205              Investor C          93.02%            .01%
                       Calvin H Price                     202,539.930;
                       Dorothy W Price                     record and
                       2900 Old Well Lane                  beneficial
                       Gastonia, NC  28054

                       NFSC FEBO # W67-609994              Investor C          6.98%              0%
                       Ricardo Serra                      15,209.000;
                       Rua Prof Vital Palmae Silva 78      record and
                       Sao Paulo/Sp Brazil 25              beneficial
                       Brazil

                                      186


                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       National Financial for the            Daily;            99.68%            6.90%
                       Exclusive Benefit of our         166,429,817.880;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

Value Fund             Bank of America NA                  Primary A           90.07%           76.73%
                       Attn Tony Farrer                 92,063,115.941;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America TTEE                Primary A           5.59%             4.76%
                       NB 401K Plan                      5,714,344.834;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 0.958; record
                       111 Center Street
                       Little Rock, AR  72201

                       Roy R Martine &                     Investor A          23.63%            .01%
                       Kathleen H Martine Jtwros           7,312.692;
                       4009 Tottenham Court                record and
                       Richmond, VA  23233-1771            beneficial

                       Sarah A Barlow TTEE                 Investor A          7.89%              0%
                       Sarah A Barlow Trust                2,442.178;
                       U/A DTD 07/19/1990                  record and
                       8400 Vamo Rd Apt 664                beneficial
                       Sarasota, FL  34231

                       BNY Cust IRA FBO                    Investor A          7.26%              0%
                       James L Bowen Jr                    2,247.191;
                       195 Springhill Dr                     record
                       Tifton, GA  31794

                       Selma Lifsher Trustee               Investor A          6.49%              0%
                       Selma Lifsher Trust Dated           2,009.376;
                       3-2-89                              record and
                       19355 Turnberry Way Apt PHA         beneficial
                       Aventura, FL  33180

                       BNY Cust Rollover IRA FBO           Investor A          6.05%              0%
                       James L Payne                       1,870.965;
                       Box 434                               record
                       Hemphill, TX  75948

                       Anne Valcourt GDN FBO Danyel        Investor A          5.24%              0%
                       Chaniequa Solange Valcourt          1,622.451;
                       c/o H R Chaplin                     record and
                       9930 W Broadview Dr                 beneficial
                       Bay Harbor Island, FL  33154

                                      187


                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
Capital Growth Fund    Bank of America NA                  Primary A           98.01%           83.52%
                       Attn Tony Farrer                 58,161,517.450;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.657; record
                       111 Center Street
                       Little Rock, AR  72201

                       NFSC FEBO #W18-006289               Investor A          5.32%             .31%
                       200 Liberty Street                 218,745.572;
                       1 World Financial Cntr                record
                       New York, NY  10281

                       Robert Roberson TTEE FBO            Investor C          5.54%             .03%
                       Quality Brands Inc                 19,626.556;
                       Employees 401K Plan                 record and
                       680 Main St                         beneficial
                       Lake Helen, FL  32744

                       E Larry Fonts TTEE FBO              Investor C          5.41%             .03%
                       Central Dallas Association         19,166.961;
                       Profit Sharing Plan                 record and
                       1201 Elm Street Suite 5310          beneficial
                       Dallas, TX  75270

                       NFSC FEBO # W16-719625              Investor C          5.41%             .03%
                       NFSC/FMTC IRA                      19,143.747;
                       FBO James A Hullender               record and
                       211 Bluebird Rd                     beneficial
                       Lake Lure, NC  28746

Emerging Growth Fund   Bank of America NA                  Primary A           98.11%           76.64%
                       Attn Tony Farrer                 12,437,664.868;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.030; record
                       111 Center Street
                       Little Rock, AR  72201

                       Sheryle Isaacs TTEE                 Investor A          5.29%             .29%
                       Good Buy Sportswear                46,693.181;
                       401K Saving Plan                    record and
                       2400 31st St S                      beneficial
                       St Petersburg, FL  33712

                       Mountain Star Partners Limited      Investor A          5.25%             .29%
                       Partnership                        46,398.979;
                       c/o Telluride Management Corp       record and
                       PO Box 5430                         beneficial
                       Incline Village, NY  89450-5430

                       C A Porterfield & Rosalee           Investor C          12.35%            .09%
                       Moxley                             13,878.412;
                       & Frank Minton TTEES FBO            record and
                       Starmount Company Employees         beneficial
                       Tax Deferred Savings Plan
                       PO Box 10349
                       Greensboro, NC  27404-0349


                                      188

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Tatsushi T Kubo, Max W              Investor C          11.37%            .08%
                       Dahlgren, & John Dahlgren          12,770.436;
                       TTEES FBO                           record and
                       Epic Products International         beneficial
                       Corporation 401(K) Plan
                       PO Box 5808
                       Arlington, TX  76005-5808

                       NFSC FBO # W17-613169               Investor C          7.92%             .05%
                       The Robbins Brick & Block Inc       8,899.937;
                       Em                                  record and
                       Phillip C Robbins TTEE              beneficial
                       Dtd 11011984
                       3862 US Hwy 221 S
                       Forest City, NC  28043

                       Summerville Pediatrics PA           Investor C          6.79%             .05%
                       Profit Sharing Plan                 7,631.017;
                       312 Midland Parkway                 record and
                       Summerville, SC  29485-8114         beneficial

                       H Grayson Mitchell Jr and           Investor C          6.68%             .05%
                       John Rawls TTEE FBO                 7,501.869;
                       Grayson Mitchell Inc 401K Plan      record and
                       P O Box 128                         beneficial
                       Emporia, VA  23847

                       C A Porterfield & Rosalee           Investor C          6.22%             .04%
                       Moxley & Frank Minton TTEES         6,993.590;
                       Starmount Company                   record and
                       Capital Accumulation Plan           beneficial
                       PO Box 10349
                       Greensboro, NC  27404-0349

                       Greg Zakarian and                   Investor C          5.29%             .04%
                       V M Esposito TTEES FBO              5,943.762;
                       Antex Biologics Inc                 record and
                       Employee 401(K) Plan                beneficial
                       300 Professional Drive
                       Gaithersburg, MD  20879

                       Anthony M Sfreddo TTEE              Investor C          5.25%             .04%
                       Triple S Termite & Pest             5,901.350;
                       Control 401(K) Plan                 record and
                       7416 Ceatreville Rd                 beneficial
                       Manassas, VA  20111

Equity Index Fund      Bank of America NA                  Primary A           77.11%           75.76%
                       Attn Tony Farrer                 29,911,542.123;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America TTEE                Primary A           21.79%           21.40%
                       NB 401K Plan                      8,450,442.185;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                                      189

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 0.818; record
                       111 Center Street
                       Little Rock, AR  72201

                       NFSC FEBO # W67-635626              Investor A          22.72%            .38%
                       The Carnival Corp Ret Plan TTEE    150,730.914;
                       First Union                           record
                       Attn:  Lowell Zemnick
                       3655 NW 87 Av
                       Miami, FL  33178

                       BA Investment Services, Inc.        Investor A          6.31%             .11%
                       FBO 883003631                      41,852.279;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

Managed Index Fund     Bank of America NA                  Primary A           91.96%           85.51%
                       Attn Tony Farrer                 31,791,559.881;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Pamela S Keene and                  Primary B           99.55%             0%
                       William Steven Keene Jtwros      231.264; record
                       2016 Englewood Dr                 and beneficial
                       Apex, NC  27502

                       Charles Schwab & Co Inc             Investor A          6.94%             .48%
                       Special Custody Account            179,636.281;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Muir & Co                           Investor A          5.95%             .41%
                       c/o Frost National Bank            154,169.851;
                       PO Box 2479                         record and
                       San Antonio, TX  78298-2479         beneficial

Managed SmallCap       Bank of America NA                  Primary A           87.10%           82.97%
Index Fund             Attn Tony Farrer                 14,283,455.381;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA TTEE             Primary A           6.87%             6.55%
                       NB 401K Plan                      1,127,155.875;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.039; record
                       111 Center Street
                       Little Rock, AR  72201

                       Charles Schwab & Co Inc             Investor A          48.02%            2.27%
                       Special Custody Account            390,069.921;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                                      190

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Dade Community Foundation Inc       Investor A          5.28%             .25%
                       200 South Biscayne Blvd Ste        42,899.498;
                       2780                                record and
                       Miami, FL  33131-2343               beneficial

                       Charles Schwab & Co Inc             Investor A          63.83%            .75%
                       Special Custody Account            129,531.558;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       National Investor Services Corp     Investor A          6.65%             .08%
                       for the Exclusive Benefit of       13,489.990;
                       our Customers                         record
                       55 Water Street 32nd Fl
                       New York, NY  10041-3299

Managed Value Index    Charles Schwab & Co Inc             Primary A           51.66%           34.70%
Fund                   Special Custody Account            220,234.397;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Bank of America NA                  Primary A           33.93%           22.79%
                       Attn Tony Farrer                   144,629.516;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Donaldson Lufkin Jenrette           Primary A           5.39%             3.62%
                       Securities Corporation Inc.        22,964.070;
                       P.O. Box 2052                         record
                       Jersey City, NJ  07303-9998

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.066; record
                       111 Center Street
                       Little Rock, AR  72201

                       Charles Schwab & Co Inc             Investor A          48.66%           15.99%
                       Special Custody Account            101,506.651;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Donaldson Lufkin Jenrette           Investor A          6.55%             2.15%
                       Securities Corporation Inc.        13,656.752;
                       P. O. Box 2052                        record
                       Jersey City, NJ  07303-9998

                       NFSC FEBO # W55-629405              Investor A          5.14%             1.69%
                       Connie L Shelton                   10,724.760;
                       4242 N Capistrano #217              record and
                       Dallas, TX  75287                   beneficial

                                      191

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Managed SmallCap       Charles Schwab & Co Inc             Primary A           57.86%           36.30%
Value Index Fund       Special Custody Account            197,656.922;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Bank of America NA                  Primary A           16.47%           10.33%
                       Attn Tony Farrer                   56,268.690;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Michael Larkin Tr                   Primary A           5.79%             3.63%
                       UA 01-06-98                        19,782.552;
                       Courtland P Larkin & Patricia      record and
                       F Larkin Irrev Family Trust        beneficial
                       8665 Bay Colony Dr Apt 702
                       Naples, FL  34108

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.017; record
                       111 Center Street
                       Little Rock, AR  72201

Nations Marsico        Bank of America NA                  Primary A           46.25%            9.85%
Growth & Income Fund   Attn Tony Farrer                  1,687,498.262;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Charles Schwab & Co Inc             Primary A           23.61%            5.03%
                       Special Custody Account            861,424.997;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       FTC & Co                            Primary A           17.51%            3.73%
                       Data Lynx House Acct 04/13/98      639,029.562;
                       P O Box 173736                      record and
                       Denver, CO  80217-3736              beneficial

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.002; record
                       111 Center Street
                       Little Rock, AR  72201

                       Merrill Lynch, Pierce, Fenner       Investor A          52.37%           11.88%
                       & Smith Inc for the Sole          2,035,133.674;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, FL  32246

                       Charles Schwab & Co Inc             Investor A          9.88%             2.24%
                       Special Custody Account            383,826.942;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                                      192

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Merrill Lynch, Pierce, Fenner       Investor C          35.03%            1.13%
                       & Smith Inc for the Sole           193,955.889;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, FL  32246

Nations Marsico        Bank of America NA                  Primary A           57.52%            8.85%
Focused Equities Fund  Attn Tony Farrer                  4,982,086.184;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Charles Schwab & Co Inc             Primary A           34.78%            5.35%
                       Special Custody Account           3,012,311.771;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.012; record
                       111 Center Street
                       Little Rock, AR  72201

                       Charles Schwab & Co Inc             Investor A          17.66%            5.77%
                       Special Custody Account           3,250,906.913;
                       for Benefit of Customers              record
                       Attn Mutual Funds
                       101 Montgomery Street
                       San Francisco, CA  94104

                       Merrill Lynch, Pierce, Fenner       Investor A          12.68%            4.15%
                       & Smith Inc for the Sole          2,334,255.954;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, FL  32246

                       Merrill Lynch, Pierce, Fenner       Investor B          5.35%             2.51%
                       & Smith Inc for the Sole          1,411,308.495;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, FL  32246

                       Merrill Lynch, Pierce, Fenner       Investor C          49.51%            2.30%
                       & Smith Inc for the Sole          1,294,556.944;
                       Benefit of its Customers              record
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd Floor
                       Jacksonville, FL  32246

                                      193

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Disciplined Equity     Bank of America NA                  Primary A           85.17%           65.78%
Fund                   Attn Tony Farrer                 15,477,791.647;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America TTEE                Primary A           13.50%           10.43%
                       NB 401K Plan                      2,453,651.259;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 0.889; record
                       111 Center Street
                       Little Rock, AR  72201

                       Wendel & Co                         Investor A          5.61%             .68%
                       c/o Bny Mtl Rd Reorg Dpt           160,069.991;
                       PO Box 1066 Wall Street Station       record
                       New York, NY  10286

                       NFSC FEBO # W32-632465              Investor C          11.72%            .04%
                       Tom Standifer P/Adm                 9,911.299;
                       Lakeland Batteries Inx P/S/P        record and
                       Tr Dtd 07011984                     beneficial
                       1840 S Combee Rd
                       Lakeland, FL  33801

                       Summerville Pediatrics Pa           Investor C          10.26%            .04%
                       Profit Sharing Plan                 8,672.579;
                       312 Midland Parkway                 record and
                       Summerville, SC  29485-8114         beneficial

                       James B Ford and                    Investor C          5.94%             .02%
                       Joanne W Ford Jtten                 5,021.041;
                       25 Century Blvd Suite 605           record and
                       Nashville, TN  37214                beneficial

                       NFSC FEBO # W19-659355              Investor C          5.29%             .02%
                       Falcon Food Svc Co Inc              4,469.464;
                       12753 Pineacre Lane                 record and
                       West Palm Bch, FL  33414            beneficial

Strategic Equity Fund  Bank of America NA                  Primary A           99.74%           99.76%
                       Attn Tony Farrer (B Shares)      24,377,409.091;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

Balanced Assets Fund   Bank of America NA                  Primary A           87.87%           28.18%
                       Attn Tony Farrer                  3,575,841.552;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       The Bank of New York TTEE           Primary A           6.73%             2.16%
                       Hitachi Semiconductors Pension     273,744.559;
                       Plan                                  record
                       Attn:  Stella Brown
                       One Wall Street 12th Floor
                       New York, NY  10286

                                      194

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.359; record
                       111 Center Street
                       Little Rock, AR  72201

                       C A Porterfield & Rosalee           Investor C          22.01%            .26%
                       Moxley                             33,326.831;
                       & Frank Minton TTEES FBO            record and
                       Starmount Company Employees         beneficial
                       Tax Deferred Savings Plan
                       PO Bxo 10349
                       Greensboro, NC  27404-0349

                       C A Porterfield & Rosalee           Investor C          21.83%            .26%
                       Moxley                             33,060.949;
                       & Frank Minton TTEES FBO            record and
                       Starmount Company                   beneficial
                       Capital Accumulation Plan
                       PO Box 10349
                       Greensboro, NC  27404-0349

                       Stuart K Colonna TTEE               Investor C          13.38%            .16%
                       Bayshore Concrete Products Corp    20,256.327;
                       Retirement Savings Plan             record and
                       1 Bayshore Rd P O Box 230           beneficial
                       Cape Charles, VA  23310

Short-Intermediate     Bank of America NA                  Primary A           97.63%           86.46%
Government Fund        Attn Tony Farrer                 131,495,874.557;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Reliance Trust Co                   Primary B           99.99%            .04%
                       PO Box 48449                       67,539.096;
                       Atlanta, GA  30362                  record and
                                                           beneficial

                       Bank of America NA                  Investor A          23.55%            2.26%
                       The Private Bank                  3,443,576.868;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles CA  90051-1577

                       NFSC FEBO #W14-610208               Investor A          6.17%             .59%
                       Burgess Pigment Co                 902,351.843;
                       PO Box 349 Deck Blvd                record and
                       Sandersville, GA  31082             beneficial

                       NFSC FEBO # W17-718840              Investor B          7.96%             .13%
                       Rental of Florence P/Adm           197,886.631;
                       Rntl of Florence Pft Shring         record and
                       PO Box 12410                        beneficial
                       Florence, SC  29504

                       NFSC FEBO # W26-653705              Investor C          25.51%            .04%
                       True Way Evangelisticmission       62,661.158;
                       Attn:  Wilmure Burden               record and
                       PO Box 61365                        beneficial
                       Virginia Bch, VA  23466

                                      195

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       BA Investment Services, Inc.        Investor C          19.15%            .03%
                       FBO 435649131                      47,045.023;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       Dorothy L Edwards                   Investor C          6.72%             .01%
                       3400 Kim Court SW A25              16,498.306;
                       Roanoke, VA  24018                  record and
                                                           beneficial

Short-Term Income      Bank of America NA                  Primary A           94.77%           90.32%
Fund                   Attn Tony Farrer                 38,964,844.054;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.032; record
                       111 Center Street
                       Little Rock, AR  72201

                       NFSC FEBO #W38-013528               Investor A          7.12%             .24%
                       Kenneth D Pezzulla TTEE            103,021.916;
                       PATS Inc Empl Stock Ownership       record and
                       U/A 7/1/94                          beneficial
                       401 Washington Ave Suite 301
                       Towson, MD  21204

                       Michael D Shea                      Investor A          7.01%             .23%
                       4770 South Atlanta Road            101,356.781;
                       Smyrna, GA  30080                   record and
                                                           beneficial

                       Southern Gas Association            Investor A          6.27%             .21%
                       Investment Fund                    90,722.121;
                       Attn Dotty Thornhill                record and
                       3030 LBJ Freeway #1300 LB 60        beneficial
                       Dallas, TX  75234

                       NFSC FEBO #W17-656283               Investor A          5.59%             .19%
                       Dr George B Richardson             80,823.300;
                       516 Azalea Lane                     record and
                       Florence, SC  29501                 beneficial

                       Gator Broadcasting Corporation      Investor A          5.28%             .18%
                       Attn DavidGregg 111                76,321.190;
                       2200 Claredon St                    record and
                       Arlington, VA  22201-3331           beneficial

                                      196

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       NFSC FEBO # W17-731269              Investor B          9.99%             .09%
                       West Anderson Rural Water &        40,758.093;
                       Sewer Co Inc                        record and
                       2767 Whitehall Rd                   beneficial
                       Anderson, SC  29625

                       NFSC FEBO # W17-730858              Investor B          6.44%             .06%
                       NFSC/FMTC IRA                      26,268.375;
                       FBO James R Vaughn                  record and
                       234 Cureton Lane                    beneficial
                       Pickens, SC  29671

                       NFSC FEBO # W17-731277              Investor B          5.93%             .06%
                       W Anderson Rural Water & Sewer     24,170.344;
                       Reserve Fund                        record and
                       2767 Whitehall Rd                   beneficial
                       Anderson, SC  29625

                       Alden Enterprises Inc               Investor C          19.45%            .06%
                       5900 Gulf Blvd                     25,588.536;
                       St Pete Beach, FL  33706            record and
                                                           beneficial

                       NFSC FEBO # W62-019461              Investor C          15.50%            .05%
                       Nations Bank Collateral Acct       20,387.360;
                       FBO C Louise Wilson                 record and
                       2945 Froitzhem Sreet                beneficial
                       Callahan, FL  32011

                       The Lincolnshire Trust              Investor C          13.08%            .04%
                       5208 Lincolnshire                  17,211.104;
                       Dallas, TX  75287                   record and
                                                           beneficial

                       James B Clement                     Investor C          9.21%             .03%
                       P O Box 5C                         12,109.606;
                       Lafayette, LA  70505-6003           record and
                                                           beneficial

                       Erna M Weidner                      Investor C          6.15%             .02%
                       108 Lariat                          8,084.500;
                       San Antonio, TX  78232-1004         record and
                                                           beneficial

                       BA Investment Services, Inc.        Investor C          6.06%             .02%
                       FBO 435996951                       7,972.973;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BNY Cust IRA FBO                    Investor C          5.04%             .02%
                       Don E Bastian                       6,623.932;
                       1920 Barron Ct                        record
                       Charlottesville, VA  22911-7584

Diversified Income     Bank of America NA                  Primary A           91.80%           51.60%
Fund                   Attn Tony Farrer                 12,572,954.727;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.063; record
                       111 Center Street
                       Little Rock, AR  72201

                                      197

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       BNY Cust IRA FBO                    Investor A          14.55%            .05%
                       James L Bowen Jr.                  12,664.419;
                       195 Springhill Dr                     record
                       Tifton, GA  31794

                       J David Dalton TTEE Lowcountry      Investor A          8.61%             .03%
                       Orthopedics Associates P/S/P        7,493.283;
                       Dated 08-05-87                      record and
                       9313 Medical Plaza Drive Suite      beneficial
                       302
                       Charleston, SC  29406

                       Jean E. Kellogg and                 Investor A          7.19%             .03%
                       Thomas G. Kellogg JTTEN             6,261.685;
                       52109 Tara Dr                       record and
                       South Bend, IN  46628               beneficial

                       BNY Cust Rollover IRA FBO           Investor A          6.06%             .02%
                       James L. Payne                      5,272.125;
                       Box 434                               record
                       Hemphill, TX  75948

                       BNY Cust IRA FBO                    Investor A          5.48%             .02%
                       Jeremiah J. Leahy                   4,772.866;
                       1101 N Elm St #503                    record
                       Greensboro, NC  27401

                       BNY Cust IRA FBO                    Investor A          5.33%             .02%
                       Cleveland H White                   4,652.747;
                       133 George Ln                         record
                       Bonneau, SC  29431

                       Anne Valcourt GDN FBO Danyel        Investor A          5.25%             .02%
                       Chaniequa Solange Valcourt          4,571.845;
                       C/O H R Chaplin                     record and
                       9930 W Broadview Dr                 beneficial
                       Bay Harbor Island, FL  33154

                       Bank of America NA                  Investor A          6.49%             .97%
                       The Private Bank                   236,861.105;
                       Attn Common Trust Funds Unit        record and
                       38329                               beneficial
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       BA Investment Services, Inc.        Investor C          11.76%            .07%
                       FBO 300181211                      18,205.192;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       NFSC FEBO # W17-662682              Investor C          9.96%             .06%
                       NFSC/FMTC IRA Rollover             15,425.100;
                       FBO Linda G Walker                  record and
                       7 Sally St                          beneficial
                       Sprartanburg, SC  29301

                       Stuart K Colonna TTEE               Investor C          6.62%             .04%
                       Bayshore Concrete Products Corp    10,246.662;
                       Retirement Savings Plan             record and
                       1 Bayshore Rd P O Box 230           beneficial
                       Cape Charles, VA  23310

                                      198

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W15-001520              Investor C          6.19%             .04%
                       Clarence G Boehm                    9,587.622;
                       136 E Edgewater Dr                  record and
                       Charleston, SC  29407               beneficial

                       NFSC FEBO # W15-005630              Investor C          5.73%             .04%
                       Rita C Cook                         8,875.156;
                       8405 E Saddlebrook Dr               record and
                       Charleston, SC  29420               beneficial

Strategic Fixed        Bank of America NA                  Primary A           95.51%           93.59%
Income Fund            Attn Tony Farrer                 175,940,400.921;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.050; record
                       111 Center Street
                       Little Rock, AR  72201

                       Mercantile Safe Dep & Trust Co      Investor A          7.59%             .12%
                       TTEE                               222,311.538;
                       Case Communications Defined           record
                       Benefit Plan A/C# 3400306
                       U/A DTD 05/28/1984
                       766 Old Hammonds Ferry Road
                       Linthicum, MD  21090

                       Alden Enterprises Inc               Investor C          21.56%            .01%
                       5900 Gulf Blvd                     25,172.293;
                       St Pete Beach, FL  33706            record and
                                                           beneficial

                       Summerville Pediatrics Pa           Investor C          17.59%            .01%
                       Profit Sharing Plan                20,537.281;
                       312 Midland Parkway                 record and
                       Summerville, SC  29485-8114         beneficial

                       BNY Cust IRA FBO                    Investor C          8.24%             .01%
                       James A Blanchard                   9,616.933;
                       9 Las Brisas                          record
                       Austin, TX  78746

                       Carver Development Board            Investor C          6.96%              0%
                       Endowment Fund                      8,130.824;
                       226 N Hackberry St                  record and
                       San Antonio, TX  78202              beneficial

                       Dorothy L Edwards                   Investor C          5.85%              0%
                       3400 Kim Court SW A25               6,827.791;
                       Roanoke, VA  24018                  record and
                                                           beneficial

                       Erna M Weidner                      Investor C          5.21%              0%
                       108 Lariat                          6,087.443;
                       San Antonio, TX  78232-1004         record and
                                                           beneficial

                                      199

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Municipal Income Fund  Bank of America NA                  Primary A           99.73%           91.11%
                       Attn Tony Farrer                 54,774,310.248;
                       1401 Elm Street 11th Floor          record and
                       Dallas, TX  75202-2911              beneficial

                       NFSC FEBO # W38-676063              Investor B          6.60%             .13%
                       Sid Meier                          78,253.956;
                       2 Sheepfold La                      record and
                       Hunt Valley, MD  21030              beneficial

                       Denise Maxwell                      Investor C          21.99%            .08%
                       45 Sallebrook                      46,055.756;
                       Houston, TX  77024                  record and
                                                           beneficial

                       NFSC FEBO # W53-715107              Investor C          8.43%             .03%
                       Rosalie Chod TTEE                  17,644.084;
                       The Rosalie Chod Rev Tr             record and
                       U/A 8/25/89                         beneficial
                       286 Hewlett Ct
                       Saint Louis, MO  63141

                       NFSC FEBO # W65-633313              Investor C          5.87%             .02%
                       College Park Partners Ltd          12,291.077;
                       a Partnership                       record and
                       117 Spring Chase Circle             beneficial
                       Atlamonte Springs, FL  32714

                       Emmet David Gelhot                  Investor C          5.05%             .02%
                       5630 Oleatha Avenue                 10,578.066
                       Saint Louis, MO  63139-1504

                       Harry Singer Family LTD             Investor A          8.90%             .19%
                       A Colorado LTD Partnership         112,324.561;
                       2960 Wentworth                      record and
                       Weston, FL  33332                   beneficial

                       NFSC FEBO #W65-028193               Investor A          7.40%             .16%
                       Thurman D Kitchin                  93,419.025;
                       P O Box 1479                        record and
                       Winter Park, FL  32790              beneficial

Short Term             Bank of America NA                  Primary A           98.89%           57.37%
Muni.cipal Income      Attn Tony Farrer                  6,574,680.212;
Fund                   1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Balsa & Co                          Investor A          17.89%            5.34%
                       c/o Chase Manhattan Bank           612,417.268;
                       PO Box 1768 Grand Central             record
                       Station
                       New York, NY  10163-1768

                       Robert Sunderland                   Investor A          9.16%             2.74%
                       PO Box 25900                       313,715.126;
                       Shawnee Mission, KS  66225-5900     record and
                                                           beneficial

                       J Michael Nixon                     Investor A          6.40%             1.91%
                       621 SW Baypoint Circle             219,122.511;
                       Palm City, FL  34990-1753           record and
                                                           beneficial

                                      200

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W52-000035              Investor A          5.83%             1.74%
                       Fred J Nesbit                      199,401.795;
                       Linda M Nesbit                      record and
                       415 45th St                         beneficial
                       Des Moines, IA  50312

                       NFSC FEBO # W52-686921              Investor A          5.33%             1.59%
                       Robert E Esrey TR                  182,426.388;
                       Robert E Esrey TTEE                 record and
                       U/A 11/30/94                        beneficial
                       4435 Main St Ste 1000
                       Kansas City, MO  64111

                       NFSC FEBO # W52-600571              Investor B          22.13%            2.04%
                       Joseph Carter                      233,712.038;
                       Diana Carter                        record and
                       3000 W 117th St                     beneficial
                       Leawood, KS  66211

                       NFSC FEBO # W15-000515              Investor B          10.58%            .97%
                       William L Spadoni                  111,692.622;
                       Julia S Spadoni                     record and
                       PO Box 1019                         beneficial
                       Myrtle Beach, SC  29578

                       NFSC FEBO # W13-629138              Investor B          6.69%             .62%
                       Paragon Assets II                  70,605.322;
                       4520 King Street #205               record and
                       Alexandria, VA  22302               beneficial

                       NFSC FEBO # W27-709450              Investor B          5.90%             .54%
                       James D Yopp Jr                    62,279.218;
                       1095 Fieldwood Lane                 record and
                       Winston Salem, NC  27106            beneficial

                       NFSC FEBO # W26-783200              Investor B          5.07%             .47%
                       James H Sparks                     53,542.645;
                       Karen M Sparks                      record and
                       4006 N Witchduck Rd                 beneficial
                       Virginia Bch, VA  23455

                       Donald E Steen &                    Investor C          38.31%            .95%
                       Trudy K Steen Jtwros               108,365.595;
                       5715 Thames Ct                      record and
                       Dallas, TX  75252                   beneficial

                       Christopher H Williams              Investor C          26.17%            .65%
                       10 Hampton Hills Lane              74,025.169;
                       Richmond, VA  23226                 record and
                                                           beneficial

                       NFSC FEBO # W14-689122              Investor C          9.66%             .24%
                       Dr Cecil J Waylan                  27,330.684;
                       Karen S Waylan                      record and
                       9275 Chandler Bluff                 beneficial
                       Alpharetta, GA  30022

                                      201

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W52-686450              Investor C          7.10%             .18%
                       Henry F Frigon                     20,090.089;
                       Henry F. Frigon TTEE                record and
                       U/A 03/23/90                        beneficial
                       PO Box 18
                       Maysville, MO  64469

                       NFSC FEBO # W26-018473              Investor C          5.28%             .13%
                       H William Coogan Jr                14,933.839;
                       Susan C Coogan                      record and
                       4712 Charmian Road                  beneficial
                       Richmond, VA  23226

Intermediate           Bank of America NA                  Primary A           99.66%           96.76%
Municipal Bond Fund    Attn Tony Farrer                 87,916,274.555;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Warren Montouri                     Investor A          17.95%            .42%
                       2440 Virginia Ave NW               385,569.792;
                       Washington, DC  20037-2601          record and
                                                           beneficial

                       Hometown Bank & Company             Investor A          14.52%            .34%
                       PO Box 2887                        311,904.773;
                       Wilson, NC  27894-2887              record and
                                                           beneficial

                       VATCO                               Investor A          6.03%             .14%
                       c/o The Trust Company of           129,482.949;
                       Virginia                            record and
                       9030 Stony Point Pkway Ste 300      beneficial
                       Richmond, VA  23235

                       NFSC FEBO # W52-000019              Investor A          5.85%             .14%
                       Frank B Comfort                    125,552.732;
                       4912 Cedar Drive                    record and
                       West Des Moines, IA  50266          beneficial

                       NFSC FEBO # W18-738263              Investor A          5.18%             .12%
                       Edelweiss Corp                     111,199.566;
                       Attn:  Mary Tyler Labhart           record and
                       1445 Ross @ Field Ste 1500          beneficial
                       Dallas, TX  75202

                       NFSC FEBO # W14-884685              Investor B          9.36%             .03%
                       Win Communication Corp             28,310.447;
                       Attn:  Bob Poole                    record and
                       6755 Jimmy Carter Blvd              beneficial
                       Norcross, GA  30071

                       NFSC FEBO # W15-626244              Investor B          8.37%             .03%
                       Robert J Evans                     25,321.240;
                       Ollie P Evans                       record and
                       Mary Helen Schulte                  beneficial
                       255 Weatherly Club Dr
                       Alabaster, AL  35007

                                      202

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W15-649406              Investor B          5.89%             .02%
                       Gustave J Crispyn TTEE             17,804.347;
                       Joseph A Crispyn Tr                 record and
                       U/A 7/21/97                         beneficial
                       2382 Cat Tail Pound Rd
                       Johns Island, SC  29455

                       NFSC FEBO # W15-649414              Investor B          5.88%             .02%
                       Mildred M Crispyn TTEE             17,798.304;
                       Timothy J Crispyn Tr                record and
                       U/A 7/21/97                         beneficial
                       2382 Cat Tail Pond Rd
                       Johns Island, SC  29455

                       NFSC FEBO # W41-673196              Investor B          5.17%            17.20%
                       Ellen Aston Paull                  15,625,000;
                       1407 N Weston Lane                  record and
                       Austin, TX  78733                   beneficial

                       Gerhard Kleinschmidt and            Investor C          33.21%            .07%
                       Gwendolyn Kleinschmidt Jtwros      62,061.681;
                       101 Oak Creek Trail                 record and
                       Aledo, TX  76008                    beneficial

                       Eugene R Allspach and               Investor C          27.79%            .06%
                       Joann M Allspach Jtwros            51,924.795;
                       3760 Darcus St                      record and
                       Houston, TX  77005-3704             beneficial

                       Charles W. Doolin                   Investor C          20.64%            .04%
                       3508 Harvard Ave                   38,572.130;
                       Dallas, TX  75205-0000              record and
                                                           beneficial

                       NFSC FEBO # W23-627305              Investor C          12.33%            .03%
                       Neal S Platzer                     23,043.818;
                       Jack W Crosby                       record and
                       Special AC                          beneficial
                       1410 Lost Ridge Cir
                       Seabrook, TX  77586

Florida Municipal      Bank of America NA                  Primary A           99.87%           49.96%
Bond Fund              Attn Tony Farrer                  7,694,560.720;
                       1401 Elm Street 11th Floor          record and
                       Dallas, TX  75202-2911              beneficial

                       National Financial Svs Corp         Investor A          65.82%           26.42%
                       for the Exclusive Benefit of      4,068,852.341;
                       our Customers                       record and
                       Church Street Station               beneficial
                       PO Box 3908
                       New York, NY  10008-3908

                       NFSC FEBO # W64-048550              Investor C          87.48%            .01%
                       Thomas W Brown                      2,019.621;
                       Rt 20 Box 2130                      record and
                       Lake City, FL  32055                beneficial

Florida Intermediate   Bank of America NA                  Primary A           99.92%           91.88%
Municipal Bond Fund    Attn Tony Farrer                 21,375,342.786;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                                      203

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W52-739600              Investor B          5.03%             .10%
                       Sally Ann Batz TTEE                23,930.213;
                       of The Sally Ann Batz Living Tr     record and
                       U/A 10/15/91                        beneficial
                       88 NE Alice St
                       Jensen Beach, FL  34957

                       NFSC FEBO # W60-190306              Investor C          74.38%            .35%
                       Ming J Wu and                      81,352.549;
                       Fen Fen Wu Jtwros                   record and
                       3371 Hickory Wood Way               beneficial
                       Tarpon Springs, FL  34689

                       Doris R Bomstein and Sanford        Investor C          8.84%             .04%
                       Sanford Bomstein TTEES              9,672.647;
                       Doris R Bomstein Trust              record and
                       U/A/D 08/20/91                      beneficial
                       3000 S Ocean Blvd Apt 1201
                       Boca Raton, FL 33432

                       NFSC FEBO # W19-654655              Investor C          8.54%             .04%
                       Moshe Ezratti                       9,336.140;
                       Rosa Ezratti                        record and
                       1401 University Dr 200              beneficial
                       Coral Springs, FL  33071

                       Sanford and Doris R Bomstein        Investor C          7.03%             .03%
                       TTEES                               7,688.941;
                       Sanford Bomstein Trust UAD          record and
                       11/4/91                             beneficial
                       3000 South Ocean Blvd #1201
                       Boca Raton, FL  33431

Georgia Intermediate   Bank of America NA                  Primary A           99.99%           82.48%
Municipal Bond Fund    Attn Tony Farrer                 12,048,455.809;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       The Crumpler Investment LP          Investor A          23.05%            2.73%
                       Crumpler Investment Mgt Co         399,157.804;
                       LLC/GP                              record and
                       50 Old Vermont Pl                   beneficial
                       Atlanta, GA  30328-0000

                       Wachovia Securities, Inc.           Investor A          8.49%             1.01%
                       FBO 402-08416-17                   147,075.290;
                       P.O. Box 1220                         record
                       Charlotte, NC  28201-1220

                       NFSC FEBO #W14-004162               Investor A          7.69%             .91%
                       Alice Hinton Ray                   133,188.372;
                       P O Box 415                         record and
                       Dacula, GA  30019                   beneficial

                       NFSC FEBO #W14-007528               Investor A          5.39%             .64%
                       John W Wilcox Jr                   93,406.520;
                       2551 Potomac Ave NE                 record and
                       Atlanta, GA  30305                  beneficial

                                      204

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W14-009636              Investor B          34.32%            1.74%
                       Derst Investments LP               254,882.288;
                       a Partnership                       record and
                       258 Varn Drive                      beneficial
                       Savannah, GA  31405

                       NFSC FEBO # W14-652571              Investor C          63.88%            .35%
                       Letty C Cagle                      51,641.107;
                       Douglas Cagle                       record and
                       Apt 318 8592 Roswell Rd             beneficial
                       Atlanta, GA  30350

                       NFSC FEBO # W14-853925              Investor C          11.81%            .07%
                       Charles D Davidson                  9,544.726;
                       Judith L Davidson                   record and
                       580 Glen Hampton Dr                 beneficial
                       Alpharetta, GA  30004

Georgia Municipal      Bank of America NA                  Primary A           99.97%           41.70%
Bond Fund              Attn Tony Farrer                   992,558.228;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO # W14-004162              Investor A          64.22%            6.05%
                       Alice Hinton Ray                   143,972.542;
                       P O Box 415                         record and
                       Dacula, GA  30019                   beneficial

                       NFSC FEBO # W14-749877              Investor A          12.18%            1.15%
                       Hunter R Hughes III                27,312.209;
                       c/o Rogers & Hardin                 record and
                       229 Peachtree St NW                 beneficial
                       2700 Cain International Tower
                       Atlanta, GA  30327

                       NFSC FEBO # W14-725382              Investor A          11.19%            1.05%
                       Edd Price                          25,080.278;
                       Lynn Price                            record
                       AAA Tank Testers
                       5600 Oakbrook Pkwy Suite 120
                       Norcross, GA  30093

                       Stephens Inc                        Investor C           100%             .01%
                       Attn:  Cindy Cole                287.975; record
                       111 Center Street
                       Little Rock, AR  72201

Maryland               Bank of America NA                  Primary A            100%            88.69%
Intermediate           Attn Tony Farrer                 16,786,883.917;
Municipal Bond Fund    1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO #W13-061581               Investor A          20.53%            1.66%
                       Robert Gladstone                   314,858.836;
                       Leslie Gladstone                    record and
                       2468 Belmont Rd NW                  beneficial
                       Washington, DC  20008

                                      205

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO #W38-007404               Investor A          5.95%             .48%
                       Vincent L. Salvatori               91,178.519;
                       Carol H Salvatori                   record and
                       2652 Greenbriar Rd                  beneficial
                       Annapolis, MD  21401

                       NFSC FEBO #W13-640379               Investor A          5.38%             .44%
                       Carol C House                      82,501.641;
                       Peter W House                       record and
                       4210 Leeward Pl                     beneficial
                       Bethesda, MD  20816

                       NFSC FEBO # W13-622168              Investor C          13.51%            .03%
                       Donald J Kunkoski                   6,446.650;
                       Eileen M. Kunkoski                  record and
                       2180 W March Ct                     beneficial
                       Frederick, MD  21702

                       NFSC FEBO # W13-633313              Investor C          11.45%            .03%
                       Albert J Robertazzi                 5,461.084;
                       Susan E Franks                      record and
                       11564 W Hill Dr                     beneficial
                       Rockville, MD  20852

                       NFSC FEBO # W13-680141              Investor C          8.79%             .02%
                       James Lee Donaldson                 4,195.166;
                       Robert W Donaldson                  record and
                       12604 Farnell Dr                    beneficial
                       Wheaton, MD  20906

                       NFSC FEBO # W13-661058              Investor C          7.85%             .02%
                       Girard F Stegner                    3,745.467;
                       Betty C Stegner                     record and
                       29 Consett Pl                       beneficial
                       Frederick, MD  21703

                       NFSC FEBO # W13-660124              Investor C          6.95%             .02%
                       Jessica Udall Gil                   3,316.201;
                       Milan D Smith Jr                    record and
                       5610 Wisconsin Av                   beneficial
                       Chevy Chase, MD  20815

                       NFSC FEBO # W13-697036              Investor C          6.78%             .02%
                       Frank Baker                         3,236.448;
                       Steven L Baker                      record and
                       Teresa L Radi                       beneficial
                       250 Wyngate Dr
                       Frederick, MD  21701

                       NFSC FEBO # W13-699381              Investor C          5.38%             .01%
                       Kwok Luen Lee                       2,568.220;
                       Patsy S Lee                         record and
                       2705 Hardy Av                       beneficial
                       Wheaton, MD  20902

Maryland Municipal     Bank of America NA                  Primary A           99.98%           48.71%
Bond Fund              Attn Tony Farrer                  1,798,369.080;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                                      206

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W13-640379              Investor A          58.88%            2.82%
                       Carol C House                      104,033.033;
                       Peter W House                       record and
                       4210 Leeward Pl                     beneficial
                       Bethesda, MD  20816

                       NFSC FEBO # W13-634760              Investor A          13.31%            .64%
                       Raymond A Turetsky                 23,517.554;
                       Bess H Turetsky                     record and
                       11220 Woodson Av                    beneficial
                       Kensington, MD  20895

                       NFSC FEBO # W13-6567097             Investor A          7.47%             .36%
                       Dona L Lechliter                   13,202.752;
                       Stephen C Lechliter                 record and
                       4102 Madison Street                 beneficial
                       Hyattsville, MD  20781

                       NFSC FEBO # W13-770442              Investor A          6.49%             .31%
                       Richard E Ireland                  11,463.769;
                       Mary E Ireland                      record and
                       1423 Grouse Ct                      beneficial
                       Frederick, MD  21703

                       NFSC FEBO # W38-028541              Investor C          98.62%            .56%
                       Elizabeth Gregory                  20,549.684;
                       PO Box 2327                         record and
                       Ocean City, MD  21843               beneficial

North Carolina         Bank of America NA                  Primary A           99.73%           91.87%
Intermediate           Attn Tony Farrer                 18,217,203.650;
Municipal Bond Fund    1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO #X68-061336               Investor A          10.10%            .48%
                       Julia E Clark                      95,615.783;
                       4600 Troy's Mtn LN                  record and
                       Durham, NC  27705                   beneficial

                       NFSC FEBO #W16-714542               Investor A          7.18%             .34%
                       W Frank Dowd Jr.                   67,966.953;
                       P O Box 35430                       record and
                       Charlotte,NC  28235                 beneficial

                       NFSC FEBO # W26-656267              Investor A          6.30%             .30%
                       Eileen M Friars                    59,646.179;
                       3516 Foxcroft Road                  record and
                       Charlotte, NC  28211                beneficial

                       NFSC FEBO # PSA-042072              Investor A          6.25%             .30%
                       Ron F Robine                       59,191.434;
                       Cathy G Robine                      record and
                       18512 Square Sail Road              beneficial
                       Cornelius, NC  28031

                                      207

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W27-002879              Investor B          5.86%             .18%
                       Jack Cartwright                    35,348.838;
                       1040 Cantering Rd                   record and
                       High Point, NC  27262               beneficial

                       NFSC FEBO # W27-734004              Investor C          26.00%            .01%
                       Barbara B Coyner                    2,334.746;
                       513 Lake Boone Trail                record and
                       Raleigh, NC  27608                  beneficial

                       NFSC FEBO # W27-682217              Investor C          18.78%            .01%
                       J Robert Stout Revocab Tr           1,686.289;
                       J Robert Stout                      record and
                       U/A 02/19/97                        beneficial
                       PO Box 35343
                       Greensboro, NC  27425

                       NFSC FEBO # W27-747360              Investor C          12.14%            .01%
                       Anna B Steele                       1,089.840;
                       2041 Georgia Avenue                 record and
                       Winston Salem, NC  27104            beneficial

                       NFSC FEBO # W27-745472              Investor C          11.18%            .01%
                       W Joseph Selvia                     1,004.177;
                       Jay P Selvia                        record and
                       4041 Max Dr                         beneficial
                       Winston Salem, NC  27106

                       NFSC FEBO # W27-740810              Investor C          6.88%              0%
                       Thomas H Blount                  617.550; record
                       Doris J Blount                    and beneficial
                       207 W 11th St
                       Washington, NC  27889

                       NFSC FEBO # W27-002720              Investor C          6.82%              0%
                       Roger W Simmons                  612.591; record
                       Mary R Simmons                    and beneficial
                       150 River Hill Drive
                       Advance, NC  27006

North Carolina         Bank of America NA                  Primary A           99.98%           39.75%
Municipal Bond Fund    Attn Tony Farrer                  1,702,978.888;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

South Carolina         Bank of America NA                  Primary A            100%            88.09%
Intermediate           Attn Tony Farrer                 22,571,450.616;
Municipal Bond Fund    1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO #W15-635901               Investor A          11.31%            .84%
                       James T Pearce                     215,016.960;
                       P O Box 1986                        record and
                       Greenville, SC  29602               beneficial

                       NFSC FEBO #W15-620629               Investor A          9.92%             .74%
                       J C Bernard                        188,517.286;
                       Merna D Bernard                     record and
                       110 Dolphin Point Dr                beneficial
                       Beaufort, SC  29902

                                      208

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       James Markham                       Investor A          5.08%             .38%
                       99 Birdsong Way                    96,557.940;
                       Hilton Head Island, SC  29926       record and
                                                           beneficial

                       NFSC FEBO # W15-645788             Investment B         9.54%             .31%
                       Gustave J Crispyn                  79,899.553;
                       Mildred M Crispyn                   record and
                       2382 Cat Tail Pond Rd               beneficial
                       Johns Island, SC  29455

                       NFSC FEBO # W17-681547              Investor B          5.67%             .19%
                       Jimmy Ruppe                        47,497.048;
                       Judy Ruppe                          record and
                       1505 Cherokee Av                    beneficial
                       Gaffney, SC  29340

                       NFSC FEBO # W15-645583              Investor C          36.44%            .44%
                       Berchtold Corp                     112,082.887;
                       1950 Hanahan Rd                     record and
                       Charleston, SC  29406               beneficial

                       NFSC FEBO # W15-659860              Investor C          6.95%             .08%
                       Diane Saari Mccall                 21,377.772;
                       Mark J Mccall                       record and
                       12 Guerard Rd                       beneficial
                       Charleston, SC  29407

                       NFSC FEBO # W15-654680              Investor C          6.23%             .07%
                       Edward Mccloud                     19,155.748;
                       Elizabeth M. Robinson               record and
                       523 Carpenter St                    beneficial
                       Charleston, SC  29412

                       NFSC FEBO # W15-624438              Investor C          5.98%             .07%
                       Tracy S Harvey                     18,402.911;
                       Susan C Harvey                      record and
                       5033 Stone Plantation Dr            beneficial
                       Meggell, SC  29449

South Carolina         Bank of America NA                  Primary A            100%            53.34%
Municipal Bond Fund    Attn Tony Farrer                  1,314,561.532;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO # W17-656208              Investor A          45.40%            2.05%
                       Donna R Cart                       50,417.339;
                       1140 Partridge Rd                   record and
                       Spartanburg, SC  29302              beneficial

                       NFSC FEBO # W18-693910              Investor A          28.88%            1.30%
                       Cuppia Investments LP              32,069.220;
                       P O Drawer 22449                    record and
                       Hilton Head Island, SC  29925       beneficial

                                      209

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Wachovia Bank NA Investment Mgr     Investor A          7.94%             .36%
                       Charles D. Erb TTEE for             8,819.040;
                       Charles D Erb Trust U/A Dtd           record
                       10/4/88
                       PO Box 3073
                       M/C NC-31057
                       Winston-Salem, NC  27150

Tennessee              Bank of America NA                  Primary A            100%            78.38%
Intermediate           Attn Tony Farrer                  4,129,466.991;
Municipal Bond Fund    1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO #W25-680427               Investor A          15.45%            2.49%
                       Bob G Long                         131,222.706;
                       PO Box 266                          record and
                       Hermitage, TN  37076                beneficial


                       NFSC FEBO #W25-683256               Investor A          13.76%            2.22%
                       Marshall T Polk III                116,836.192;
                       PO Box 90148                        record and
                       Nashville, TN  37209                beneficial

                       SunTrust Bank Chattanooga NA        Investor A          7.16%             1.15%
                       H Clay Evans Johnson Rev Trust     60,784.510;
                       U/A Dtd 5/9/85 A/C 40E55700         record and
                       Attn:  Mutual Funds                 beneficial
                       PO Box 105870 Center 3144
                       Atlanta, GA  30348

                       NFSC FEBO #W25-684716               Investor A          6.85%             1.10%
                       James R. Kellam III                58,176.257;
                       3605 Sycamore Lane                  record and
                       Nashville, TN  37215                beneficial

                       Ralph S Graham TTEE                 Investor A          6.69%             1.08%
                       Ralph S Graham Rev Liv Trust       56,767.294;
                       U/A Dtd 08/14/1990                  record and
                       PO Box 235                          beneficial
                       Big Sandy, TN  38221

                       NFSC FEBO #W25-683388               Investor A          5.75%             .93%
                       Glenn Huff                         48,839.773;
                       Honor Huff                          record and
                       509 Mansion Dr                      beneficial
                       Brentwood, TN  37027

                       NFSC FEBO #W25-680419               Investor A          5.33%             .86%
                       Joseph L Dilorenzo                 45,251.980;
                       310 Watercress Drive                record and
                       Franklin, TN  37064                 beneficial

                       NFSC FEBO # W25-683043              Investor B          22.21%            1.22%
                       John O Colton                      64,399.438;
                       6211 Jocelyn Hollow Road            record and
                       Nashville, TN  37205                beneficial

                       NFSC FEBO # W25-684570              Investor B          13.60%            .75%
                       Robert R Hayes                     39,430.054;
                       Vira E Hayes                        record and
                       400 Bryants Lane                    beneficial
                       Woodbury, TN  37190

                                      210

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       NFSC FEBO # W25-008028              Investor B          5.88%             .32%
                       David A Lockmiller                 17,056.616;
                       Carlotta E Lockmiller               record and
                       4343 Lebanon Rd Apt#1711            beneficial
                       Hermitage, TN  37076

Tennessee Municipal    Bank of America NA                  Primary A           99.95%           52.38%
Bond Fund              Attn Tony Farrer                   568,064.620;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO # W25-002658              Investor A          41.94%            2.63%
                       William W Pugh Jr                  28,524.330;
                       106 Orchard Circle                  record and
                       Oak Ridge, TN  37830                beneficial

                       NFSC FEBO # W25-682101              Investor A          17.78%            1.11%
                       Allene Ellis                       12,089.764;
                       Joyce Rose                          record and
                       2544 Bearwallow Rd                  beneficial
                       Ashland City, TN  37015

                       NFSC FEBO # EMP-050393              Investor A          7.55%             .47%
                       Louise E Cole                       5,131.742;
                       Clifford E Cole                     record and
                       1501 Gale Lane                      beneficial
                       Nashville, TN  37212

                       NFSC FEBO # W25-673358              Investor A          7.40%             .46%
                       Billie L Martin                     5,035.198;
                       227 Deer Park Circle                record and
                       Nashville, TN  37205                beneficial

                       NFSC FEBO # W25-605786              Investor A          7.21%             .45%
                       Billy Joe Davis                     4,905.129;
                       PO Box 487                          record and
                       Lake City, TN  37769                beneficial

                       NFSC FEBO # W25-682357              Investor A          6.17%             .39%
                       Theodore J Novak                    4,196.009;
                       3860 West Trace Creek Road          record and
                       Waverly, TN  37185                  beneficial

                       NFSC FEBO # W25-684350              Investor B          15.46%            6.29%
                       Miriam F Hildebrand                68,241.749;
                       884 Edmondson Pike                  record and
                       Brentwood, TN  37027                beneficial

                       NFSC FEBO # W25-617954              Investor C          60.81%            .37%
                       Frank W Condurelis                  4,023.391;
                       Jane E Condurelis                   record and
                       806 Brentview Dr                    beneficial
                       Nashville, TN  37220

                       NFSC FEBO # W25-009660              Investor C          34.92%            .21%
                       Donald J Southard Sr                2,310.268;
                       Barbara C Southard                  record and
                       278 Joe Byrd Ln                     beneficial
                       Clinton, TN  37716

                                      211

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Texas Intermediate     Bank of America NA                  Primary A            100%            97.65%
Municipal Bond Fund    Attn Tony Farrer                 37,413,724.971;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       NFSC FEBO # W40-678880              Investor B          15.03%            .08%
                       James Robert Mallory               31,172.216;
                       Faith K Mallory                     record and
                       2400 Winton Terr E                  beneficial
                       Fort Worth, TX  76109

                       NFSC FEBO # W18-719404              Investor B          10.96%            .06%
                       Montine T Wisdom                   22,726.776;
                       6335 W Northwest Hwy #1318          record and
                       Dallas, TX  75225                   beneficial

                       NFSC FEBO # W41-600997              Investor B          8.46%             .05%
                       Oliver Roofing Systems             17,558.892;
                       PO Box 180191                       record and
                       Austin, TX  78718                   beneficial

                       NFSC FEBO # W40-682470              Investor B          7.72%             .04%
                       A G Martin                         16,007.825;
                       Nellie L Martin                     record and
                       2011 32nd St                        beneficial
                       Lubbock, TX  79411

                       Stephens Inc                        Investor C           100%              0%
                       Attn:  Cindy Cole                253.066; record
                       111 Center Street
                       Little Rock, AR  72201

Texas Municipal Bond   Bank of America NA                  Primary A           99.97%           54.45%
Fund                   Attn Tony Farrer                   856,091.141;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Motco                               Investor A          59.83%            1.46%
                       P O Box 17001-Trust                22,935.780;
                       San Antonio, TX  78217              record and
                                                           beneficial

                       National Investor Services Corp     Investor A          13.05%            .32%
                       for the Exclusive Benefit of        5,002.051;
                       our Customers                         record
                       55 Water Street 32nd Fl
                       New York, NY  10041-3299

                       Edward D Jones & Co                 Investor A          7.44%             .18%
                       FBO Adolph F Schmidt &              2,852.800;
                       Elvira H Schmidt FM 466             record and
                       EDJ# 5120611313                     beneficial
                       P O Box 2500 Maryland Heights,
                       MO 63043-8500

                       NFSC FEBO # W40-650790              Investor A          7.15%             .17%
                       Seth W Lehmberg                     2,742.706;
                       Rose Mary Lehmberg                  record and
                       2201 Meadow Lane                    beneficial
                       Taylor, TX  76574

                                      212

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Shirley A Wagner                    Investor A          6.69%             .16%
                       3002 San Paula                      2,565.948;
                       Dallas, TX  75228-0000              record and
                                                           beneficial

                       NFSC FEBO # W40-609048              Investor B          5.99%             2.55%
                       Jane M Mccarver Ex                 40,050.599;
                       E/O A G Mccarver                    record and
                       901 W Indianna Ste A                beneficial
                       Midland, TX  79701

                       NFSC FEBO # W41-617733              Investor C          96.57%            .52%
                       Jay L Willmann                      8,104.120;
                       Catherine B Willmann                record and
                       2918 Kassarine Pass                 beneficial
                       Austin, TX  78704

Virginia               Bank of America NA                  Primary A            100%            78.15%
Intermediate           Attn Tony Farrer                 21,010,064.166;
Municipal Bond Fund    1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Roy R Martine &                     Investor A          94.87%            .12%
                       Kathleen H Martine Jtwros          32,074.758;
                       4009 Tottenham Court                record and
                       Richmond, VA  23233-1771            beneficial

                       Dorothy Lee Walshe                  Investor C          12.48%            .03%
                       5801 Mill Spring Rd                 9,351.771;
                       Midlothian, VA  23112               record and
                                                           beneficial

                       NFSC FEBO # W26-644269              Investor C          5.30%             .01%
                       Richard W Coates                    3,973.958;
                       3012 Woodlawn Drive                 record and
                       Suffolk, VA  23434                  beneficial

Virginia Municipal     Bank of America NA                  Primary A            100%            50.59%
Bond Fund              Attn Tony Farrer                  1,444,119.904;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Roy R Martine &                     Investor A          94.96%            1.24%
                       Kathleen H Martine JTWROS          35,317.835;
                       4009 Tottenham Court                record and
                       Richmond, VA  23233-1771            beneficial

                       NFSC FEBO # W26-643866              Investor A          5.10%             .11%
                       Esmond L Dominick Jr                3,061.508;
                       4014 Tanglewood Trail               record and
                       Chesapeake, VA  23325               beneficial

                       Stephens Inc                        Investor C           100%             .01%
                       Attn:  Cindy Cole                291.741; record
                       111 Center Street
                       Little Rock, AR  72201

                                      213

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Merrill Lynch, Pierce, Fenner       Investor A          26.67%            .56%
                       & Smith Inc for the Sole           16,000.000;
                       Benefit                               record
                       of its Customers
                       Attention Service Team
                       4800 Deer Lake Drive East 3rd
                       Floor
                       Jacksonville, FL  32246

                       Rodney M Carlson and                Investor A          13.35%            .28%
                       Joyce L Carson JTTEN                8,010.000;
                       3608 South Creek Ct                 record and
                       Chesapeake, VA  23325               beneficial

                       Rebecca C Bell                      Investor A          11.41%            .24%
                       1092 Oaklawn Dr                     6,844.881;
                       Culpeper, VA  22701                 record and
                                                           beneficial

                       Jessie E Spells                     Investor A          9.97%             .21%
                       1518 Dogwood Road                   5,983.121;
                       St Leonard, MD  20685-2710          record and
                                                           beneficial

                       NFSC FEBO # W26-636398              Investor A          9.80%             .21%
                       Creola M Shearin                    5,879.172;
                       2205 Parkside Ave                   record and
                       Richmond, VA  23228                 beneficial

                       NFSC FEBO #W68-011398               Investor A          8.46%             .18%
                       Gerald H Moulton Jr and             5,075.445;
                       Virginia H Moulton                  record and
                       200 Liberty Street                  beneficial
                       1 World Financial Cntr
                       New York, NY  10281

                       NFSC FEBO # W13-652342              Investor A          6.13%             .13%
                       Jeffery W Hale                      3,676.356;
                       Diane A Hale                        record and
                       8618 Woodbine Lane                  beneficial
                       Annandale, VA  22003

Emerging Markets Fund  Bank of America NA                  Primary A           99.60%           86.75%
                       Attn Tony Farrer                  2,105,932.400;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Primary B            100%              0%
                       Attn:  Cindy Cole                 1.804; record
                       111 Center Street
                       Little Rock, AR  72201

                       Walter J Nott                       Investor A          7.29%             .32%
                       8320 Fulham Ct                      7,871.049;
                       Richmond, VA  23227                 record and
                                                           beneficial

                                      214

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Hi-Tech Communications Inc          Investor C          67.93%            .29%
                       401(K) Plan                         7,136.720;
                       PO Box 1569                         record and
                       League City, TX  77574-1569         beneficial

                       Stephens Inc for the Exclusive      Investor C          14.70%            .06%
                       Benefit of our Customers            1,544.754;
                       111 Center Street                     record
                       Little Rock, AR  72201

                       NFSC FEBO # W17-648345              Investor C          5.72%             .02%
                       NFSC/FMTC IRA                    600.743; record
                       FBO Carroll L Terrell             and beneficial
                       6502 Woodrow Terr
                       Richmond, VA  23228

Asset Allocation Fund  Paco                                Primary A           74.07%                1.64%
                       Attn:  Mutual Funds Unit #38615    256,217.348;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco - Cash Account                 Primary A           16.06%           0.36%
                       Attn:  Mutual Funds Unit #38615    55,553.060;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America Trst Cherry         Primary A           6.08%            0.13%
                       Deferred Compensation Trust        21,041.940;
                       DTD 1/25/96 A/C 01-002-0008437        record
                       Attn Kate Long Rm 03
                       231 La Salle
                       Chicago, IL  60604-1407

                       Stephens Inc                        Primary B            100%            0.01%
                       Attn:  Cindy Cole                 1.072; record
                       111 Center Street
                       Little Rock, AR  72201

                       Vanguard Fiduciary Trust            Investor A          5.16%            0.85%
                       Company                            133,146.321;
                       FBO Kirkland & Ellis Def              record
                       Contribution Retirement Plan
                       91926
                       PO Box 2600
                       Valley Forge, PA  19482-2600

                       State Street Bank & Trust Co        Investor C          97.50%           0.52%
                       TTEE                               80,750.710;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Seafirst Bank                    Seafirst Class;         100%
                       FBO Retirement Services               record
                       PO Box 84248
                       Seattle, WA  98124-5548

Blue Chip Fund         Paco - Cash Account                 Primary A           38.26%           1.26%
                       Attn:  Mutual Funds Unit #38615    331,977.554;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                                      215

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Paco                                Primary A           33.31%           1.09%
                       Attn:  Mutual Funds Unit #38615    289,007.977;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America NA                  Primary A           18.24%           0.60%
                       Attn Tony Farrer (B Shares)        158,282.192;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Investor A         6.1330%           2.46%
                       The Private Bank                   649,449.576;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       State Street Bank & Trust Co        Investor C          85.80%           1.00%
                       TTEE                               264,468.474;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Corelink Financial Inc              Investor C          6.13%            0.07%
                       PO Box 4054                        18,885.721;
                       Concord, CA  94524-4054               record

                       Seafirst Bank                     Seafirst Class         100%            52.52%
                       FBO Retirement Services          13,866,672.392;
                       PO Box 84248                          record
                       Seattle, WA  98124-5548

California Municipal   Paco - Cash Account                 Primary A           52.89%           2.76%
Bond Fund              Attn:  Mutual Funds Unit #38615    727,732.310;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco                                Primary A           33.87%           1.77%
                       Attn:  Mutual Funds Unit #38615    466,020.169;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America NA                  Primary A           9.00%            0.47%
                       Attn Tony Farrer                   123,783.347;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Investor C           100%            0.01%
                       Attn:  Cindy Cole                 3.337; record
                       111 Center Street
                       Little Rock, AR  72201

                                      216

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       BA Investment Services, Inc.        Investor B          8.31%            0.13%
                       FBO 405015951                      34,199.726;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BA Investment Services, Inc.        Investor B          8.12%            1.26%
                       FBO 436339241                      33,422.460;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BA Investment Services, Inc.        Investor B          6.46%            0.10%
                       FBO 404377331                      26,590.419;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729

                       BA Investment Services, Inc.        Investor B          5.76%            0.09%
                       FBO 435242481                      23,695.774;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729

                       BA Investment Services, Inc.        Investor B          5.19%            0.08%
                       FBO 428124871                      21,366.415;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729

California             BA Investment Services Inc           Advisor;           80.61%           19.13%
Tax-Exempt Reserves    for the Benefit of Customers     330,361,140.560;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Stephens Inc                      Daily; 25.060;         100%            0.00%
                       Attn:  Cindy Cole                     record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc                         Capital;            100%            0.00%
                       Attn:  Cindy Cole                 25.250; record
                       111 Center Street
                       Little Rock, AR  72201

                       National Financial for the          Investor;           48.40%           16.03%
                       Exclusive Benefit of our         276,898,841.770;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       BA Investment Services Inc          Investor;           45.91%           15.21%
                       for the Benefit of Customers     262,667,899.600;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Stephens Inc                     Market; 25.060;         100%            0.00 %
                       Attn:  Cindy Cole                     record
                       111 Center Street
                       Little Rock, AR  72201

                                      217

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Stephens Inc                        Liquidity;           100%            0.00 %
                       Attn:  Cindy Cole                     25.060
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA Trst/Cus           Trust;            99.96%           21.88%
                       Attn Common Tr FDS Unit 38329    378,004,155.810;
                       Terminal Anex                         record
                       PO Box 513577
                       Los Angeles, CA  90051-1577

Cash Reserves          Security Pacific Cash                Advisor;           27.47%           3.21%
                       Management                       854,362,100.000;
                       c/o Bank of America-GPO M/C           record
                       5533 Attn Regina Olsen
                       1850 Gateway Blvd # 5533
                       Concord, CA 94520-3275

                       Bankers Trust FBO                    Advisor            8.83%            5.21%
                       Tenneco Salary - 193024          90,046,127.760;
                       PO Box 9014                           record
                       Church Street Station
                       New York, NY  10008

                       BA Investment Services Inc            Daily;            49.87%           10.34%
                       for the Benefit of Customers     2,748,154,422.950
                       Unit 17852 Attn H David Jones
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       National Financial for the            Daily;            23.60%           4.89%
                       Exclusive Benefit of our         1,300,564,893.070;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Bank of America NA                   Capital;           11.20%           1.22%
                       Private Bank                     325,089,215.210;
                       Attn Common Tr Fds Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       The Anschutz Corporation             Capital;           10.38%           1.13%
                       Attn Thomas G Kundert            301,282,494.040;
                       555 Seventeenth Street                record
                       Suite 2400
                       Denver, CO  80202

                       General Motors Acceptance Corp       Capital;           6.89%            0.75%
                       Attn E Wayne Crawford            200,000,000.000;
                       3031 W Grand Blvd Ste 695           record and
                       M/C 482-206-695                     beneficial
                       Detroit, MI  48202

                       Hare & Co, Bank of New York          Capital;           5.63%            0.61%
                       Attn Stif/Master Note            163,529,099.840;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                                      218

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       BA Investment Services Inc          Investor;           59.65%           8.07%
                       for the Benefit of Customers     2,147,225,460.340;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Silicon Valley Bank                 Investor;           20.61%           2.79%
                       Attn:  Jess R Gutierrez          741,825,568.880;
                       3003 Tasman Drive Mshg 110          record and
                       Santa Clara, CA  95054              beneficial

                       National Financial for the          Investor;           10.63%           1.44%
                       Exclusive Benefit of our         382,742,123.430;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       NationsBank SWP Disbursement NC   Service Shares         100%            0.04%
                       NationsBank Sweep/Autoborrow      11,000,000.00;
                       First Citizens Bldg                   record
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       BA Investment Services Inc           Service;           12.24%
                       for the Benefit of Customers     380,650,624.500;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Bank of America NA                 Trust Shares         99.39%           6.51%
                       Financial Mgmt & Trust Services  1,731,854,059.930;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       NationsBank SWP Disbursement NC    Market Class          100%            6.84%
                       NationsBank Sweep/Autoborrow     1,820,000,000.000;
                       First Citizens Bldg                   record
                       128 S Tryon St NC 01-006-08-03
                       Charlotte, NC  28255

                       The Bank of New York as Agent     Capital Class         15.70%           2.80%
                       for its Securities Lending       745,000,000.000;
                       Customers                             record
                       101 Barclay Street
                       New York, NY  10286

                       Bank of America NA                Capital Class         13.96%           2.49%
                       Attn: David Thayer               662,378,021.120;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Charter Communications            Capital Class         11.59%           2.06%
                       Operating LLC                    550,000,000.000;
                       Attn Ralph Kelly                    record and
                       12444 Powerscourt Dr Ste 100        beneficial
                       Saint Louis, MO  63131-3617

                       Bank of America NA Agent FBO     Liquidity Class        30.27%           0.20%
                       Global Finance Sweep Customers   554,479,620.440;
                       Attn Steven Edwards                   record
                       1201 Main Street TX1-609-21-04
                       Dallas, TX  75202

                                      219

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Hans-Werner Hector               Liquidity Class        6.68%            0.46%
                       33-B Eugenia Avenue              122,270,694.160;
                       Kiawah Island, SC  29455-5608       record and
                                                           beneficial

                       Olen Commercial Realty Corp      Liquidity Class        5.41%            0.37%
                       PO Box 7069                      99,012,870.830;
                       Newport Beach, CA  92658-7069       record and
                                                           beneficial

                       Lennar Land Partners             Liquidity Class        4.91%            0.33%
                       Investments                      90,000,000.000;
                       Attn Wayneright Malcolm             record and
                       700 NW 107th Ave                    beneficial
                       Miami, FL  33172

                       Bank of America NA Agent FBO     Liquidity Class        40.00%           0.31%
                       Global Finance Sweep Customers   82,988,902.990;
                       Attn Steven Edwards                   record
                       1201 Main Street TX1-609-21-04
                       Dallas, TX  75202

                       ECT Securities LTD Partnership   Liquidity Class        19.77%           0.17%
                       c/o Enron Corp                   45,580,681.440;
                       Attn Donna Lowry EB 2881            record and
                       P O Box 1188                        beneficial
                       Houston, TX  77251-1188

                       Janet Sue Beck                   Liquidity Class        8.47%            0.07%
                       Separate Property                19,515,599.270;
                       6211 Raintree Ct                    record and
                       Dallas, TX  75240                   beneficial

Capital Income Fund    Paco - Cash Account                 Primary A           52.00%           0.89%
                       Attn:  Mutual Funds Unit #38615    167,083.271;
                       PO Box 513577                       record and
                       Los Angeles, CA  90051-1577         beneficial

                       Paco                                Primary A           44.18%           0.75%
                       Attn:  Mutual Funds Unit #38615    141,955.442;
                       PO Box 513577                       record and
                       Los Angeles, CA  90051-1577        benfeficial

                       State Street Bank & Trust Co        Investor C          79.41%           0.45%%
                       TTEE                               84,804.867;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Corelink Financial Inc              Investor C          8.08%            0.04%
                       PO Box 4054                         8,631.107;
                       Concord, CA  94524-4054               record

Government Reserves    BA Investment Services Inc           Advisor;           7.18%            1.50%
                       for the Benefit of Customers     22,941,090.740;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Guilford Glazer TTEE                 Advisor;           6.21%            1.30%
                       9440 Santa Monica Blvd Ste 610   19,846,762.590;
                       Beverly Hills, CA  90210-4619       record and
                                                           beneficial

                                      220

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       National Financial for the            Daily;             100%            1.55%
                       Exclusive Benefit of our         23,596,460.820;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Chase Manhattan Bank                 Capital;           38.77%           3.23%
                       FBO Global Trust                 49,130,402.860;
                       Attn Dave Sturman                     record
                       450 W 33rd St Fl 15 New York,
                       NY 10001-2603

                       Lone Star Technologies Inc           Capital;           16.63%           1.38%
                       Attn Charles J Keszler           21,070,175.750;
                       PO Box 803546                       record and
                       Dallas, TX  75380-3546              beneficial

                       U S Bank Trust NA                    Capital;           10.96%           0.91%
                       ESCR Kaiser Aluminum Corp/Dol    13,883,754.640;
                       Attn Corp Trust Srvcs                 record
                       601 Union St Ste 2120
                       Seattle, WA  98101-2331

                       Skinner Corporation                  Capital;           7.23%            0.60%
                       Attn Debbie Sokvitne              9,163,659.190;
                       1326 5th Ave Ste 711                record and
                       Seattle, WA  98101-2640             beneficial

                       Bank of America NA                   Capital;           5.51%            0.45%
                       Trst Financial Mgmnt & Trust      6,978,016.860;
                       Svcs                                  record
                       Attn Common Tr FDS Unit 38329
                       Terminal Annex
                       PO Bxo 513577
                       Los Angeles, CA  90051-1577

                       Collins & 194th Associates Ltd    Adviser Class         15.77%           0.47%
                       DBA Ocean 1 Condominium           7,164,994.310;
                       Corporate                           record and
                       19250 Collins Ave                   beneficial
                       N Miami Beach, FL  33160

                       Ocean Two by Chicago Title        Adviser Class         10.75%           0.32%
                       Insurance Co as Escrow Agent      4,886,184.830;
                       File #309900567                       record
                       Attn Team Acctg
                       1818 S Australian Ave
                       West Palm Beach, FL  33409

                       L Frank Pitts DBA Pitts Oil       Adviser Class         6.72%            0.20%
                       Company                           3,055,744.510;
                       4600 Greenville Ave Ste 200         record and
                       Dallas, TX  75206                   beneficial

                       Geneva Assoc Merchant Banking     Adviser Class         5.61%            0.16%
                       Partners I LLC                    2,549,859.550;
                       Attn Maggie Styers                  record and
                       PO Box 21962                        beneficial
                       Greensboro, NC  27420-1962

                                      221

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Collins & 194th Associates Ltd    Adviser Class         5.37%            0.16%
                       by Chicago Title Insurance Co     2,439,882.300;
                       as Escrow Agent                     record and
                       c/o State Accounting                beneficial
                       1818 S Australian Ave Suite 210
                       West Palm Beach, FL  33409

                       North Kansas City Hospital        Adviser Class         5.04%            0.15%
                       Attn Mike Wright                  2,290,103.270;
                       2800 Clay Edwards Dr                record and
                       No Kansas City, MO  64116           beneficial

                       BA Investment Services Inc          Investor;           63.90%           12.47%
                       for the Benefit of Customers     189,509,978.870;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       National Financial for the          Investor;           23.43%           4.57%
                       Exclusive Benefit of Our         69,479,710.090;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Hare & Co, Bank of New York         Investor;           6.63%            1.29%
                       Attn Stif/Master Note            19,664,381.380;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       Bank of America SWP                Market Class          100%            23.06%
                       Disbursement NC Bank of          350,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America SWP               Service Shares         100%            0.03%
                       Disbursement NC Bank of            500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA                 Trust Shares          100%            10.96%
                       Financial Mgmt & Trust Services  166,598,173.250;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                                      222

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Flagler Co Board of               Capital Class         29.26%           2.54%
                       Commissioners #1 Fund            38,699,900.840;
                       PO Box 787                          record and
                       201 East Moody Blvd                 beneficial
                       Bunnel, FL  32110

                       Reese M Rowling                   Capital Class         24.62%           2.14%
                       500 N Water St Suite 1100N       32,553,248.210;
                       Corpus Christi, TX  78471-0000      record and
                                                           beneficial

                       Cannan Communications Inc         Capital Class         15.26%           1.32%
                       City National Bldg               20,184,615.710;
                       807 8th Street Ste 503              record and
                       Wichita Falls, TX  76301-3304       beneficial

                       Orbital Imaging Corporation       Capital Class         7.79%            0.67%
                       Attn Martha Darden               10,299,359.330;
                       21700 Atlanta Blvd                  record and
                       Dulles, VA  20166-6801              beneficial

                       Novabus of America Inc            Capital Class         5.46%            0.47%
                       General Account                   7,225,420.830;
                       Dan Alexander A/S                   record and
                       PO Box 5670                         beneficial
                       Roswell, MN  88202-5670

                       Norwest Bank as TTEE for Pace    Liquidity Class        17.00%           0.64%
                       Academy                           9,778,412.330;
                       6 St Marquette Avenue                 record
                       Minneapolis, MN  55479

                       Comptrust AGC                    Liquidity Class        15.75%           0.59%
                       Workers Comp Trust Fund SC        9,055,663.930;
                       Attn Vicky Petit                      record
                       P O Box 30277
                       Charlotte, NC  28230

                       J&E Oil Inc                      Liquidity Class        15.50%           0.58%
                       300 E Edinburg                    8,917,434.470;
                       Elsa, TX  78543                     record and
                                                           beneficial

                       SQL Financials Inc               Liquidity Class        12.17%           0.04%
                       Attn Bill Fielder                 6,999,848.310;
                       3950 Johns Creek Ct Ste 100         record and
                       Suwanee, GA  30024                  beneficial

                       Comptrust AGC                    Liquidity Class        11.98%           0.45%
                       Workers Comp Trust Fund NC        6,887,663.440;
                       Attn Vicky Petit                    record and
                       P O Box 30277                       beneficial
                       Charlotte, NC  28230

                       Texas New Mexico Power Company   Liquidity Class        11.66%           0.44%
                       Attn Cash Manager                 6,708,278.560;
                       PO Box 2943                         record and
                       Fort Worth, TX  76113               beneficial

                                      223

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
Municipal Reserves     BA Investment Services Inc           Advisor;           50.21%           1.52%
                       for the Benefit of Customers     24,808,484.550;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Black Hills Energy Resources         Advisor;           10.23%           0.31%
                       Inc                               5,056,628.270;
                       2323 S Shepherd Dr Ste 1150         record and
                       Houston, TX  77019-7022             beneficial

                       Jack Kirk                            Advisor;           6.60%             .20%
                       1533 NW Blue Ridge Dr             3,259,694.330;
                       Seattle, WA  98177-5418             record and
                                                           beneficial

                       The Lynn E Barr                      Advisor;           5.58%            0.16%
                       and Linda D. Barr                 2,755,563.140;
                       Trst as Amended and Restated in     record and
                       PO Box 2000                         beneficial
                       Benicia, CA  94510-0809

                       National Financial for the            Daily;            72.12%           9.21%
                       Exclusive Benefit of our         149,622,265.300;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       BA Investment Services Inc            Daily;            27.88%           1.71%
                       for the Benefit of Customers     57,840,018.350;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       BA Investment Services Inc            Daily;            99.98%           22.58%
                       for the Benefit of Customers     366,589,273.260;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       The Anschutz Corporation             Capital;           98.52%           3.08%
                       Attn Thomas G Kundert            50,046,805.050;
                       555 Seventeenth Street              record and
                       Suite 2400                          beneficial
                       Denver, CO  80202

                       BA Investment Services Inc          Investor;           97.63%           9.55%
                       for the Benefit of Customers     155,085,857.290;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Phil McDaniel                     Adviser Class         16.64%           0.36%
                       51 Water Street                   5,952,628.760;
                       St Augustine, FL  32084-0000        record and
                                                           beneficial

                       Timothy A Braswell                Adviser Class         15.05%           0.33%
                       17925 S E Village Circle          5,384,562.490;
                       Tequesta, FL  33469                 record and
                                                           beneficial

                                      224

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Addlestone International          Adviser Class         10.04%           0.22%
                       Attn Nathan Addlestone            3,593,897.440;
                       PO Box 979                          record and
                       Charleston, SC  29402-0979          beneficial

                       Heritage Bag Company              Adviser Class         10.01%           0.22%
                       1648 Diplomat Drive               3,579,869.300;
                       Carrollton, TX  75006-6847          record and
                                                           beneficial

                       Bank of America SWP                Market Class          100%            10.13%
                       Disbursement NC Bank of          164,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                     Service Shares         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America FM & TS Oper CA    Trust Shares          100%            37.65%
                       Attn Common Tr FDS Unit 38329    611,268,616.610;
                       Terminal Annex                        record
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       Bank of America NA                Capital Class         56.34%           6.31%
                       Attn David Thayer                102,556,077.870;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Daniel R Harper TTEE              Capital Class         16.08%                1.80%
                       Daniel R Harper Revocable        29,266,046.950;
                       Living Trust                        record and
                       U/A DTD 7/13/90                     beneficial
                       14860 Six Mile Cypress Pkwy
                       Ft Myers, FL  33912-4406

                       Michael S. Egan                  Liquidity Class        29.48%           2.96%
                       Attn Robin Segaul                48,094,557.630;
                       333 East Las Olas Blvd              record and
                       Ft Lauderdale, FL  33301            beneficial

                       W Ray Wallace                    Liquidity Class        15.00%           1.51%
                       P O Box 568887                   24,461,283.200;
                       Dallas, TX  75356                   record and
                                                           beneficial

                                      225

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Vintec Company                   Liquidity Class        11.28%           1.13%
                       1501 Malloy Ln                   18,398,045.570;
                       P O Box 1258                        record and
                       Murfreesboro, TN  37133             beneficial

                       Sheldon H Solow                  Liquidity Class        10.11%           1.02%
                       Personal & Confidential          16,485,500.000;
                       9 W 57th St                         record and
                       New York, NY  10019-2701            beneficial

                       WRW Equities LTD                 Liquidity Class        6.10%            0.61%
                       5500 Preston Rd #220              9,957,958.340;
                       Dallas, TX  75205                   record and
                                                           beneficial

                       Johnson Ezell Corporation        Liquidity Class        6.01%            0.60%
                       FBO Neil Ezell                    9,803,968.090;
                       18167 US Highway 19 N Ste 660       record and
                       Clearwater, FL  33764-6569          beneficial

Money Market Reserves  MSP Acquisition Corp             Liquidity Class        49.37%           0.28%
                       314 Main St Ste 300               4,644,464.830;
                       Fort Worth, TX  76102-7407          record and
                                                           beneficial

                       Micro Craft Inc                  Liquidity Class        24.02%           0.13%
                       Attn Tom Headlee                  2,259,371.500;
                       P O Box 370                         record and
                       Tullahoma, TN  37388                beneficial

                       Undiscovered Managers LLC        Liquidity Class        18.07%           0.10%
                       Attn James Vetter                 1,700,000.000;
                       700 N Pearl Ste 2400 LB342          record and
                       Dallas, TX  75201-2832              beneficial

                       Volunteers of America Inc        Liquidity Class        8.19%            0.05%
                       Attn Accounting                    770,774.600;
                       110 S Union St                      record and
                       Alexandria, VA  22314-3351          beneficial

                       Central Carolina Bank             Advisors Class        48.96%           0.19%
                       Attn Cash Management              3,190,089.090;
                       111 Corcoran Street 2nd Flr MO        record
                       2-1
                       Durham, NC  27701

                       Town of Smithfield Bond Fund      Advisors Class        27.40%           0.11%
                       Attn Suzanne Pittman              1,785,475.040;
                       310 Institute St                    record and
                       Smithfield, VA  23430-1114          beneficial

                       Ottenheimer Equipment Co Inc      Advisors Class        9.25%            0.04%
                       Attn Mark Ottenheimer              602,702.110;
                       2607 N Rolling Rd Ste 210           record and
                       Baltimore, MD  21244                beneficial

                       Dolphin Mall Associates LP        Advisors Class        7.27%            0.03%
                       Wage Program                       473,721.770;
                       Attn Marie Ammatteo                 record and
                       200 S Park Rd Ste 200               beneficial
                       Hollywood, FL  33021-8541

                                      226

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Bank of America SWP                Market Class          100%            49.01%
                       Disbursement NC Bank of          821,000,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America SWP               Service Shares         100%            0.15%
                       Disbursement NC Ban k of          2,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                      Trust Shares          100%            0.00%
                       Attn Cindy Cole                   10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Arkansas State Treasury           Capital Class         11.89%           5.93%
                       Attn Treasury Management         99,300,857.160;
                       State Capitol Building Rm 220       record and
                       Little Rock, AR  72201              beneficial

                       Bank of America NA                Capital Class         9.43%            4.70%
                       Attn David Thayer                78,760,713.970;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Dallas ISD General Fund           Capital Class         7.92%            3.95%
                       Attn Dick Williams Room 218C     66,150,560.610;
                       3700 Ross Avenue                    record and
                       Dallas, TX  75204                   beneficial

                       Cendant Corporation               Capital Class         7.01%            3.50%
                       Attn Kim Sanborn                 58,522,835.220;
                       6 Sylvan Way                        record and
                       Parsippany, NJ  07054               beneficial

                       Agrium U S Inc                    Capital Class         5.54%            2.76%
                       Attn Treasury Department         46,251,255.080;
                       13131 Lake FraserDrive SE           record and
                       Calgary AB Canada T2J 7E8           beneficial

Treasury Reserves      National Financial for the            Daily;            8.30%            0.90%
                       Exclusive Benefit of our         51,346,149.790;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                                      227

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       National Rv Holdings Inc              Daily;            5.06%            0.50%
                       Attn Kenneth Ashley              31,308,281.140;
                       3411 N Perris Blvd                  record and
                       Perris, CA  92571-3100              beneficial

                       Clark County Public               8,846,161.340;        7.82%            0.10%
                       Administration                      record and
                       Attn Jared E Shafer                 beneficial
                       1700 Pinto Ln
                       Las Vegas, NV 89106-4102

                       Los Angeles Department of            Capital;           19.54%           1.00%
                       Airports                         61,050,961.690;
                       Attn Sandee Parks                   record and
                       515 S Flower St                     beneficial
                       Los Angeles, CA  90071-2201

                       Hare & Co, Bank of New York          Capital;           8.60%            0.50%
                       Attn Stif/Master Note            26,860,046.930;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       E D Fund                             Capital;           8.45%            0.40%
                       Attn Duane Hill                  26,404,719.940;
                       3300 Zinfandel Dr                   record and
                       Rancho Cordova, CA  95670-6043      beneficial

                       CDO Capital LLC                      Capital;           7.51%            0.40%
                       Cash Reserve Account             23,469,019.900;
                       Attn Tom Gohde                        record
                       6111 N River Rd
                       Rosemont, IL  60018-5158

                       California Independent System        Capital;           6.48%            0.30%
                       Operator                         20,249,711.240;
                       Attn Chief Financial Officer          record
                       151 Blue Ravine Rd
                       Folsom, CA  95630-4704

                       Save Mart Supermarkets               Capital;           6.08%            0.30%
                       Attn Linda Kline                 19,000,000.000;
                       PO Box 4278                           record
                       Modesto, CA  95352-4278

                       BA Investment Services Inc          Investor;           53.04%           2.60%
                       for the Benefit of Customers     155,539,577.330;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Hare & Co, Bank of New York      100,613,314.580;       34.31%           1.70%
                       Attn Stif/Master Note                 record
                       One Wall Street 2nd Fl
                       New York, NY  10286

                       Hare & Co, Bank of New York       Adviser Class         16.70%           3.53%
                       Attn Stif/Master Note            59,161,080.800;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                                      228

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Central Carolina Bank             Adviser Class         10.67%           2.26%
                       Attn Cash Management             37,800,111.220;
                       111 Corcoran Street 2nd Flr MO      record and
                       2-1                                 beneficial
                       Durham, NC  27701

                       Primus Telecommunications         Adviser Class         5.63%            1.19%
                       International Inc                19,944,679.880;
                       Attn Andy Dolan                     record and
                       1700 Old Meadow Road Suite 300      beneficial
                       McLean, VA  22102

                       Stephens Inc                       Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America SWP                Market Class          100%            0.00%
                       Disbursement NC Bank of          1,331,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Bank of America SWP               Service Shares         100%            0.15%
                       Disbursement NC Bank of           2,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA                 Trust Shares          100%            38.10%
                       Financial Mgmt & Trust Services  638,299,127.360;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       Mindspring Enterprises Inc        Capital Class        47.1119%          22.54%
                       1430 W Peachtree St NW           377,638,847.380;
                       Atlanta, GA  30309                  record and
                                                           beneficial

                       Bank of America NA                Capital Class        19.6530%          9.40%
                       Attn:  David Thayer              157,534,168.790
                       1401 Elm Street 11th Floor
                       Dallas, TX  75202

                       Banc of America LLC               Capital Class         8.64%            4.13%
                       Attn Mutual Funds                69,235,962.290;
                       600 Montgomery St                     record
                       San Francisco, CA  94111

                       Commercial Financial Svcs Inc     Capital Class         5.18%            2.48%
                       Operating Account                41,503,176.430;
                       Attn Accounting Department            record
                       2448 E 81st St Ste 5200
                       Tulsa, OK  74137-4248

                                      229

                                                         Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Intermediate Bond      Paco - Cash Account                 Primary A           85.10%           8.85%
Fund                   Attn:  Mutual Funds Unit #38615    773,710.492;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco                                Primary A          14.9004%          1.55%
                       Attn:  Mutual Funds Unit #38615    135,472.483;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Corelink Financial Inc              Investor C          99.95%           0.08%
                       PO Box 4054                         7,201.550;
                       Concord, CA  94524-4054               record

                       Seafirst Bank                     Seafirst Class         100%            33.68%
                       FBO Retirement Services           2,943,694.026;
                       PO Box 84248                          record
                       Seattle, WA  98124-5548

                       Bank of America NA                  Investor A          75.02%           42.82%
                       The Private Bank                  3,742,327.004;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       Union Bank Trust Nominee            Investor A          5.90%            3.37%
                       FBO Angelus Sanitary               294,321.649;
                       Can Machine Co                        record
                       Emp Welfare BP 610001305-00
                       PO Box 85484
                       San Diego, CA  92186-5484

         As of August 1999, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.


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